As filed with the Securities and Exchange Commission on September 1, 1998
Registration No. 2-74808
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT

                                            UNDER THE SECURITIES ACT OF 1933



       PRE-EFFECTIVE AMENDMENT NO.               [ ]



       POST-EFFECTIVE AMENDMENT NO.             [ ]


Fidelity Colchester Street Trust (formerly Fidelity Institutional Cash
Portfolios)
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number  (617) 563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.
It is proposed that this filing will become effective on October 1, 1998, pursuant to Rule 488.

Fidelity Domestic Portfolio
CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:
Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letter to Shareholders
Form of Proxy Card
Notice of Special Meeting of Shareholders
Part A - Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

FIDELITY COLCHESTER STREET TRUST:
FIDELITY DOMESTIC PORTFOLIO
FORM N-14 CROSS REFERENCE SHEET
PART A

FORM N-14 ITEM NUMBER AND CAPTION                      PROSPECTUS/PROXY STATEMENT CAPTION

1. BEGINNING OF REGISTRATION STATEMENT AND OUT-        COVER PAGE
 SIDE FRONT COVER PAGE OF PROSPECTUS

2. BEGINNING AND OUTSIDE BACK COVER PAGE OF PRO-       TABLE OF CONTENTS
  SPECTUS



3. FEE TABLE, SYNOPSIS INFORMATION AND RISK FACTORS    SYNOPSIS; COMPARISON OF OTHER POLICIES OF THE FUNDS;
                                                       COMPARISON OF PRINCIPAL RISK FACTORS; THE PROPOSED
                                                       TRANSACTION

4. INFORMATION ABOUT THE TRANSACTIONS                  SYNOPSIS; THE PROPOSED TRANSACTION;

5. INFORMATION ABOUT THE REGISTRANT                    PROSPECTUS OF FIDELITY DOMESTIC PORTFOLIO DATED MAY
                                                       29, 1998; SYNOPSIS; COMPARISON OF OTHER POLICIES OF
                                                       THE FUNDS; COMPARISON OF PRINCIPAL RISK FACTORS;
                                                       MISCELLANEOUS; ADDITIONAL INFORMATION ABOUT FIDELITY
                                                       DOMESTIC PORTFOLIO;  PROSPECTUS OF FIDELITY DOMESTIC
                                                       PORTFOLIO DATED MAY 29, 1998

6. INFORMATION ABOUT THE COMPANY BEING ACQUIRED        COVER PAGE; SYNOPSIS; COMPARISON OF OTHER POLICIES
                                                       OF THE FUNDS; COMPARISON OF PRINCIPAL RISK FACTORS;
                                                       MISCELLANEOUS; PROSPECTUS OF FIDELITY RATED MONEY
                                                       MARKET PORTFOLIO DATED MAY 29, 1998

7. VOTING INFORMATION                                  VOTING INFORMATION

8. INTEREST OF CERTAIN PERSONS AND EXPERTS             NOT APPLICABLE

9. ADDITIONAL INFORMATION REQUIRED FOR REOFFERING      NOT APPLICABLE
 BY PERSONS DEEMED TO BE UNDERWRITERS


PART B
ITEM NUMBER AND CAPTION  STATEMENT OF ADDITIONAL INFORMATION CAPTION


10. COVER PAGE                                      COVER PAGE

11. TABLE OF CONTENTS                               TABLE OF CONTENTS

12. ADDITIONAL INFORMATION ABOUT THE REGISTRANT     PROSPECTUS AND STATEMENT OF ADDITIONAL
                                                    INFORMATION OF FIDELITY DOMESTIC PORTFOLIO
                                                    DATED MAY 29, 1998

13. ADDITIONAL INFORMATION ABOUT THE COMPANY BE-    NOT APPLICABLE
  ING ACQUIRED

14. FINANCIAL STATEMENTS                            FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL
                                                    REPORT OF FIDELITY RATED MONEY MARKET
                                                    PORTFOLIO FOR THE FISCAL YEAR ENDED MARCH
                                                    31, 1998; FINANCIAL STATEMENTS INCLUDED IN
                                                    THE ANNUAL REPORT OF FIDELITY DOMESTIC
                                                    PORTFOLIO FOR THE FISCAL YEAR ENDED MARCH
                                                    31, 1998.
                                                    PRO-FORMA FINANCIAL STATEMENTS FOR THE
                                                    FISCAL YEAR ENDED MARCH 31, 1998.


PART C                                              INFORMATION REQUIRED TO BE INCLUDED IN PART
                                                    C IS SET FORTH UNDER THE APPROPRIATE ITEM SO
                                                    NUMBERED IN PART C OF THIS REGISTRATION
                                                    STATEMENT.



IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Institutional Money Market Funds Shareholder:
On December 16, 1998, a special shareholder meeting of the Fidelity Institutional Money Market Funds: Rated Money Market Portfolio will be held.
The matter to be discussed is important, and directly affects your investment. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own on the record date (October 19,
1998). YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted at the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.
The enclosed Proxy Statement details the proposal under consideration. A summary of the issue can be found on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposal. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
This proposal has been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THIS PROPOSAL IS FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE IT. If you have any questions about this proposal, please do not hesitate to contact Fidelity Client Services at 800-843-3001.
Remember, this is your opportunity to voice your opinion on matters
affecting your fund.   YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO
MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer


Q&A
IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE.
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTER TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL CLIENT SERVICES AT 800-843-3001. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
A. You are being asked to vote on the following proposal:
(solid bullet) To approve an Agreement and Plan of Reorganization which will result in the merger of Fidelity Rated Money Market Portfolio and Fidelity Domestic Portfolio.
Q. WHY IS FIDELITY RATED MONEY MARKET PORTFOLIO PROPOSING TO MERGE WITH FIDELITY DOMESTIC PORTFOLIO?
A. The merger of Fidelity Rated Money Market Portfolio into Fidelity Domestic Portfolio, which is also managed by Fidelity Management & Research Company (FMR), will help FMR manage your money more efficiently because the combined portfolio will have a substantially larger asset base and a broader shareholder base. In addition, the investment policies and operating procedures for both portfolios are substantially the same. The only significant difference is that Fidelity Domestic Portfolio is restricted to U.S. dollar-denominated securities of domestic issuers and Fidelity Rated Money Market Portfolio may purchase U.S. dollar-denominated securities of domestic and foreign issuers.

Q. HOW WILL THE SHARES OF FIDELITY RATED MONEY MARKET PORTFOLIO BE
AFFECTED?
A. If the Agreement and Plan of Reorganization is approved, Class I, Class II, and Class III shares of Fidelity Rated Money Market Portfolio will be exchanged for shares of the corresponding class of Fidelity Domestic Portfolio. The merger will not affect the value of your investment.
Q. HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
A. Yes. The Board of Trustees of each fund has unanimously approved the proposal, and recommends that you vote to approve it.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by attending the Special Meeting of Shareholders at 11:00 a.m. on December 16, 1998 OR by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY COLCHESTER STREET TRUST: FIDELITY RATED MONEY MARKET
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COLCHESTER STREET TRUST: FIDELITY RATED MONEY MARKET PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 16, 1998 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                  [cusip #316191204/fund# 052]
                                  [cusip #316191808/fund# 619]
                                  [cusip #316191881/fund# 652]
Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------
____________________________________________________________________

1.  TO APPROVE AN AGREEMENT AND PLAN OF                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    REORGANIZATION BETWEEN FIDELITY RATED MONEY
    MARKET PORTFOLIO AND FIDELITY DOMESTIC
    PORTFOLIO, ANOTHER FUND OF THE TRUST, PROVIDING FOR
    THE TRANSFER OF ALL OF THE ASSETS OF FIDELITY RATED
    MONEY MARKET PORTFOLIO TO FIDELITY DOMESTIC
    PORTFOLIO IN EXCHANGE SOLELY FOR SHARES OF
    BENEFICIAL INTEREST IN CLASS I, CLASS II, AND CLASS
    III OF FIDELITY DOMESTIC PORTFOLIO AND THE
    ASSUMPTION BY FIDELITY DOMESTIC PORTFOLIO OF
    FIDELITY RATED MONEY MARKET PORTFOLIO'S
    LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF
    FIDELITY DOMESTIC PORTFOLIO'S SHARES TO
    SHAREHOLDERS OF THE CORRESPONDING CLASS OF
    FIDELITY RATED MONEY MARKET PORTFOLIO IN
    LIQUIDATION OF FIDELITY RATED MONEY MARKET
    PORTFOLIO.


[IMMI-PXC-1098)]    [cusip #316191204/fund# 052]
[IMMII-PXC-1098]    [cusip #316191808/fund# 619]
[IMMIII-PXC-1098]   [cusip #316191881/fund# 652]

FIDELITY RATED MONEY MARKET PORTFOLIO
A FUND OF
FIDELITY COLCHESTER STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
PROXY STATEMENT AND PROSPECTUS
OCTOBER 19, 1998
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Rated Money Market Portfolio (Rated Portfolio), a fund of Fidelity Colchester Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Rated Portfolio and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, December 16, 1998 at 11:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (the Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Rated Portfolio would transfer all of its assets to Fidelity Domestic Portfolio (Domestic Portfolio), another fund of the trust, in exchange solely for shares of beneficial interest in Class I, Class II, and Class III of Domestic Portfolio and the assumption by Domestic Portfolio of Rated Portfolio's liabilities. Domestic Portfolio shares would then be distributed to Rated Portfolio shareholders, so that each such shareholder would receive a number of full and fractional shares of the corresponding class of Domestic Portfolio equal to the number of full and fractional shares of the same class of Rated Portfolio held by such shareholder. As provided in the Agreement, Rated Portfolio will distribute Class I, Class II, and Class III shares of Domestic Portfolio to its shareholders of the corresponding class in liquidation of Rated Portfolio on January 21, 1999, or such other date as the parties may agree (the Closing Date).
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Domestic Portfolio is a money market fund, a fund of Fidelity Colchester Street Trust, an open-end management investment company organized as a Delaware business trust on May 30, 1993. Domestic Portfolio's investment objective is to seek a high level of current income while maintaining a stable $1.00 share price. Domestic Portfolio seeks to achieve its investment objective by investing only in the highest quality U.S. dollar-denominated money market securities of domestic issuers, rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities and repurchase agreements.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Domestic Portfolio that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated October 19, 1998 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by a combined Prospectus (dated May 29, 1998 and supplemented on August 1, 1998), which offers shares of Class I, Class II, or Class III of Domestic Portfolio and Rated Portfolio. The combined Statement of Additional Information for Class I, Class II, and Class III of Domestic Portfolio and Rated Portfolio (dated May 29,1998 and supplemented on August 5,
1998) is available upon request. Each of the combined Class I, Class II, and Class III Prospectuses and the combined Statement of Additional Information for Domestic Portfolio and Rated Portfolio, dated May 29, 1998, and supplemented as previously noted, have been filed with the SEC and are incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by contacting the trust, Domestic Portfolio or Rated Portfolio at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-843-3001.

FIDELITY RATED MONEY MARKET PORTFOLIO
A FUND OF
FIDELITY COLCHESTER STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Rated Money Market Portfolio:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Rated Money Market Portfolio (Rated Portfolio) will be held at the principal executive office of Fidelity Colchester Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on December 16, 1998 at 11:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization between Rated Portfolio and Fidelity Domestic Portfolio (Domestic Portfolio), another fund of the trust, providing for the transfer of all of the assets of Rated Portfolio to Domestic Portfolio in exchange solely for shares of beneficial interest in Class I, Class II, and Class III of Domestic Portfolio and the assumption by Domestic Portfolio of Rated Portfolio's liabilities, followed by the distribution of Domestic Portfolio's shares to shareholders of the corresponding class of Rated Portfolio in liquidation of Rated Portfolio.
 The Board of Trustees has fixed the close of business on October 19, 1998 as the record date for the determination of the shareholders of Rated Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
                            By order of the Board of Trustees,
                            ERIC D. ROITER, Secretary

October 19, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                                      VALID SIGNATURE



A.            1)   ABC CORP.                      JOHN SMITH, TREASURER

              2)   ABC CORP.                      JOHN SMITH, TREASURER

                   C/O JOHN SMITH, TREASURER



B.            1)   ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS, TRUSTEE

              2)   ABC TRUST                      ANN B. COLLINS, TRUSTEE

                   U/T/D 12/28/78



C.            1)   ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

                   F/B/O ANTHONY B. CRAFT, JR.

                   UGMA


TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of The Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information About Fidelity Domestic Portfolio
Miscellaneous
Exhibit 1. Form of Agreement and Plan of Reorganization of Fidelity Rated Money Market Portfolio

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
 FIDELITY RATED MONEY MARKET PORTFOLIO
A FUND OF
FIDELITY COLCHESTER STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001

TO BE HELD ON DECEMBER 16, 1998
_________________________________
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Colchester Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Rated Money Market Portfolio (Rated Portfolio or the fund) and at any adjournments thereof (the Meeting), to be held on Wednesday, December 16, 1998 at 11:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 19, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $500. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided total operating expenses for each class of Rated Portfolio do not exceed a class's expense cap of 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses and 12b-1 fees). Expenses exceeding each class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Approval of the Reorganization will be determined by the aggregate vote of all classes of the fund's shares rather than by each class separately.
 Rated Portfolio may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $250. The expenses in connection with telephone voting will be paid by the fund, provided the total operating expenses do not exceed each class's expense cap of 0.20%. Expenses exceeding each class's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of Rated Portfolio and Fidelity Domestic Portfolio (Domestic Portfolio) issued and outstanding on July 31, 1998 are listed below:
Fund and Class                     Number of Outstanding Shares
RATED PORTFOLIO - CLASS I          386,418,463

RATED PORTFOLIO - CLASS II         79,668,044

RATED PORTFOLIO - CLASS III        112,443,540

DOMESTIC PORTFOLIO - CLASS I       968,616,438

DOMESTIC PORTFOLIO - CLASS II      37,270,364

DOMESTIC PORTFOLIO - CLASS III     83,433,647

 Shareholders of record at the close of business on October 19, 1998, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of July 31, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of July 31, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares.
 As of July 31, 1998, the following owned of record or beneficially 5% or more of the outstanding shares of a fund or a class:
 Rated Portfolio - Class I: U.S. Trust Company of NY, New York, NY (18.57%); Metric Management, Inc., San Francisco, CA (14.17%), Perini Corporation, Framingham, MA (12.03%); Southern Farm Bureau Life, Jackson, MS (5.43%).
 Rated Portfolio - Class II:  BankBoston, Boston, MA  (100%).
 Rated Portfolio - Class III: Chase Bank of Texas, Houston, TX (43.87%); Fleet National Bank, Providence, RI (24.50%); Michigan Public Funds Inv. Trust, Farmington Hills, MI (16.74%); The Bank of New York, New York, NY (6.67%).
 Domestic Portfolio - Class I: Chase Bank of Texas, Houston, TX (8.93%); Intel Corporation, Santa Clara, CA (8.42%); Bank One Oklahoma, Tulsa, OK (5.41%); Simmons First National Bank, Pine Bluff, AR (5.31%).
 Domestic Portfolio - Class II: Fleet National Bank, Providence, RI (68.17%); BankBoston, Boston, MA (31.83%).
 Domestic Portfolio - Class III: Frost National Bank, San Antonio, TX (59.00%); Chase Bank of Texas, Houston, TX (14.47%); First Union National Bank, Charlotte, NC (13.40%); Northwestern Trust Company, Seattle, WA (10.58%); Reliance Trust Company, Atlanta, GA (8.57%); Fleet National Bank, Providence, RI (5.44%).
 To the knowledge of the trust and each fund, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of any class or of either fund on that date. It is not anticipated that any of the above shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization. It is anticipated that the following shareholders will own of record or beneficially 5% or more of the outstanding classes of the combined fund as a result of the
Reorganization:
 Class I: Chase Bank of Texas, Houston, TX (6.38%); U.S. Trust Company of NY, New York, NY (5.30%).
 Class II: BankBoston, Boston, MA (77.79%); Fleet National Bank, Providence, RI (22.21%).
 Class III: Chase Bank of Texas, Houston, TX (31.35%); Frost National Bank, San Antonio, TX (25.13%); Fleet National Bank, Providence, RI (14.06%); Michigan Public Funds Inv. Trust, Farmington Hills, MI (9.61%); First Union National Bank, Charlotte, NC (5.71%).
 A shareholder owning of record or beneficially more than 25% of a fund's or class's outstanding shares may be considered a controlling person of that fund or class, as applicable. Each such shareholder's vote may have a more significant effect on matters presented at a shareholders' meeting of the fund or class, as applicable, than votes of other shareholders of the fund or class.
VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF RATED PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the combined Prospectus of Rated Portfolio and Domestic Portfolio, which is incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Domestic Portfolio carefully for more complete information.
 The proposed Reorganization would merge Rated Portfolio into Domestic Portfolio, a money market fund also managed by FMR. If the Reorganization is approved, Rated Portfolio will cease to exist and current shareholders of the fund will become shareholders of the corresponding class of Domestic Portfolio.
 Rated Portfolio and Domestic Portfolio each offers three classes of shares: Class I, Class II, and Class III. All classes of a fund have a common investment objective and investment portfolio.
 Both Rated Portfolio and Domestic Portfolio seek to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality short-term securities. Both funds are rated in the highest rating category by two nationally recognized rating services. An investment in a fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that either fund will maintain a stable $1.00 share price.
 Rated Portfolio and Domestic Portfolio offer the same investor services, exchange privileges, and methods to purchase and redeem shares. Regardless of whether the Reorganization is approved, you will not have to change how you do business with Fidelity or take any other action to maintain your investment.
 The proposed Reorganization is part of an effort by Fidelity to streamline its institutional money market fund product line so that it may manage the funds more efficiently. If the Reorganization is approved, Rated Portfolio shareholders will become shareholders of a fund with the same rating that has a larger asset base and a broader shareholder base than Rated Portfolio. A broader shareholder base may tend to lessen the effect of cash flows in and out of a fund, making the fund easier to manage. Thus, the larger asset base and shareholder base of the combined fund could potentially lead to better relative performance.
INVESTMENT OBJECTIVES AND POLICIES
 Both Rated Portfolio and Domestic Portfolio seek a high level of current income while maintaining a stable $1.00 share price. To achieve this objective, the funds invest in the highest quality U.S. dollar-denominated money market securities rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. One of the primary differences between their investment policies is that, while both funds are limited to U.S. dollar-denominated securities, Rated Portfolio may purchase securities of both domestic and foreign issuers, while Domestic Portfolio is limited to securities of domestic issuers. However, Rated Portfolio currently does not purchase any securities of foreign issuers that mature beyond the closing date, as defined below.
EXPENSE STRUCTURES
 Rated Portfolio and Domestic Portfolio have substantially identical expense structures. Each fund pays FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets (the management fee is the same for all classes of shares of a fund).
 In addition, Class I, Class II, and Class III of both funds have adopted Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class I, Class II, and Class III Plans of Rated Portfolio are the same as the Plans of the corresponding class of Domestic Portfolio.
 Class I of each fund does not pay a separate distribution fee. Class II of each fund pays Fidelity Distributors Corp. (FDC), the funds' distributor, a monthly distribution fee at the annual rate of 0.15% of Class II's average net assets. Class III of each fund pays FDC a monthly distribution fee at the annual rate of 0.25% of Class III's average net assets. In addition, the Plans for each class specifically recognize that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of each class's shares. Pursuant to the Plans, FMR may also pay, either directly (for Class I only) or through FDC (for Class II and Class III), investment professionals and other third parties that engage in the sale of each class's shares or provide shareholder support services. If Rated Portfolio shareholders approve the Reorganization, they will receive Domestic Portfolio shares that are distributed under the same terms as, and pay a distribution fee at the same annual rate as, their Rated Portfolio shares.
 In addition to management fees and distribution fees, both funds, or each class thereof, as applicable, also pay other operating expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For example, audit, transfer agency, dividend disbursing, and shareholder servicing expenses are paid by each class of each fund, while pricing and bookkeeping expenses are paid by each fund.
 In sum, if Rated Portfolio shareholders approve the Reorganization, they will become shareholders of a larger money market fund with the same investment objective and similar investment policies to Rated Portfolio. To the extent that the Reorganization allows FMR to manage the fund more effectively and efficiently, better relative performance may result.
 The Board of Trustees believes that the Reorganization would benefit Rated Portfolio shareholders and recommends that shareholders vote in favor of the Reorganization.
TOTAL OPERATING EXPENSES AND REIMBURSEMENT ARRANGEMENTS
 Currently, FMR voluntarily reimburses Class I, Class II, and Class III of each fund to the extent that each class's total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees) exceed 0.20% of the class's respective average net assets. FMR may modify or terminate these reimbursement arrangements at any time, which would cause each class's total operating expenses to increase.
THE PROPOSED REORGANIZATION
 Shareholders of Rated Portfolio will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Domestic Portfolio of all of the assets of Rated Portfolio in exchange solely for Class I, Class II, and Class III shares of Domestic Portfolio and the assumption by Domestic Portfolio of the liabilities of Rated Portfolio. Rated Portfolio will then distribute the Class I, Class II, and Class III shares of Domestic Portfolio to its shareholders, so that each shareholder will receive the number of full and fractional shares of Domestic Portfolio equal to the number of full and fractional shares of the corresponding class of Rated Portfolio held by such shareholder on the Closing Date (defined below). The exchange of Rated Portfolio's assets for Domestic Portfolio's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on January 21, 1999, or such other time and date as the parties may agree (the Closing Date). Rated Portfolio will then be liquidated as soon as practicable thereafter.
 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Rated Portfolio or Domestic Portfolio, or to the shareholders of either fund. The rights and privileges of the former shareholders of Rated Portfolio, will be effectively unchanged by the Reorganization.
COMPARATIVE FEE TABLES
 The following tables show (i) the shareholder transaction expenses that Rated Portfolio and Domestic Portfolio shareholders currently incur, and the shareholder transaction expenses that shareholders of the combined fund will incur after giving effect to the Reorganization, (ii) the current fees and expenses for each class of Rated Portfolio and Domestic Portfolio for the 12 months ended March 31, 1998 and pro forma fees and expenses for each class of the combined fund based on the same time period after giving effect to the Reorganization and including the effect of FMR's current voluntary expense limitation for each class, and (iii) the current fees and expenses for each class of Rated Portfolio and Domestic Portfolio for the 12 months ended March 31, 1998 and pro forma fees and expenses for each class of the combined fund based on the same time period after giving effect to the Reorganization and excluding the effect of FMR's current voluntary expense limitation for each class. Net expenses include the effect of any applicable voluntary expense limitation and gross expenses do not include the effect of any applicable voluntary expense limitation. FMR has voluntarily agreed to reimburse Class I, Class II, and Class III of both funds to the extent that each class's total operating expenses exceed 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees) of its average net assets. The total operating expenses shown for Class II and Class III of each fund exceed 0.20% because of the effect of those class's 12b-1 fees.
SHAREHOLDER TRANSACTION AND ANNUAL FUND OPERATING EXPENSES
 Shareholder Transaction Expenses are charges that shareholders may pay when they buy or sell shares of a fund.
 Annual fund operating expenses are paid out of each fund's or class's assets. Expenses are factored into each class's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on each class's historical expenses, adjusted to reflect current fees, and are calculated as a percentage of the average net assets of each class. Prior to January 1, 1998, Rated Portfolio operated under an all-inclusive management contract whereby Rated Portfolio paid FMR a monthly management fee at an annual rate of 0.42% of its average daily net assets and FMR paid all of the other expenses of the fund, with certain exceptions.
CLASS I

                               RATED PORTFOLIO  DOMESTIC PORTFOLIO  COMBINED FUND

MAXIMUM SALES CHARGE ON        NONE             NONE                NONE
PURCHASES AND REINVESTED
DISTRIBUTIONS

MAXIMUM DEFERRED SALES CHARGE  NONE             NONE                NONE

SHORT-TERM TRADING FEE         NONE             NONE                NONE

EXCHANGE FEE                   NONE             NONE                NONE


                    RATED         DOMESTIC      PRO FORMA
                    PORTFOLIO     PORTFOLIO     COMBINED FUND
                    NET EXPENSES  NET EXPENSES  NET EXPENSES

MANAGEMENT FEE       0.20%         0.20%         0.20%

12B-1 FEE            NONE          NONE          NONE
(DISTRIBUTION FEE)

OTHER EXPENSES       0.00% *       0.00% *       0.00% *
(AFTER
REIMBURSEMENT)

TOTAL OPERATING      0.20%*        0.20%*        0.20% *
EXPENSES

*FMR has voluntarily agreed to reimburse Class I of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20%. If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.20%, 0.23%, and 0.43%, respectively, for Rated Portfolio; 0.20%, 0.07%, and 0.27%, respectively, for Domestic Portfolio; and 0.20%, 0.06%, and 0.26%, respectively, for the combined (pro forma) fund. In addition, Rated Portfolio's expense ratio of 0.23% included herein is estimated due to a change in its management fee rate effective January 1, 1998.
CLASS II

                               RATED PORTFOLIO  DOMESTIC PORTFOLIO  COMBINED FUND

MAXIMUM SALES CHARGE ON        NONE             NONE                NONE
PURCHASES AND REINVESTED
DISTRIBUTIONS

MAXIMUM DEFERRED SALES CHARGE  NONE             NONE                NONE

SHORT-TERM TRADING FEE         NONE             NONE                NONE

EXCHANGE FEE                   NONE             NONE                NONE


                    RATED         DOMESTIC      PRO FORMA
                    PORTFOLIO     PORTFOLIO     COMBINED FUND
                    NET EXPENSES  NET EXPENSES  NET EXPENSES

MANAGEMENT FEE       0.20%         0.20%         0.20%

12B-1 FEE            0.15%         0.15%         0.15%
(DISTRIBUTION FEE)

OTHER EXPENSES       0.00% *       0.00% *       0.00% *
(AFTER
REIMBURSEMENT)

TOTAL OPERATING      0.35% *       0.35% *       0.35% *
EXPENSES

*FMR has voluntarily agreed to reimburse Class II of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20%. If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.20%, 0.23%, and 0.58%, respectively, for Rated Portfolio; 0.20%, 0.08%, and 0.43%, respectively, for Domestic Portfolio; and 0.20%, 0.06%, and 0.41%, respectively, for the combined (pro forma) fund. In addition, Rated Portfolio's expense ratio of 0.23% included herein is estimated due to a change in its management fee rate effective January 1, 1998.
CLASS III

                               RATED PORTFOLIO  DOMESTIC PORTFOLIO  COMBINED FUND

MAXIMUM SALES CHARGE ON        NONE             NONE                NONE
PURCHASES AND REINVESTED
DISTRIBUTIONS

MAXIMUM DEFERRED SALES CHARGE  NONE             NONE                NONE

SHORT-TERM TRADING FEE         NONE             NONE                NONE

EXCHANGE FEE                   NONE             NONE                NONE


                    RATED         DOMESTIC      PRO FORMA
                    PORTFOLIO     PORTFOLIO     COMBINED FUND
                    NET EXPENSES  NET EXPENSES  NET EXPENSES

MANAGEMENT FEE       0.20%         0.20%         0.20%

12B-1 FEE            0.25%         0.25%         0.25%
(DISTRIBUTION FEE)

OTHER EXPENSES       0.00% *       0.00% *       0.00% *
(AFTER
REIMBURSEMENT)

TOTAL OPERATING      0.45 % *      0.45% *       0.45% *
EXPENSES

*FMR has voluntarily agreed to reimburse Class III of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20%. If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.20%, 0.23%, and 0.68%, respectively, for Rated Portfolio; 0.20%, 0.06%, and 0.51%, respectively, for Domestic Portfolio; and 0.20%, 0.06%, and 0.51%, respectively, for the combined (pro forma) fund. In addition, Rated Portfolio's expense ratio of 0.23% included herein is estimated due to a change in its management fee rate effective January 1, 1998.
 If the Reorganization is approved, the combined fund will retain the current expense structure described above, which requires paying a management fee, other operating expenses, and, for Class II and Class III, 12b-1 fees.
EXAMPLES OF EFFECT OF FUND EXPENSES (AFTER REIMBURSEMENT)
 The following tables illustrate the expenses on a hypothetical $1,000 investment in each class of each fund under the current and pro forma (combined fund) expenses (after voluntary reimbursement) calculated at the net rates stated above, assuming a 5% annual return.
CLASS I
          RATED PORTFOLIO  DOMESTIC PORTFOLIO  PRO FORMA COMBINED
                                               FUND

1 YEAR    $2               $2                  $2

3 YEARS   $6               $6                  $6

5 YEARS   $11              $11                 $11

10 YEARS  $26              $26                 $26

CLASS II
          RATED PORTFOLIO  DOMESTIC PORTFOLIO  PRO FORMA COMBINED
                                               FUND

1 YEAR    $4               $4                  $4

3 YEARS   $11              $11                 $11

5 YEARS   $20              $20                 $20

10 YEARS  $44              $44                 $44

CLASS III
          RATED PORTFOLIO  DOMESTIC PORTFOLIO  PRO FORMA COMBINED
                                               FUND

1 YEAR    $5               $5                  $5

3 YEARS   $14              $14                 $14

5 YEARS   $25              $25                 $25

10 YEARS  $57              $57                 $57

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses (after voluntary reimbursement), but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund or class.
FORMS OF ORGANIZATION
 Rated Portfolio and Domestic Portfolio are diversified funds of Fidelity Colchester Street Trust (formerly Fidelity Institutional Cash Portfolios), an open-end management investment company organized as a Delaware business trust on May 30, 1993. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Delaware business trust organized under the same Trust Instrument, the rights of the security holders of Rated Portfolio under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the funds' Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 Both Rated Portfolio and Domestic Portfolio seek a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. As money market mutual funds, both funds must comply with federal regulations regarding the quality and maturity of their investments. Money market funds may purchase only high-quality securities with a remaining maturity of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. However, both funds currently
maintain a dollar weighted average maturity of 60 days or less.   As
of July 31, 1998, Rated Portfolio's and Domestic Portfolio's dollar-weighted average maturity was 41 days and 53 days, respectively.
 To achieve their investment objective, the funds invest only in the highest quality U.S. dollar-denominated money market eligible securities, rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. In addition, each fund currently concentrates its investments in the securities of issuers in the financial services industry.
 One of the primary differences between the funds' investment policies is that, while both funds are limited to U.S. dollar-denominated securities, Rated Portfolio may purchase securities of both domestic and foreign issuers, and Domestic Portfolio is limited to purchasing securities of domestic issuers. Therefore, Rated Portfolio's foreign securities are not eligible investments for Domestic Portfolio.
 In anticipation of the Reorganization, Rated Portfolio has changed its current investment policy regarding foreign securities so that it will no longer purchase any foreign securities that mature beyond the Closing Date. In addition, if shareholders approve the Reorganization, Rated Portfolio intends to dispose of any foreign securities that mature beyond the Closing Date. FMR anticipates that on the Closing Date, all of the foreign securities previously held by Rated Portfolio will have matured or will have been disposed of by Rated Portfolio. Rated Portfolio's other holdings are eligible investments for Domestic Portfolio.
 The proposed Reorganization may result in transaction costs associated with portfolio adjustments to Rated Portfolio's holdings, particularly its disposition of its foreign securities. Rated Portfolio will bear any such costs incurred prior to the Closing Date. Any transaction costs or other merger-related expenses which occur after the Closing Date will be borne by Domestic Portfolio.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least "a majority of the outstanding voting securities" of the fund, as that term is defined in the 1940 Act. There can be no assurance that either fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Rated Portfolio and Domestic Portfolio are diversified funds. As a matter of fundamental policy, with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.
 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 10% of the fund's net assets) to other funds advised by FMR. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
 CONCENTRATION. As a matter of fundamental policy, each fund may not invest more than 25% of its total assets in any one industry, except that each fund will invest more than 25% of its total assets in the financial services industry. This limitation does not apply to U.S. Government Securities. Financial services companies are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting this industry.
 OTHER INVESTMENT POLICIES. Each fund may purchase U.S. Government securities and enter into repurchase agreements and reverse repurchase agreements. As stated above, for more information about the risks and restrictions associated with these policies, see the funds' Prospectus, and for a more detailed discussion of the funds' investments, see the funds' Statement of Additional Information, which are incorporated herein by reference.
OPERATIONS OF DOMESTIC PORTFOLIO FOLLOWING THE REORGANIZATION
 FMR does not expect Domestic Portfolio to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other service providers will continue to serve Domestic Portfolio in their current capacities.
 As stated above, if the Reorganization is approved, prior to the Closing Date Rated Portfolio intends to sell any foreign securities in its portfolio that mature beyond the Closing Date, scheduled for January 21, 1999. Transaction costs associated with portfolio adjustments that would occur between shareholder approval and the Closing Date will be borne by Rated Portfolio. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Domestic Portfolio.
PURCHASES AND REDEMPTIONS
 Rated Portfolio and Domestic Portfolio have identical purchase and redemption policies.
 The price to buy one share of Class I, Class II, and Class III of each fund is the class's net asset value per share (NAV). Shares of each class are sold without a sales charge. Shares are purchased at the next NAV calculated after an order is received in proper form.
NAV is normally calculated each business day at 5:00 p.m. Eastern time. Each fund is managed to maintain a stable $1.00 share price.
 The minimum initial investment amount is $1 million. Investments in Rated Portfolio and Domestic Portfolio must be made using the Federal Reserve Wire System. Checks and Automated Clearing House payments will not be accepted as a means of investment. The transfer agent must receive all wires in proper form before the close of the Federal Reserve Wire System on the day of purchase. Refer to each fund's Prospectus for more information regarding how to buy shares.
 The price to sell one share of each class of each fund is the applicable class's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. NAV is normally calculated each business day at 5:00 p.m. Eastern time.
 On October 19, 1998, Rated Portfolio closed to new accounts pending the shareholder vote on the Reorganization. Rated Portfolio shareholders on or prior to that date can continue to purchase shares of the fund and may redeem shares through the Closing Date. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be identical to the current policies of the funds.
EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of each fund currently may exchange their shares for shares of the corresponding class of, as applicable, Treasury Only Portfolio, Government Portfolio, Domestic Portfolio, Rated Portfolio, Money Market Portfolio, or Tax-Exempt Portfolio. None of these funds currently imposes an exchange fee and there is no limit on exchanges out of any of these funds.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Each fund declares income dividends daily and pays them monthly. On or before the Closing Date, Rated Portfolio may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain, if any.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of March 31, 1998, Rated Portfolio and Domestic Portfolio have capital loss carryforwards for federal income tax purposes aggregating approximately $29,000 and $126,000, respectively. Under current federal income tax law, Domestic Portfolio may be limited to using only a portion of the capital loss carryforwards transferred by Rated Portfolio at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Domestic Portfolio will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Rated Portfolio will expire between March 31, 2003 and March 31, 2005. The capital loss carryforward attributable to Domestic Portfolio will expire between March 31, 2001 and March 31, 2006.
COMPARISON OF PRINCIPAL RISK FACTORS
 Rated Portfolio and Domestic Portfolio both invest in high-quality, short-term securities, as required by federal regulations applicable to all money market funds. Money market securities include high-quality, short-term instruments issued by the U.S. government, corporations, financial institutions, and other entities. Both funds may also invest significantly in the financial services industry, so their performance may be affected by conditions affecting that industry. In addition, money market funds are sensitive to changes in interest rates and in the credit quality of issuers. Their yields change daily based on interest rates and other market conditions. Although they are managed to maintain a stable $1.00 share price, there is no assurance that they will be able to do so.
 An investment in Domestic Portfolio involves slightly different risks from an investment in Rated Portfolio. In particular, Domestic Portfolio invests in U.S. dollar-denominated securities of domestic issuers only, while Rated Portfolio may purchase U.S. dollar-denominated securities of domestic and foreign issuers. However, because regulatory requirements regarding a money market fund's quality and maturity apply to both foreign and domestic investments, and because both funds are managed to maintain a $1.00 share price, an investment in Domestic Portfolio and an investment in Rated Portfolio involve substantially similar levels of risk.
THE PROPOSED TRANSACTION
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN RATED PORTFOLIO AND DOMESTIC PORTFOLIO.
THE REORGANIZATION
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Domestic Portfolio acquiring as of the Closing Date all of the assets of Rated Portfolio in exchange solely for Class I, Class II, and Class III shares of Domestic Portfolio and the assumption by Domestic Portfolio of Rated Portfolio's liabilities; and (b) the distribution of Class I, Class II, and Class III shares of Domestic Portfolio to the shareholders of the corresponding class of Rated Portfolio as provided for in the Agreement.
 The assets of Rated Portfolio to be acquired by Domestic Portfolio include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Rated Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Rated Portfolio on the Closing Date. Domestic Portfolio will assume from Rated Portfolio all liabilities, debts, obligations, and duties of Rated Portfolio of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Rated Portfolio will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Domestic Portfolio also will deliver to Rated Portfolio the number of full and fractional shares of Domestic Portfolio equal in number and class to the shares of Rated Portfolio exchanged therefor. Rated Portfolio shall then distribute to its Class I, Class II and Class III shareholders the Class I, Class II, or Class III shares of Domestic Portfolio, respectively, equal to the number of full and fractional shares of Rated Portfolio held by such shareholders on the Closing Date.
 The value of Rated Portfolio's assets to be acquired by Domestic Portfolio and the amount of its liabilities to be assumed by Domestic Portfolio will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Rated Portfolio's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Domestic Portfolio will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Rated Portfolio will distribute to its shareholders of record the shares of Domestic Portfolio it received, so that each Rated Portfolio shareholder will receive the number of full and fractional shares of the corresponding class of Domestic Portfolio equal to the number of full and fractional shares of Rated Portfolio held by such shareholder on the Closing Date; Rated Portfolio will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Domestic Portfolio in the names of the Rated Portfolio shareholders and by transferring thereto shares of Domestic Portfolio. Each Rated Portfolio shareholder's account shall be credited with the number of full and fractional shares (rounded to the third decimal place) of Domestic Portfolio due that shareholder. Domestic Portfolio shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Rated Portfolio shareholder will own shares of the corresponding class of Domestic Portfolio equal to the number of that shareholder's shares of Rated Portfolio immediately prior to the Reorganization. The share price of Domestic Portfolio will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Domestic Portfolio in a name other than that of the registered holder of the shares on the books of Rated Portfolio as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Rated Portfolio is and will continue to be its responsibility up to and including the Closing Date and such later date on which Rated Portfolio is liquidated.
 Rated Portfolio will bear the cost of the Reorganization (subject to each class's 0.20% expense cap, excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees), including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Rated Portfolio and Domestic Portfolio due to the Reorganization prior to the Closing Date which will be borne by Rated Portfolio and Domestic Portfolio, respectively. Any transaction costs associated with portfolio adjustments to Rated Portfolio and Domestic Portfolio due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Domestic Portfolio which occur after the Closing Date will be borne by Domestic Portfolio. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section below entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds has determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the potential tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8) the impact of changes to the institutional money market product line on the funds and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Board at a meeting held on July 16, 1998. In recommending the Reorganization, FMR advised the Board that the funds generally have compatible investment objectives and policies and similar investment strategies, except that Rated Portfolio purchases securities of foreign issuers. FMR also informed the Board that if the Board approved presenting the Reorganization to shareholders, Rated Portfolio would not purchase any foreign securities that mature beyond the Closing Date. In addition, FMR advised the Board that if shareholders approve the Reorganization, Rated Portfolio will dispose of its foreign securities that mature beyond the Closing Date.
 The Board considered that shareholders of Rated Portfolio will receive the number of Class I, Class II, or Class III shares of Domestic Portfolio equal to the number of their shares of the corresponding class of Rated Portfolio. In addition, the Board considered that the funds expected to receive an opinion of counsel that the Reorganization would not result in any gain or loss for federal income tax purposes to Rated Portfolio, Domestic Portfolio, or to the shareholders of either fund, and that the Reorganization would not result in the dilution of any shareholder's interest in either fund.
 Finally, the Board considered the Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of the number of funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by increasing operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Colchester Street Trust (the trust) is registered with the Securities and Exchange Commission as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Domestic Portfolio is one of seven funds of the trust. Each share of each class of Domestic Portfolio represents an equal proportionate interest with each other share of each class of the fund, and each such share of each class of Domestic Portfolio is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the class of the fund that shareholder owns. Shares of Domestic Portfolio have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus of each class of the fund. Shares will be fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Rated Portfolio's assets for Domestic Portfolio's shares and the assumption of the liabilities of Rated Portfolio by Domestic Portfolio is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Rated Portfolio and Domestic Portfolio, substantially to the effect that:
 (i) The acquisition by Domestic Portfolio of all of the assets of Rated Portfolio solely in exchange for Domestic Portfolio shares and the assumption by Domestic Portfolio of Rated Portfolio's liabilities, followed by the distribution by Rated Portfolio of Domestic Portfolio shares to the shareholders of the corresponding class of Rated Portfolio pursuant to the liquidation of Rated Portfolio and constructively in exchange for their Rated Portfolio shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Rated Portfolio and Domestic Portfolio will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Rated Portfolio upon the transfer of all of its assets to Domestic Portfolio in exchange solely for Domestic Portfolio shares and Domestic Portfolio's assumption of Rated Portfolio's liabilities, followed by Rated Portfolio's subsequent distribution of those shares to shareholders in liquidation of Rated Portfolio;
 (iii) No gain or loss will be recognized by Domestic Portfolio upon the receipt of the assets of Rated Portfolio in exchange solely for Domestic Portfolio shares and its assumption of Rated Portfolio's liabilities;
 (iv) The shareholders of Rated Portfolio will recognize no gain or loss upon the exchange of their Rated Portfolio shares solely for Domestic Portfolio shares of the corresponding class;
 (v) The basis of Rated Portfolio's assets in the hands of Domestic Portfolio will be the same as the basis of those assets in the hands of Rated Portfolio immediately prior to the Reorganization, and the holding period of those assets in the hands of Domestic Portfolio will include the holding period of those assets in the hands of Rated Portfolio;
 (vi) The basis of Rated Portfolio shareholders in Domestic Portfolio shares will be the same as their basis in Rated Portfolio shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Domestic Portfolio shares to be received by the Rated Portfolio shareholders will include the period during which the Rated Portfolio shares to be surrendered in exchange therefor were held, provided such Rated Portfolio shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Rated Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of March 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                         NET ASSETS        NAV PER SHARE  SHARES OUTSTANDING

RATED PORTFOLIO

 CLASS I                 $ 303,826,094     $1.00          303,901,525

 CLASS II                $ 23,321,405      $1.00          23,327,195

 CLASS III               $ 75,380,169      $1.00          75,398,884



DOMESTIC PORTFOLIO

 CLASS I                 $ 1,170,833,137   $1.00          1,170,937,082

 CLASS II                $ 34,455,169      $1.00          34,458,227

 CLASS III               $ 73,297,651      $1.00          73,304,158



PRO FORMA COMBINED FUND

 CLASS I                 $ 1,474,659,231   $1.00          1,474,838,607

 CLASS II                $ 57,776,574      $1.00          57,785,422

 CLASS III               $ 148,677,820     $1.00          148,703,042


CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on July 16, 1998. The Board of Trustees of Fidelity Colchester Street Trust determined that the proposed Reorganization is in the best interests of the shareholders of each fund and that the interests of existing shareholders of Rated Portfolio and Domestic Portfolio would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Rated Portfolio will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Colchester Street Trust may consider other proposals for the reorganization or liquidation of the fund. ADDITIONAL INFORMATION ABOUT DOMESTIC PORTFOLIO
 Domestic Portfolio's Prospectus dated May 29, 1998 and supplemented on August 1, 1998, for Class I, Class II, or Class III shares, as applicable, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains the financial highlights for the applicable class of Domestic Portfolio for the fiscal year ended March 31, 1998. The financial highlights for each class of Domestic Portfolio are shown below:
DOMESTIC PORTFOLIO - CLASS I

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                1998     1997     1996     1995     1994     1993     1992     1991     1990D

NET ASSET VALUE, BEGINNING OF       $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INTEREST                       .055     .053     .057     .049     .031     .034     .054     .078     .035
 INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST                  (.055)   (.053)   (.057)   (.049)   (.031)   (.034)   (.054)   (.078)   (.035)
 INCOME

NET ASSET VALUE,                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNB                       5.64%    5.40%    5.85%    4.97%    3.14%    3.50%    5.50%    8.11%    3.52%

NET ASSETS, END OF PERIOD           $ 1,171  $ 920    $ 1,118  $ 772    $ 657    $ 804    $ 559    $ 355    $ 331
(IN MILLIONS)

RATIO OF EXPENSES TO                .20%C    .20%C    .20%C    .18%C    .18%C    .18%C    .18%C    .18%C    .06%A,C
AVERAGE NET ASSETS

RATIO OF NET INTEREST INCOME        5.50%    5.26%    5.66%    4.94%    3.09%    3.43%    5.24%    7.79%    8.44%A
TO AVERAGE NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D NOVEMBER 3, 1989 (COMMENCEMENT OF SALE OF CLASS I SHARES) TO MARCH
31, 1990
DOMESTIC PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997     1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000  $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .054      .051     .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.054)    (.051)   (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000  $ 1.000

TOTAL RETURNB                                        5.49%     5.24%    2.15%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 34,455  $ 4,235  $ 2,105

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C     .35%C    .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.36%     5.10%    5.20%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
DOMESTIC PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997       1996      1995A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

NET INTEREST INCOME                                  .053      .050       .054      .035

LESS DISTRIBUTIONS

FROM NET INTEREST INCOME                             (.053)    (.050)     (.054)    (.035)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000    $ 1.000   $ 1.000

TOTAL RETURNB                                        5.38%     5.13%      5.56%     3.51%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 73,298  $ 121,709  $ 47,396  $ 26,545

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C     .45%C      .47%C     .50%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.26%     5.02%      5.40%     5.14%D


A JULY 19, 1994 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1995
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Domestic Portfolio shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.
 EXPERTS. The audited financial statements for Class I, Class II, and Class III of Rated Portfolio and Domestic Portfolio, incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended March 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity Colchester Street Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information with the Securities and Exchange Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Colchester Street Trust in care of Fidelity Investments Institutional Operations Company, 82 Devonshire St., Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of October 19, 1998, by and between Rated Portfolio Money Market Portfolio (Rated Portfolio) and Domestic Portfolio (Domestic Portfolio), funds of Colchester Street Trust (the trust). The trust is a duly organized business trust under the laws of the State of Delaware with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Domestic Portfolio and Rated Portfolio may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Rated Portfolio to Domestic Portfolio solely in exchange for shares of beneficial interest of Class I, Class II, and Class III in Domestic Portfolio (the Domestic Portfolio Shares) and the assumption by Domestic Portfolio of Rated Portfolio's liabilities; and (b) the constructive distribution of such shares by Rated Portfolio to its shareholders of the corresponding class in complete liquidation and termination of Rated Portfolio in exchange for all of Rated Portfolio's outstanding shares. Rated Portfolio shall receive shares of Class I, II, and III of Domestic Portfolio on the Closing Date (as defined in Section 6), which shares Rated Portfolio shall then distribute to its shareholders of the corresponding class. Shareholders of Class I, II, and III of Rated Portfolio will receive shares of the corresponding class of Domestic Portfolio equal in number to the shares of Rated Portfolio they are surrendering. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF RATED PORTFOLIO. Rated Portfolio represents and warrants to and agrees with Domestic Portfolio that:
 (a) Rated Portfolio is a series of Colchester Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Colchester Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectuses and Statement of Additional Information of Rated Portfolio dated May 29, 1998, previously furnished to Domestic Portfolio, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Rated Portfolio, threatened against Rated Portfolio which assert liability on the part of Rated Portfolio. Rated Portfolio knows of no facts which might form the basis for the institution of such proceedings;
 (e) Rated Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Rated Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Rated Portfolio is a party or by which Rated Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Rated Portfolio is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Rated Portfolio at March 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Domestic Portfolio. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Rated Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of March 31, 1998, and those incurred in the ordinary course of Rated Portfolio's business as an investment company since March 31, 1998;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Domestic Portfolio on Form N-14 relating to the shares of Domestic Portfolio issuable hereunder and the proxy statement of Rated Portfolio included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Rated Portfolio (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Rated Portfolio, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Rated Portfolio (other than this Agreement) will be terminated without liability to Rated Portfolio prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Rated Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Rated Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Rated Portfolio's officers, are required to be filed by Rated Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Rated Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Rated Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Rated Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Rated Portfolio will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Domestic Portfolio in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Rated Portfolio will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Rated Portfolio to be transferred to Domestic Portfolio pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Rated Portfolio's portfolio securities and any such other assets as contemplated by this Agreement, Domestic Portfolio will acquire Rated Portfolio's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Domestic Portfolio) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Rated Portfolio, and this Agreement constitutes a valid and binding obligation of Rated Portfolio enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF DOMESTIC PORTFOLIO. Domestic Portfolio represents and warrants to and agrees with Rated Portfolio that:
 (a) Domestic Portfolio is a series of Colchester Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Colchester Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectuses and Statement of Additional Information of Domestic Portfolio, dated May 29, 1998, previously furnished to Rated Portfolio did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Domestic Portfolio, threatened against Domestic Portfolio which assert liability on the part of Domestic Portfolio. Domestic Portfolio knows of no facts which might form the basis for the institution of such proceedings;
 (e) Domestic Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Domestic Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Domestic Portfolio is a party or by which Domestic Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Domestic Portfolio is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Domestic Portfolio at March 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Rated Portfolio. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Domestic Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of March 31, 1998, and those incurred in the ordinary course of Domestic Portfolio's business as an investment company since March 31, 1998;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Domestic Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Domestic Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Domestic Portfolio's officers, are required to be filed by Domestic Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Domestic Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Domestic Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on March 31, 1999;
 (k) As of the Closing Date, the shares of beneficial interest of Domestic Portfolio to be issued to Rated Portfolio will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Domestic Portfolio, and no shareholder of Domestic Portfolio will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Domestic Portfolio, and this Agreement constitutes a valid and binding obligation of Domestic Portfolio enforceable in accordance with its terms, subject to approval by the shareholders of Rated Portfolio;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Domestic Portfolio, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Domestic Portfolio, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Domestic Portfolio Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Domestic Portfolio have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Rated Portfolio and to the other terms and conditions contained herein, Rated Portfolio agrees to assign, sell, convey, transfer, and deliver to Domestic Portfolio as of the Closing Date all of the assets of Rated Portfolio of every kind and nature existing on the Closing Date. Domestic Portfolio agrees in exchange therefor: (i) to assume all of Domestic Portfolio's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Rated Portfolio the number of full and fractional Class I, Class II, and Class III shares of Domestic Portfolio equal to the number of shares of the corresponding class of Rated Portfolio transferred hereunder, determined as provided for under Section 4.
 (b) The assets of Rated Portfolio to be acquired by Domestic Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Rated Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Rated Portfolio on the Closing Date. Rated Portfolio will pay or cause to be paid to Domestic Portfolio any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Domestic Portfolio hereunder, and Domestic Portfolio will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Rated Portfolio to be assumed by Domestic Portfolio shall include (except as otherwise provided for herein) all of Rated Portfolio's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Rated Portfolio agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Rated Portfolio will constructively distribute to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Class I, Class II, and Class III Domestic Portfolio Shares in exchange for such shareholders' shares of beneficial interest in the corresponding class of Rated Portfolio and Rated Portfolio will be liquidated in accordance with its Trust Instrument. Shareholders of Class I, Class II, and Class III of Rated Portfolio will receive the number of shares of the corresponding class of Domestic Portfolio equal to the number of full and fractional Rated Portfolio shares held by such shareholders immediately prior to the Closing. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Domestic Portfolio's share transfer books in the names of the Rated Portfolio shareholders and transferring the Domestic Portfolio Shares thereto. Each Rated Portfolio shareholder's account shall be credited with the number of full and fractional (rounded to the third decimal place) Domestic Portfolio Shares due that shareholder. All outstanding Rated Portfolio shares, including any represented by certificates, shall simultaneously be canceled on Rated Portfolio's share transfer records. Domestic Portfolio shall not issue certificates representing the Domestic Portfolio Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Rated Portfolio is and shall remain its responsibility up to and including the date on which Rated Portfolio is terminated.
 (f) Any transfer taxes payable upon issuance of the Domestic Portfolio Shares in a name other than that of the registered holder on Rated Portfolio's books of the Rated Portfolio shares constructively exchanged for the Domestic Portfolio Shares shall be paid by the person to whom such Domestic Portfolio Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date (as defined below) (the Valuation Time).
 (b) As of the Closing Date, Domestic Portfolio will deliver to Rated Portfolio the number of full and fractional Class I, Class II, and Class III shares of Domestic Portfolio equal to the number of full and fractional shares of the corresponding class of Rated Portfolio then outstanding.
 (c) The net asset value per share of each class of Domestic Portfolio Shares to be delivered to Rated Portfolio, the value of the assets of Rated Portfolio transferred hereunder, and the value of the liabilities of Rated Portfolio to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of each class of Domestic Portfolio shall be computed in the manner set forth in the then-current Domestic Portfolio Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Rated Portfolio shall be computed in the manner set forth in the then-current Rated Portfolio Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Rated Portfolio and Domestic Portfolio.
5. FEES; EXPENSES.
  (a) Rated Portfolio shall be responsible for all expenses, fees and other charges incurred in connection with the transactions contemplated by this Agreement, provided that those expenses, together with the other expenses of each class (subject to certain excluded expenses), do not exceed each class's 0.20% expense cap, as applicable. Expenses exceeding each class's 0.20% expense cap, as applicable, will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Domestic Portfolio will be borne by Rated Portfolio, provided that those expenses, together with the other expenses of each class (subject to certain excluded expenses), do not exceed each class's 0.20% expense cap, as applicable. Expenses exceeding each class's 0.20% expense cap, as applicable, will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Domestic Portfolio and Rated Portfolio represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on January 21, 1999, or at some other time, date, and place agreed to by Rated Portfolio and Domestic Portfolio (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Rated Portfolio and the net asset value per share of Domestic Portfolio is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF RATED PORTFOLIO.
 (a) Rated Portfolio agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Domestic Portfolio as herein provided, adopting this Agreement, and authorizing the liquidation of Rated Portfolio.
 (b) Rated Portfolio agrees that as soon as reasonably practicable after distribution of the Domestic Portfolio Shares, Rated Portfolio shall be terminated as a series of Colchester Street Trust pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Rated Portfolio shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF DOMESTIC PORTFOLIO.

 Domestic Portfolio is not obligated to meet the conditions set forth under this Agreement unless Rated Portfolio satisfies the requirements set forth in this Section 8 on or before the Closing Date.
 (a) That Rated Portfolio furnishes to Domestic Portfolio a statement, dated as of the Closing Date, signed by an officer of Colchester Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Rated Portfolio made in this Agreement are true and correct in all material respects and that Rated Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Rated Portfolio furnishes Domestic Portfolio with copies of the resolutions, certified by an officer of Colchester Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Rated Portfolio;
 (c) That, on or prior to the Closing Date, Rated Portfolio will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Rated Portfolio substantially all of Rated Portfolio's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Rated Portfolio shall deliver to Domestic Portfolio at the Closing a Statement of its Assets and Liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Rated Portfolio's behalf by its Treasurer or Assistant Treasurer;
 (e) That Rated Portfolio's custodian shall deliver to Domestic Portfolio a certificate identifying the assets of Rated Portfolio held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Domestic Portfolio; (ii) Rated Portfolio's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Rated Portfolio's transfer agent shall deliver to Domestic Portfolio at the Closing a certificate setting forth the number of shares of Rated Portfolio outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Rated Portfolio calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Domestic Portfolio as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Rated Portfolio;
 (h) That Rated Portfolio delivers to Domestic Portfolio a certificate of an officer of Colchester Street Trust, dated as of the Closing Date, that there has been no material adverse change in Rated Portfolio's financial position since March 31, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Rated Portfolio shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Rated Portfolio or its transfer agent by Domestic Portfolio or its agents shall have revealed otherwise, Rated Portfolio shall have taken all actions that in the opinion of Domestic Portfolio are necessary to remedy any prior failure on the part of Rated Portfolio to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF RATED PORTFOLIO.

 Rated Portfolio is not obligated to meet the conditions set forth under this Agreement unless Domestic Portfolio satisfies the requirements set forth in this Section 9 on or before the Closing Date.
 (a) That Domestic Portfolio shall have executed and delivered to Rated Portfolio an Assumption of Liabilities, certified by an officer of Colchester Street Trust, dated as of the Closing Date pursuant to which Domestic Portfolio will assume all of the liabilities of Rated Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Domestic Portfolio furnishes to Rated Portfolio a statement, dated as of the Closing Date, signed by an officer of Colchester Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Domestic Portfolio made in this Agreement are true and correct in all material respects, and Domestic Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Rated Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Rated Portfolio and Domestic Portfolio, to the effect that the Domestic Portfolio Shares are duly authorized and upon delivery to Rated Portfolio as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Domestic Portfolio (except as disclosed in Domestic Portfolio's Statement of Additional Information) and no shareholder of Domestic Portfolio has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF DOMESTIC PORTFOLIO AND RATED
PORTFOLIO.

 Neither Rated Portfolio nor Domestic Portfolio is obligated to meet the conditions set forth under this Agreement unless both Rated Portfolio and Domestic Portfolio satisfy the requirements set forth in this Section 10 on or before the Closing Date.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Rated Portfolio;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Domestic Portfolio or Rated Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Domestic Portfolio or Rated Portfolio, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Domestic Portfolio and Rated Portfolio, threatened by the Commission; and
 (f) That Domestic Portfolio and Rated Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Domestic Portfolio and Rated Portfolio that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Rated Portfolio and Domestic Portfolio will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Rated Portfolio upon the transfer of all of its assets to Domestic Portfolio in exchange solely for the Domestic Portfolio Shares and the assumption of Rated Portfolio's liabilities followed by the distribution of those Domestic Portfolio Shares to the shareholders of the corresponding class of Rated Portfolio in liquidation of Rated Portfolio;
  (iii) No gain or loss will be recognized by Domestic Portfolio on the receipt of Rated Portfolio's assets in exchange solely for the Domestic Portfolio Shares and the assumption of Rated Portfolio's liabilities;
  (iv) The basis of Rated Portfolio's assets in the hands of Domestic Portfolio will be the same as the basis of such assets in Rated Portfolio's hands immediately prior to the Reorganization;
  (v) Domestic Portfolio's holding period in the assets to be received from Rated Portfolio will include Rated Portfolio's holding period in such assets;
  (vi) A Rated Portfolio shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Rated Portfolio for the Domestic Portfolio Shares of the corresponding class in the Reorganization;
  (vii) A Rated Portfolio shareholder's basis in the Domestic Portfolio Shares to be received by him or her will be the same as his or her basis in the Rated Portfolio shares exchanged therefor;
  (viii) A Rated Portfolio shareholder's holding period for his or her Domestic Portfolio Shares will include the holding period of Rated Portfolio shares exchanged, provided that those Rated Portfolio shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Rated Portfolio nor Domestic Portfolio may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF DOMESTIC PORTFOLIO AND RATED PORTFOLIO.
 (a) Domestic Portfolio and Rated Portfolio each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Rated Portfolio covenants that it is not acquiring the Domestic Portfolio Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Rated Portfolio covenants that it will assist Domestic Portfolio in obtaining such information as Domestic Portfolio reasonably requests concerning the beneficial ownership of Rated Portfolio's shares; and
 (d) Rated Portfolio covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and after the Closing Date, Rated Portfolio will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Domestic Portfolio and Rated Portfolio may terminate this Agreement by mutual agreement. In addition, either Domestic Portfolio or Rated Portfolio may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Rated Portfolio or Domestic Portfolio, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Domestic Portfolio or Rated Portfolio; provided, however, that following the shareholders' meeting called by Rated Portfolio pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Domestic Portfolio Shares to be paid to Rated Portfolio shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. TRUST INSTRUMENTS.
 A copy of each Fund's Trust Instrument, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
 [SIGNATURE LINES OMITTED]]
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated May 29, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Client Services 82 Devonshire Street, Boston, MA 02109 at 1-800-843-3001, or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

FIDELITY
INSTITUTIONAL
MONEY MARKET
FUNDS
TREASURY ONLY
PORTFOLIO
CLASS I
(FUND NUMBER 680)
TREASURY PORTFOLIO
CLASS I
(FUND NUMBER 695)
GOVERNMENT
PORTFOLIO
CLASS I
(FUND NUMBER 057)
DOMESTIC PORTFOLIO
CLASS I
(FUND NUMBER 690)
RATED MONEY
MARKET PORTFOLIO
CLASS I
(FUND NUMBER 052)
MONEY MARKET
PORTFOLIO
CLASS I
(FUND NUMBER 059)
TAX-EXEMPT
PORTFOLIO
CLASS I
(FUND NUMBER 056)
PROSPECTUS
MAY 29, 1998 (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
IMMI-PRO-0598
702218
CONTENTS

KEY FACTS                 25  WHO MAY WANT TO INVEST

                          25  EXPENSES CLASS I'S YEARLY OPERATING
                              EXPENSES.

                          29  FINANCIAL HIGHLIGHTS A SUMMARY OF
                              EACH FUND'S FINANCIAL DATA.

                          36  PERFORMANCE

THE FUNDS IN DETAIL       36  CHARTER HOW EACH FUND IS ORGANIZED.

                          36  INVESTMENT PRINCIPLES AND RISKS EACH
                              FUND'S OVERALL APPROACH TO INVESTING.

                          38  BREAKDOWN OF EXPENSES HOW
                              OPERATING COSTS ARE CALCULATED AND WHAT
                              THEY INCLUDE.

YOUR ACCOUNT              40  HOW TO BUY SHARES OPENING AN
                              ACCOUNT AND MAKING ADDITIONAL
                              INVESTMENTS.

                          41  HOW TO SELL SHARES TAKING MONEY OUT
                              AND CLOSING YOUR ACCOUNT.

                          41  INVESTOR SERVICES  SERVICES TO HELP YOU
                              MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT   41  DIVIDENDS, CAPITAL GAINS,
POLICIES                      AND TAXES

                          42  TRANSACTION DETAILS SHARE PRICE
                              CALCULATIONS AND THE TIMING OF PURCHASES
                              AND REDEMPTIONS.

                          43  EXCHANGE RESTRICTIONS

KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers institutional and corporate investors a convenient and economical way to invest in a professionally managed portfolio of money market instruments.
Each fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. Each of Treasury Only Portfolio, Treasury Portfolio, and Government Portfolio offers an added measure of safety with its focus on U.S. Government or Treasury securities.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your investments.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class I shares do not have a sales charge and do not pay a distribution fee. Class II shares do not have a sales charge, but do pay a 0.15% distribution fee. Class III shares do not have a sales charge, but do pay a 0.25% distribution fee. Because Class I shares have no sales charge and do not pay a distribution fee, Class I shares are expected to have a higher total return than Class II and Class III shares. You may obtain more information about Class II and Class III shares, which are not offered through this prospectus, from your investment professional, or by calling Fidelity Client Services at 1-800-843-3001. Contact your investment professional to discuss which class is appropriate for you.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Class I shares of a fund.
SALES CHARGE ON PURCHASES AND              NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS       NONE

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR). In addition, each fund is responsible for certain other expenses.
Class I's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of Class I of each fund and are calculated as a percentage of average net assets of Class I of each fund.
TREASURY ONLY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

TREASURY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

GOVERNMENT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

DOMESTIC PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

RATED MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.18%A

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.18%A

TAX-EXEMPT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  NONE

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.20%A

A AFTER EXPENSE REDUCTIONS.
EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Class I shares of a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and Class I's annual operating expenses.
                     1     3      5      10
                     YEAR  YEARS  YEARS  YEARS

TREASURY ONLY        $ 2   $ 6    $ 11   $ 26

TREASURY             $ 2   $ 6    $ 11   $ 26

GOVERNMENT           $ 2   $ 6    $ 11   $ 26

DOMESTIC             $ 2   $ 6    $ 11   $ 26

RATED MONEY MARKET   $ 2   $ 6    $ 11   $ 26

MONEY MARKET         $ 2   $ 6    $ 10   $ 23

TAX-EXEMPT           $ 2   $ 6    $ 11   $ 26

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY. FMR has voluntarily agreed to reimburse Class I of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20% (0.18% for Money Market Portfolio). If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:

                                              OTHER EXPENSES  TOTAL OPERATING
                              MANAGEMENT FEE                  EXPENSES

                              CLASS I         CLASS I         CLASS I

TREASURY ONLY PORTFOLIO        0.20%           0.09%           0.29%

TREASURY PORTFOLIO             0.20%           0.05%           0.25%

GOVERNMENT PORTFOLIO           0.20%           0.05%           0.25%

DOMESTIC PORTFOLIO             0.20%           0.06%           0.26%

RATED MONEY MARKET PORTFOLIO   0.20%           0.23%B          0.43%

MONEY MARKET PORTFOLIO         0.20%           0.05%           0.25%

TAX-EXEMPT PORTFOLIO           0.20%           0.06%           0.26%


B BASED ON ESTIMATED EXPENSES DUE TO CHANGE IN MANAGEMENT FEE RATE EFFECTIVE JANUARY 1, 1998.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Treasury Portfolio, Government Portfolio, Domestic Portfolio and Money Market Portfolio have been audited by Price Waterhouse LLP, independent accountants. The financial highlights tables that follow for Treasury Only Portfolio, Rated Money Market Portfolio and Tax-Exempt Portfolio have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity Client Services (Client Services) for a free copy of the Annual Report or the SAI.
TREASURY ONLY PORTFOLIO - CLASS I

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                   1998     1997     1996     1995A     1994B    1993B    1992B    1991C

NET ASSET VALUE, BEGINNING OF PERIOD   $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                    .052     .050     .054     .033      .032     .031     .045     .055

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME               (.052)   (.050)   (.054)   (.033)    (.032)   (.031)   (.045)   (.055)

NET ASSET VALUE, END OF PERIOD         $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000

TOTAL RETURND                           5.33%    5.17%    5.56%    3.38%     3.27%    3.10%    4.64%    5.63%

NET ASSETS, END OF PERIOD              $ 943    $ 1,157  $ 1,361  $ 1,266   $ 1,049  $ 1,048  $ 1,198  $ 706
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE NET        .20%E    .20%E    .20%E    .20%E,F   .20%E    .20%E    .20%E    .03%E,F
ASSETS

RATIO OF NET INTEREST INCOME TO         5.20%    5.05%    5.41%    5.02%F    3.22%    3.05%    4.43%    6.34%F
AVERAGE NET ASSETS


A AUGUST 1, 1994 TO MARCH 31, 1995
B YEAR ENDED JULY 31
C OCTOBER 3, 1990 (COMMENCEMENT OF SALE OF CLASS I SHARES) TO JULY 31,
1991
D TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F ANNUALIZED
TREASURY PORTFOLIO - CLASS I

SELECTED PER-SHARE DATA AND
RATIOS

YEARS ENDED MARCH             1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
31

NET ASSET VALUE,              $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INTEREST INCOME           .054     .052     .056     .047     .030     .034     .053     .076     .088     .078

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.054)   (.052)   (.056)   (.047)   (.030)   (.034)   (.053)   (.076)   (.088)   (.078)
 INCOME

NET ASSET VALUE,              $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNA                  5.55%    5.30%    5.79%    4.78%    3.06%    3.46%    5.41%    7.87%    9.13%    8.11%

NET ASSETS, END OF            $ 4,498  $ 5,598  $ 7,134  $ 4,688  $ 4,552  $ 5,590  $ 5,477  $ 3,282  $ 1,481  $ 658
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO           .20%B    .20%B    .20%B    .18%B    .18%B    .18%B    .18%B    .18%B    .19%B    .20%B
AVERAGE NET ASSETS

RATIO OF NET INTEREST          5.41%    5.17%    5.61%    4.71%    3.01%    3.38%    5.12%    7.50%    8.63%    7.92%
INCOME TO AVERAGE NET
ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
GOVERNMENT PORTFOLIO - CLASS I



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH                1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
31

NET ASSET VALUE,                 $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INTEREST                     .055     .052     .057     .048     .031     .035     .054     .077     .088     .079
 INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST                (.055)   (.052)   (.057)   (.048)   (.031)   (.035)   (.054)   (.077)   (.088)   (.079)
 INCOME

NET ASSET VALUE,                 $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNA                      5.60%    5.37%    5.84%    4.86%    3.13%    3.56%    5.55%    7.94%    9.15%    8.19%

NET ASSETS, END OF               $ 3,528  $ 2,811  $ 3,064  $ 3,321  $ 3,765  $ 5,686  $ 4,604  $ 3,614  $ 2,816  $ 1,918
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO              .20%B    .20%B    .20%B    .18%B    .18%B    .18%B    .18%B    .18%B    .20%B    .20%B
AVERAGE NET ASSETS

RATIO OF NET INTEREST             5.47%    5.25%    5.69%    4.77%    3.07%    3.50%    5.33%    7.62%    8.74%    7.90%
INCOME TO AVERAGE NET
ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
DOMESTIC PORTFOLIO - CLASS I

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                1998     1997     1996     1995     1994     1993     1992     1991     1990D

NET ASSET VALUE, BEGINNING OF       $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INTEREST                        .055     .053     .057     .049     .031     .034     .054     .078     .035
 INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST                   (.055)   (.053)   (.057)   (.049)   (.031)   (.034)   (.054)   (.078)   (.035)
 INCOME

NET ASSET VALUE,                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNB                        5.64%    5.40%    5.85%    4.97%    3.14%    3.50%    5.50%    8.11%    3.52%

NET ASSETS, END OF PERIOD           $ 1,171  $ 920    $ 1,118  $ 772    $ 657    $ 804    $ 559    $ 355    $ 331
(IN MILLIONS)

RATIO OF EXPENSES TO                 .20%C    .20%C    .20%C    .18%C    .18%C    .18%C    .18%C    .18%C    .06%A,C
AVERAGE NET ASSETS

RATIO OF NET INTEREST INCOME         5.50%    5.26%    5.66%    4.94%    3.09%    3.43%    5.24%    7.79%    8.44%A
TO AVERAGE NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D NOVEMBER 3, 1989 (COMMENCEMENT OF SALE OF CLASS I SHARES) TO MARCH
31, 1990
RATED MONEY MARKET PORTFOLIO - CLASS I



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH       1998     1997     1996D     1995E    1994E    1993E    1992F    1991G    1990G    1989G    1988G
31

NET ASSET VALUE,        $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INTEREST            .055     .053     .032      .054     .033     .029     .034     .063     .080     .089     .070
INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST      (.055)   (.053)   (.032)    (.054)   (.033)   (.029)   (.034)   (.063)   (.080)   (.089)   (.070)
 INCOME

NET ASSET VALUE,        $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNB           5.64%    5.39%    3.21%     5.53%    3.34%    2.93%    3.44%    6.44%    8.27%    9.26%    7.27%

NET ASSETS, END OF      $ 304    $ 313    $ 224     $ 301    $ 399    $ 611    $ 766    $ 852    $ 945    $ 1,274  $ 1,036
PERIOD (IN MILLIONS)

RATIO OF EXPENSES        .20%C    .20%C    .27%A,C   .42%     .42%     .42%     .42%A    .42%     .42%     .42%     .42%
TO AVERAGE NET ASSETS

RATIO OF NET             5.49%    5.26%    5.46%A    5.33%    3.24%    2.89%    4.04%A   6.38%    8.01%    8.91%    7.00%
INTEREST INCOME TO
AVERAGE NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D SEPTEMBER 1, 1995 TO MARCH 31, 1996
E YEAR ENDED AUGUST 31
F NOVEMBER 1, 1991 TO AUGUST 31, 1992
G YEAR ENDED OCTOBER 31
MONEY MARKET PORTFOLIO - CLASS I



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH                 1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
31

NET ASSET VALUE,                  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INTEREST                     .055     .053     .057     .049     .032     .035     .055     .078     .089     .080
INCOME

LESS DISTRIBUTIONS

 FROM NET                         (.055)   (.053)   (.057)   (.049)   (.032)   (.035)   (.055)   (.078)   (.089)   (.080)
INTEREST
 INCOME

NET ASSET VALUE,                 $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNA                     5.68%    5.43%    5.90%    4.99%    3.20%    3.58%    5.59%    8.13%    9.25%    8.35%

NET ASSETS, END OF               $ 9,384  $ 8,714  $ 6,466  $ 5,130  $ 3,200  $ 4,333  $ 3,990  $ 4,707  $ 4,128  $ 2,627
PERIOD
(IN MILLIONS)

RATIO OF EXPENSES                 .18%B    .18%B    .18%B    .18%B    .18%B    .18%B    .18%B    .18%B    .20%B    .20%B
TO
AVERAGE NET ASSETS

RATIO OF NET                       5.54%    5.31%    5.73%    5.00%    3.15%    3.50%    5.42%    7.80%    8.82%    8.11%
INTEREST
INCOME TO AVERAGE NET
ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
TAX-EXEMPT PORTFOLIO - CLASS I



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SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH                1998     1997     1996     1995D     1994E    1993E    1992E    1991E    1990E    1989E
31

NET ASSET VALUE,                 $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INTEREST                     .035     .033     .036     .027      .024     .026     .040     .053     .058     .058
INCOME

LESS DISTRIBUTIONS

 FROM NET                         (.035)   (.033)   (.036)   (.027)    (.024)   (.026)   (.040)   (.053)   (.058)   (.058)
INTEREST
 INCOME

NET ASSET VALUE,                 $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
END OF PERIOD

TOTAL RETURNB                     3.60%    3.40%    3.70%    2.74%     2.44%    2.66%    4.02%    5.40%    6.00%    5.97%

NET ASSETS, END OF               $ 2,136  $ 2,022  $ 1,807  $ 1,877   $ 2,391  $ 2,239  $ 2,557  $ 2,117  $ 1,985  $ 2,007
PERIOD (IN MILLIONS)

RATIO OF EXPENSES                 .20%C    .20%C    .19%C    .18%A,C   .18%C    .18%C    .18%C    .18%C    .20%C    .20%C
TO AVERAGE NET ASSETS

RATIO OF NET                      3.54%    3.34%    3.64%    3.20%A    2.41%    2.62%    3.90%    5.28%    5.82%    5.80%
INTEREST INCOME TO
AVERAGE NET ASSETS

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A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
D JUNE 1, 1994 TO MARCH 31, 1995
E YEAR ENDED MAY 31
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call Fidelity Client Services at 1-800-843-3001.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders'
money and invests it toward a specified goal. Each fund is a diversified fund of Colchester Street Trust, an open-end management investment company organized as a Delaware business trust on June 20,
1991.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust,
respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It
includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs.
Fidelity Investments Money Management, Inc.(FIMM), located in
Merrimack, New Hampshire, has primary responsibility for providing investment management services.
As of March 31, 1998, FMR advised funds having approximately 36 million shareholder accounts with a total value of more than $589 billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
performs transfer agent servicing functions for Class I of Treasury
Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic
Portfolio, Rated Money Market Portfolio, and Money Market Portfolio
(the Taxable Funds). UMB Bank, n.a. (UMB) is the transfer agent for
Tax-Exempt Portfolio, and is located at 1010 Grand Avenue, Kansas
City, Missouri. UMB employs FIIOC to perform transfer agent servicing functions for Class I of Tax-Exempt Portfolio.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company;
therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
As of March 31, 1998, approximately 27.41% of Treasury Portfolio's total outstanding shares were held by The Bank of New York.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
TREASURY ONLY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S.
Treasury securities. The fund does not enter into repurchase agreements or reverse repurchase agreements. The fund will invest in those securities whose interest is specifically exempt from state and local income taxes under federal law; such interest is not exempt from federal income tax.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S.
Government securities and repurchase agreements for these securities.
The fund also may enter into reverse repurchase agreements.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality
U.S. dollar-denominated money market securities of domestic issuers, including U.S. Government securities and repurchase agreements.
Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR. The fund also may enter into reverse repurchase agreements.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S.
dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund also may enter into reverse repurchase agreements.
MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by
FMR. The fund also may enter into reverse repurchase agreements.
TAX-EXEMPT PORTFOLIO seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. The fund invests in municipal money market securities rated in the highest category by at least one nationally recognized rating service and in one of the two highest categories by another rating service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest rating category by FMR. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally taxable
obligations. The fund also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
Each fund earns income at current money market rates. They stress preservation of capital, liquidity, and income (tax-free income in the case of Tax-Exempt Portfolio) and do not seek the higher yields or capital appreciation that more aggressive investments may provide.
Each fund's yield will vary from day to day, and generally reflects current short-term interest rates and other market conditions.
It is important to note that neither the funds' share prices nor their yields are insured or guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-843-3001.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates.
Money market securities may be structured to be or may employ a trust or other form so that they are eligible investments for money market funds. If a structure fails to function as intended, adverse tax or investment consequences may result.
U.S. TREASURY MONEY MARKET SECURITIES are short-term debt obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S.
Treasury securities are backed by the full faith and credit of the
United States.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt
instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government
securities are backed by the full faith and credit of the United
States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S.
Government securities, such as those issued by the Federal Farm Credit
Banks Funding Corporation, are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by
U.S. entities with substantial foreign operations may involve additional risks and considerations. Likewise, securities for which foreign entities provide credit or liquidity support may involve different risks than those supported by domestic entities. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the
U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
OTHER MONEY MARKET SECURITIES may include commercial paper,
certificates of deposit, bankers' acceptances, and time deposits.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio
and Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a municipal money market fund) while maintaining a stable
$1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Tax-Exempt Portfolio will not invest in a money market fund. Tax-Exempt Portfolio does not currently intend to invest in repurchase agreements. Treasury Only Portfolio, Treasury Portfolio,
Government Portfolio, Domestic Portfolio, Rated Money Market
Portfolio, and Money Market Portfolio do not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio
and Money Market Portfolio may not invest more than 5% of their total assets in any one issuer, except that each fund may invest up to 25%
of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Tax-Exempt Portfolio may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Each of Government Portfolio, Domestic Portfolio, Rated
Money Market Portfolio, and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
Each of Treasury Only Portfolio, Treasury Portfolio, and Tax-Exempt
Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING. A fund may lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. Treasury Only Portfolio, Treasury Portfolio,
Government Portfolio, and Tax-Exempt Portfolio do not lend money to other funds advised by FMR.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Treasury Only Portfolio seeks as high a level of current income as is consistent with the security of principal and liquidity, and to maintain a constant net asset value per share (NAV) of $1.00.
Each of Treasury Portfolio, Government Portfolio, Domestic Portfolio,
Rated Money Market Portfolio, and Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.
Tax-Exempt Portfolio seeks to obtain as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund, under normal conditions, will invest so that at least 80% of its income distributions is exempt from federal income tax.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Each of Domestic Portfolio, Rated Money Market Portfolio and Money
Market Portfolio will invest more than 25% of its total assets in obligations of companies in the financial services industry.
Each of Government Portfolio, Domestic Portfolio, Rated Money Market
Portfolio, and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Tax-Exempt
Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER
EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a fee at an annual rate of 0.20% of its average net assets.
Prior to May 31, 1997 and January 1, 1998, Treasury Only Portfolio and
Rated Money Market Portfolio, respectively, each paid FMR a management fee at an annual rate of 0.42% of its average net assets and FMR paid all of the other expenses of each fund with limited exceptions.
FIMM is the funds' sub-adviser and has primary responsibility for managing their investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FIMM and FMR
Texas Inc., the predecessor company to FIMM, annualized fees equal to
0.12% and 0.10%, respectively of Treasury Only Portfolio's, 0.10% and
0.10%, respectively of Treasury Portfolio's, 0.10% and 0.10%, respectively of Government Portfolio's, 0.10% and 0.10%, respectively of Domestic Portfolio's, 0.20% and 0.10%, respectively of Rated Money
Market Portfolio's, 0.10% and 0.10%, respectively of Money Market
Portfolio's, and 0.10% and 0.10%, respectively of Tax-Exempt
Portfolio's average net assets for the fiscal year ended March 31,
1998.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class I of the Taxable Funds. Fidelity Service
Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Class I of the Taxable Funds and maintains the general accounting records for each Taxable Fund.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for the Taxable Funds amounted to the following.
                              TRANSFER AGENCY   PRICING AND
                              FEES PAID BY      BOOKKEEPING
                              CLASS I           FEES PAID BY
                                                FUND

TREASURY ONLY PORTFOLIO        0.04%*            0.01%*

TREASURY PORTFOLIO             0.03%             0.01%

GOVERNMENT PORTFOLIO           0.03%             0.01%

DOMESTIC PORTFOLIO             0.04%             0.01%

RATED MONEY MARKET PORTFOLIO   0.03%*            0.02%*

MONEY MARKET PORTFOLIO         0.02%             0.01%

* ANNUALIZED
UMB is the transfer and service agent for Tax-Exempt Portfolio. UMB has entered into a sub-agreement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for
Class I of Tax-Exempt Portfolio. UMB has also entered into a sub-agreement with FSC. FSC calculates the NAV and dividends for Class
I of Tax-Exempt Portfolio and maintains the general accounting records for Tax-Exempt Portfolio. Under the terms of the sub-agreements, FIIOC and FSC receive all related fees paid to UMB by Class I of Tax-Exempt
Portfolio.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for
Tax-Exempt Portfolio amounted to the following.
                      TRANSFER AGENCY   PRICING AND
                      FEES PAID BY      BOOKKEEPING
                      CLASS I           FEES PAID BY
                                        FUND

TAX-EXEMPT PORTFOLIO   0.03%             0.01%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Class I of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Class I shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the funds' Class I shares. Currently, the Board of Trustees of each fund has authorized such payments.
   YOUR ACCOUNT


If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of Class I is the class's NAV. Each fund is managed to keep its NAV stable at $1.00. Class I shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your order is received in proper form. Class I's NAV is normally calculated each business day at the time indicated in the table below.
FUND                          NAV CALCULATION TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt the management of a fund.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Share certificates are not available for Class I shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Place a purchase order and wire money into your account, or
(small solid bullet) Open an account by exchanging from the same class of any fund that is offered through this prospectus.
INVESTMENTS IN THE FUNDS MUST BE MADE USING THE FEDERAL RESERVE WIRE
SYSTEM. Checks and Automated Clearing House payments will not be accepted as a means of investment.
For wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Fidelity Client Services at
1-800-843-3001. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment
professional, the investment professional may impose a fee for wire purchases.
All wires must be received in proper form by the transfer agent at the applicable fund's designated wire bank before the close of the Federal
Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible and to provide advance notice to Fidelity Client Services for large purchases.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000,000*
MINIMUM BALANCE    $1,000,000
*THE MINIMUM INITIAL INVESTMENT OF $1 MILLION MAY BE WAIVED IF YOUR
AGGREGATE BALANCE IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS IS
GREATER THAN $10 MILLION. PLEASE CONTACT FIDELITY CLIENT SERVICES FOR
MORE INFORMATION REGARDING THIS WAIVER.
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Class I is the class's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Class I's NAV is normally calculated each business day at the times indicated in the table on page .
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$1,000,000 worth of shares in the account to keep it open.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to
Fidelity Client Services at the address shown on page 43.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
There is no fee imposed by the funds for wiring of redemption proceeds. However, if you sell shares through an investment
professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received in proper form by the transfer agent before the NAV is calculated, redemption proceeds will normally be wired on that day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
You are advised to place your trades as early in the day as possible, and to provide advance notice to Fidelity Client Services for large redemptions.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call Fidelity Client Services at 1-800-843-3001 if you need additional copies of financial reports, prospectuses or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. However, dividends relating to Class I shares redeemed if you close your account during the month may be distributed on the day your account is closed. Each fund reserves the right to limit this service.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. Class I offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a wire for your dividend and capital gain distributions, if any.
Dividends will be reinvested at each fund's Class I NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that Tax-Exempt Portfolio earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
Distributions from the Taxable Funds, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gains from each Taxable Fund are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
However, for shareholders of Tax-Exempt Portfolio, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
For the fiscal year ended March 31, 1998, 100% of Treasury Only
Portfolio's, 25.20% of Treasury Portfolio's and 18.44% of Government
Portfolio's income distributions were derived from interest on U.S.
Government securities which is generally exempt from state income tax.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
A portion of Tax-Exempt Portfolio's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of Tax-Exempt Portfolio's income from each state to help you calculate your taxes.
During the fiscal year ended March 31, 1998, 100% of Tax-Exempt
Portfolio's income dividends was free from federal income tax
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS each day that the Federal Reserve Bank of Kansas City (Kansas City Fed) (for Tax-Exempt Portfolio) or the
Federal Reserve Bank of New York (New York Fed) (for the Taxable
Funds), the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open. The following holiday closings have been scheduled for 1998: New Year's Day, Martin Luther King's
Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day
(observed), Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, at any time the Kansas City Fed, the New
York Fed or the NYSE may modify its holiday schedule or the Bond
Market Association may modify its recommendation.
To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed or the New York Fed, the NYSE or the principal bond markets are closed, each class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Class I of each fund is computed by adding Class I's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Class
I's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Class I, and dividing the result by the number of Class I shares of that fund that are outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY.
Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity Client Services for instructions.
Additional documentation may be required from corporations, associations, and certain fiduciaries.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify
Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made by federal funds wire; checks will not be accepted for purchases.
(small solid bullet) If your wire is not received in proper form by the close of the Federal Reserve Wire System on the day of purchase, you could be liable for any losses or fees a fund or the transfer agent has incurred or for interest and penalties.
(small solid bullet) Shares begin to earn dividends on the day of purchase provided (i) you contact Fidelity Client Services and place your order between 8:30 a.m. and the following times on page and (ii) the fund's designated wire bank receives the wire in proper form before the close of the Federal Reserve Wire System on that day.
(small solid bullet) On any day the principal bond markets close early, as recommended by the Bond Market Association, or the Kansas
City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the
Taxable Funds) close early, a class may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase.
FUND                          DIVIDEND TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

The income declared for Treasury Portfolio, Government Portfolio,
Domestic Portfolio and Rated Money Market Portfolio is based on estimates of net investment income for the fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form.
Note the following:
(small solid bullet) Shares earn dividends through the day prior to the day of redemption. On any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Kansas City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the Taxable Funds) close early, a class may set a time after which shares earn dividends through the day of redemption. Under such circumstances, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends and holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging Class I shares of any fund offered through this prospectus at no charge for Class I shares of any other fund offered through this prospectus.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Fidelity Client Services at 1-800-843-3001.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, class name, account number, the number of shares to be redeemed, and the name of the fund and class to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address on page 43.
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Class I shares will be redeemed at the next determined NAV after your order is received in proper form. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available.
You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
This prospectus is printed on recycled paper using soy-based inks.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated May
29, 1998. The SAI has been filed with the Securities and Exchange
Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity
Client Services 82 Devonshire Street, Boston, MA 02109 at
1-800-843-3001, or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL
MAINTAIN A STABLE $1.00 SHARE PRICE.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
IMMII-PRO-0598
702221
PROSPECTUS
FIDELITY
INSTITUTIONAL
MONEY MARKET
FUNDS
TREASURY ONLY
PORTFOLIO
CLASS II
(FUND NUMBER 542)
TREASURY PORTFOLIO
CLASS II
(FUND NUMBER 600)
GOVERNMENT
PORTFOLIO
CLASS II
(FUND NUMBER 604)
DOMESTIC PORTFOLIO
CLASS II
(FUND NUMBER 692)
RATED MONEY
MARKET PORTFOLIO
CLASS II
(FUND NUMBER 619)
MONEY MARKET
PORTFOLIO
CLASS II
(FUND NUMBER 541)
TAX-EXEMPT PORTFOLIO
CLASS II
(FUND NUMBER 544)
MAY 29, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                 2   WHO MAY WANT TO INVEST

                          3   EXPENSES CLASS II'S YEARLY OPERATING
                              EXPENSES.

                          6   FINANCIAL HIGHLIGHTS A SUMMARY OF
                              EACH FUND'S FINANCIAL DATA.

                          13  PERFORMANCE

THE FUNDS IN DETAIL       13  CHARTER HOW EACH FUND IS ORGANIZED.

                          13  INVESTMENT PRINCIPLES AND RISKS EACH
                              FUND'S OVERALL APPROACH TO INVESTING.

                          16  BREAKDOWN OF EXPENSES HOW
                              OPERATING COSTS ARE CALCULATED AND WHAT
                              THEY INCLUDE.

YOUR ACCOUNT              17  HOW TO BUY SHARES OPENING AN
                              ACCOUNT AND MAKING ADDITIONAL
                              INVESTMENTS.

                          18  HOW TO SELL SHARES TAKING MONEY OUT
                              AND CLOSING YOUR ACCOUNT.

                          18  INVESTOR SERVICES  SERVICES TO HELP YOU
                              MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT   18  DIVIDENDS, CAPITAL GAINS, AND TAXES
POLICIES

                          19  TRANSACTION DETAILS SHARE PRICE
                              CALCULATIONS AND THE TIMING OF PURCHASES
                              AND REDEMPTIONS.

                          20  EXCHANGE RESTRICTIONS

   KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers institutional and corporate investors a convenient and economical way to invest in a professionally managed portfolio of money market instruments.
Each fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. Each of
Treasury Only Portfolio, Treasury Portfolio and Government Portfolio
offers an added measure of safety with its focus on U.S. Government or
Treasury securities.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your investments.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.
Class I shares do not have a sales charge and do not pay a
distribution fee. Class II shares do not have a sales charge, but do pay a 0.15% distribution fee. Class III shares do not have a sales charge, but do pay a 0.25% distribution fee. Because Class I shares have no sales charge and do not pay a distribution fee, Class I shares are expected to have a higher total return than Class II and Class III shares. You may obtain more information about Class I and Class III shares, which are not offered through this prospectus, from your investment professional, or by calling Fidelity Client Services at
1-800-843-3001. Contact your investment professional to discuss which class is appropriate for you.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Class II shares of a fund.
SALES CHARGE ON PURCHASES AND              NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS       NONE

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR). In addition, each fund is responsible for certain other expenses.
12b-1 fees are paid by Class II of each fund to the distributor for services and expenses in connection with the distribution of Class II shares of each fund.
Class II's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of
Expenses" on page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of Class II of each fund and are calculated as a percentage of average net assets of Class II of each fund.
TREASURY ONLY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

TREASURY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

GOVERNMENT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

DOMESTIC PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

RATED MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.18%A

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.33%A

TAX-EXEMPT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.15%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.35%A

A AFTER EXPENSE REDUCTIONS.
EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Class II shares of a fund, assuming a 5% annual return and full redemption at the end of each time period.
Total expenses shown below include any shareholder transaction expenses and Class II's annual operating expenses.
                    1     3      5      10
                    YEAR  YEARS  YEARS  YEARS

TREASURY ONLY       $ 4   $ 11   $ 20   $ 44

TREASURY            $ 4   $ 11   $ 20   $ 44

GOVERNMENT          $ 4   $ 11   $ 20   $ 44

DOMESTIC            $ 4   $ 11   $ 20   $ 44

RATED MONEY MARKET  $ 4   $ 11   $ 20   $ 44

MONEY MARKET        $ 3   $ 11   $ 19   $ 42

TAX-EXEMPT          $ 4   $ 11   $ 20   $ 44

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO
SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Class II of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20% (0.18% for Money Market Portfolio). If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:

                              MANAGEMENT FEE  OTHER EXPENSES  TOTAL OPERATING
                              CLASS II        CLASS II        EXPENSES
                                                              CLASS II

TREASURY ONLY PORTFOLIO        0.20%           0.11%           0.46%

TREASURY PORTFOLIO             0.20%           0.07%           0.42%

GOVERNMENT PORTFOLIO           0.20%           0.12%           0.47%

DOMESTIC PORTFOLIO             0.20%           0.21%           0.56%

RATED MONEY MARKET PORTFOLIO   0.20%           0.23%B          0.58%

MONEY MARKET PORTFOLIO         0.20%           0.10%           0.45%

TAX-EXEMPT PORTFOLIO           0.20%           0.18%           0.53%


B BASED ON ESTIMATED EXPENSES DUE TO CHANGE IN MANAGEMENT FEE RATE EFFECTIVE JANUARY 1, 1998.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Treasury Portfolio, Government Portfolio, Domestic Portfolio and Money Market Portfolio have been audited by Price Waterhouse LLP, independent accountants. The financial highlights tables that follow for Treasury Only Portfolio, Rated Money Market Portfolio and Tax-Exempt Portfolio have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity Client Services (Client Services) for a free copy of the Annual Report or the SAI.
TREASURY ONLY PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                               1998      1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                               .051      .049      .020

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                          (.051)    (.049)    (.020)

NET ASSET VALUE, END OF PERIOD                                     $ 1.000   $ 1.000   $ 1.000

TOTAL RETURNB                                                      5.18%     5.01%     2.04%

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 36,847  $ 56,502  $ 102

RATIO OF EXPENSES TO AVERAGE NET ASSETS                            .35%C     .35%C     .35%C,E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS   .35%      .34%D     .35%E

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                 5.05%     4.94%     5.03%E


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. E ANNUALIZED
TREASURY PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998       1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .053       .050      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.053)     (.050)    (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000   $ 1.000

TOTAL RETURNB                                        5.40%      5.14%     2.14%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 410,383  $ 89,801  $ 40,470

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C      .35%C     .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.25%      5.01%     5.18%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
GOVERNMENT PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998       1997       1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .053       .051       .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.053)     (.051)     (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000    $ 1.000

TOTAL RETURNB                                        5.45%      5.22%      2.16%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 151,951  $ 108,636  $ 102

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C      .35%C      .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.32%      5.10%      5.33%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
DOMESTIC PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997     1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000  $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .054      .051     .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.054)    (.051)   (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000  $ 1.000

TOTAL RETURNB                                        5.49%     5.24%    2.15%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 34,455  $ 4,235  $ 2,105

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C     .35%C    .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.36%     5.10%    5.20%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
RATED MONEY MARKET PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .053      .051      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.053)    (.051)    (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURNB                                        5.48%     5.23%     2.15%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 23,321  $ 14,166  $ 4,709

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C     .35%C     .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.37%     5.14%     5.06%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
MONEY MARKET PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997       1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .054      .051       .022

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.054)    (.051)     (.022)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000    $ 1.000

TOTAL RETURNB                                        5.52%     5.27%      2.17%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 85,990  $ 167,583  $ 64,200

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .33%C     .33%C      .33%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.39%     5.16%      5.29%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
TAX-EXEMPT PORTFOLIO - CLASS II

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .034      .032      .013

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.034)    (.032)    (.013)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURNB                                        3.44%     3.25%     1.34%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 30,829  $ 60,247  $ 968

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .35%C     .35%C     .35%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   3.41%     3.21%     3.17%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS II SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call Fidelity Client Services at 1-800-843-3001.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Colchester Street Trust, an open-end management investment company organized as a Delaware business trust on June 20, 1991.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. Fidelity Investments Money Management, Inc. (FIMM), located in Merrimack, New Hampshire, has primary responsibility for providing investment management services.
As of March 31, 1998, FMR advised funds having approximately 36 million shareholder accounts with a total value of more than $589 billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Class II of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio (the Taxable Funds). UMB Bank, n.a. (UMB) is the transfer agent for Tax-Exempt Portfolio, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs FIIOC to perform transfer agent servicing functions for Class II of Tax-Exempt Portfolio.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
As of March 31, 1998, approximately 27.41% of Treasury Portfolio's total outstanding shares were held by The Bank of New York.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
TREASURY ONLY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities. The fund does not enter into repurchase agreements or reverse repurchase agreements. The fund will invest in those securities whose interest is specifically exempt from state and local income taxes under federal law; such interest is not exempt from federal income tax.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Government securities and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic issuers, including U.S. Government securities and repurchase agreements. Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR. The fund also may enter into reverse repurchase agreements.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund also may enter into reverse repurchase agreements.
MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR. The fund also may enter into reverse repurchase agreements. TAX-EXEMPT PORTFOLIO seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. The fund invests in municipal money market securities rated in the highest category by at least one nationally recognized rating service and in one of the two highest categories by another rating service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest rating category by FMR and may invest in securities structured so that they are eligible investments for the fund. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. The fund also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
Each fund earns income at current money market rates. They stress preservation of capital, liquidity, and income (tax-free income in the case of Tax-Exempt Portfolio) and do not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day, and generally reflects current short-term interest rates and other market conditions.
It is important to note that neither the funds' share prices nor their yields are insured or guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-843-3001.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured to be or may employ a trust or other form so that they are eligible investments for money market funds. If a structure fails to function as intended, adverse tax or investment consequences may result.
U.S. TREASURY MONEY MARKET SECURITIES are short-term debt obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Likewise, securities for which foreign entities provide credit or liquidity support may involve different risks than those supported by domestic entities. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits. MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Tax-Exempt Portfolio will not invest in a money market fund. Tax-Exempt Portfolio does not currently intend to invest in repurchase agreements. Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio do not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio may not invest more than 5% of their total assets in any one issuer, except that each fund may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Tax-Exempt Portfolio may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Each of Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Each of Treasury Only Portfolio, Treasury Portfolio and Tax-Exempt Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING A fund may lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, and Tax-Exempt Portfolio do not lend money to other funds advised by FMR.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Treasury Only Portfolio seeks as high a level of current income as is consistent with the security of principal and liquidity, and to maintain a constant net asset value per share (NAV) of $1.00.
Each of Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.
Tax-Exempt Portfolio seeks to obtain as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund, under normal conditions, will invest so that at least 80% of its income distributions is exempt from federal income tax.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio will invest more than 25% of its total assets in obligations of companies in the financial services industry.
Each of Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Tax-Exempt Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a fee at an annual rate of 0.20% of its average net assets. Prior to May 31, 1997 and January 1, 1998, Treasury Only Portfolio and Rated Money Market Portfolio, respectively, each paid FMR a management fee at an annual rate of 0.42% of its average net assets and FMR paid all of the other expenses of each fund with limited exceptions.
FIMM is the funds' sub-adviser and has primary responsibility for managing their investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FIMM and FMR Texas Inc., the predecessor company to FIMM, annualized fees equal to 0.12% and 0.10%, respectively of Treasury Only Portfolio's, 0.10% and 0.10%, respectively of Treasury Portfolio's, 0.10% and 0.10%, respectively of Government Portfolio's, 0.10% and 0.10%, respectively of Domestic Portfolio's, 0.20% and 0.10%, respectively of Rated Money Market Portfolio's, 0.10% and 0.10%, respectively of Money Market Portfolio's, and 0.10% and 0.10%, respectively of Tax-Exempt Portfolio's average net assets for the fiscal year ended March 31, 1998.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class II of the Taxable Funds. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share
(NAV) and dividends for Class II of the Taxable Funds and maintains the general accounting records for each Taxable Fund.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for the Taxable Funds amounted to the following.
                              TRANSFER     PRICING AND
                              AGENCY       BOOKKEEPING
                              FEES PAID    FEES PAID BY
                              BY CLASS II  FUND

TREASURY ONLY PORTFOLIO       0.03%*       0.01%*

TREASURY PORTFOLIO            0.03%        0.01%

GOVERNMENT PORTFOLIO          0.03%        0.00%

DOMESTIC PORTFOLIO            0.05%        0.01%

RATED MONEY MARKET PORTFOLIO  0.00%*       0.02%*

MONEY MARKET PORTFOLIO        0.02%        0.01%

* ANNUALIZED
UMB is the transfer and service agent for Tax-Exempt Portfolio. UMB has entered into a sub-agreement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class II of Tax-Exempt Portfolio. UMB has also entered into a sub-agreement with FSC. FSC calculates the NAV and dividends for Class II of Tax-Exempt Portfolio and maintains the general accounting records for Tax-Exempt Portfolio. Under the terms of the sub-agreements, FIIOC and FSC receive all related fees paid to UMB by Class II of Tax-Exempt Portfolio.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for Tax-Exempt Portfolio amounted to the following.
                      TRANSFER AGENCY   PRICING AND
                      FEES PAID BY      BOOKKEEPING
                      CLASS II          FEES PAID BY
                                        FUND

TAX-EXEMPT PORTFOLIO  0.03%             0.01%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Class II of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class II of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class II shares. Class II of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.15% of its average net assets throughout the month.
The Class II plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Class II shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of Class II shares. Currently, the Board of Trustees of each fund has authorized such payments.
   YOUR ACCOUNT

If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of Class II is the class's NAV. Each fund is managed to keep its NAV stable at $1.00. Class II shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your order is received in proper form. Class II's NAV is normally calculated each business day at the time indicated in the table below.
FUND                          NAV CALCULATION
                              TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt the management of a fund.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Share certificates are not available for Class II shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Place a purchase order and wire money into your account, or
(small solid bullet) Open an account by exchanging from the same class of any fund that is offered through this prospectus.
INVESTMENTS IN THE FUNDS MUST BE MADE USING THE FEDERAL RESERVE WIRE SYSTEM. Checks and Automated Clearing House payments will not be accepted as a means of investment.
For wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Fidelity Client Services at 1-800-843-3001. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
All wires must be received in proper form by the transfer agent at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible and to provide advance notice to Fidelity Client Services for large purchases.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000,000*
MINIMUM BALANCE    $1,000,000
* THE MINIMUM INITIAL INVESTMENT OF $1 MILLION MAY BE WAIVED IF YOUR AGGREGATE BALANCE IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS IS GREATER THAN $10 MILLION. PLEASE CONTACT FIDELITY CLIENT SERVICES FOR MORE INFORMATION REGARDING THIS WAIVER.
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Class II is the class's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Class II's NAV is normally calculated each business day at the times indicated in the table on page .
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000,000 worth of shares in the account to keep it open.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions. You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Fidelity Client Services at the address shown on page 17.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. There is no fee imposed by the funds for wiring of redemption proceeds. However, if you sell shares through an investment professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received in proper form by the transfer agent before the NAV is calculated, redemption proceeds will normally be wired on that day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
You are advised to place your trades as early in the day as possible, and to provide advance notice to Fidelity Client Services for large redemptions.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call Fidelity Client Services at 1-800-843-3001 if you need additional copies of financial reports, prospectuses or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. However, dividends relating to Class II shares redeemed if you close your account during the month may be distributed on the day your account is closed. Each fund reserves the right to limit this service. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. Class II offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a wire for your dividend and capital gain distributions, if any.
Dividends will be reinvested at each fund's Class II NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. TAXES ON DISTRIBUTIONS. Interest income that Tax-Exempt Portfolio earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from the Taxable Funds, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gains from each Taxable Fund are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
However, for shareholders of Tax-Exempt Portfolio, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
For the fiscal year ended March 31, 1998, 100% of Treasury Only Portfolio's, 25.20% of Treasury Portfolio's and 18.44% of Government Portfolio's, income distributions were derived from interest on U.S. Government securities which is generally exempt from state income tax. Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
A portion of Tax-Exempt Portfolio's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of Tax-Exempt Portfolio's income from each state to help you calculate your taxes.
During the fiscal year ended March 31, 1998, 100% of Tax-Exempt Portfolio's income dividends was free from federal income tax
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS each day that the Federal Reserve Bank of Kansas City (Kansas City Fed) (for Tax-Exempt Portfolio) or the Federal Reserve Bank of New York (New York Fed) (for the Taxable Funds), the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open. The following holiday closings have been scheduled for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, at any time the Kansas City Fed, the New York Fed or the NYSE may modify its holiday schedule or the Bond Market Association may modify its recommendation.
To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed or the New York Fed, the NYSE or the principal bond markets are closed, each class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Class II of each fund is computed by adding Class II's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Class II's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Class II, and dividing the result by the number of Class II shares of that fund that are outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity Client Services for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made by federal funds wire; checks will not be accepted for purchases.
(small solid bullet) If your wire is not received in proper form by the close of the Federal Reserve Wire System on the day of purchase, you could be liable for any losses or fees a fund or the transfer agent has incurred or for interest and penalties.
(small solid bullet) Shares begin to earn dividends on the day of purchase provided (i) you contact Fidelity Client Services and place your order between 8:30 a.m. and the following times on page and (ii) the fund's designated wire bank receives the wire in proper form before the close of the Federal Reserve Wire System on that day. (small solid bullet) On any day that the principal bond markets close early, as recommended by the Bond Market Association, or the Kansas City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the Taxable Funds) close early, a class may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase.
FUND                          DIVIDEND TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

The income declared for Treasury Portfolio, Government Portfolio, Domestic Portfolio and Rated Money Market Portfolio is based on estimates of net investment income for the fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Shares earn dividends through the day prior to the day of redemption. On any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Kansas City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the Taxable Funds) close early, a class may set a time after which shares earn dividends through the day of redemption. Under such circumstances, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging Class II shares of any fund offered through this prospectus at no charge for Class II shares of any other fund offered through this prospectus.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Fidelity Client Services at 1-800-843-3001.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, class name, account number, the number of shares to be redeemed, and the name of the fund and class to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address on page 17.
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Class II shares will be redeemed at the next determined NAV after your order is received in proper form. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Currently, there is no limit on the number of exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated May 29, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Client Services 82 Devonshire Street, Boston, MA 02109 at 1-800-843-3001, or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
IMMIII-PRO-0598
702323
PROSPECTUS
FIDELITY
INSTITUTIONAL
MONEY MARKET
FUNDS
TREASURY ONLY
PORTFOLIO
CLASS III
(FUND NUMBER 543)
TREASURY PORTFOLIO
CLASS III
(FUND NUMBER 696)
GOVERNMENT
PORTFOLIO
CLASS III
(FUND NUMBER 657)
DOMESTIC PORTFOLIO
CLASS III
(FUND NUMBER 691)
RATED MONEY
MARKET PORTFOLIO
CLASS III
(FUND NUMBER 652)
MONEY MARKET
PORTFOLIO
CLASS III
(FUND NUMBER 659)
TAX-EXEMPT
PORTFOLIO
CLASS III
(FUND NUMBER 684)
MAY 29, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                 2   WHO MAY WANT TO INVEST

                          2   EXPENSES CLASS III'S YEARLY OPERATING
                              EXPENSES.

                          6   FINANCIAL HIGHLIGHTS A SUMMARY OF
                              EACH FUND'S FINANCIAL DATA.

                          13  PERFORMANCE

THE FUNDS IN DETAIL       13  CHARTER HOW EACH FUND IS ORGANIZED.

                          13  INVESTMENT PRINCIPLES AND RISKS EACH
                              FUND'S OVERALL APPROACH TO INVESTING.

                          16  BREAKDOWN OF EXPENSES HOW
                              OPERATING COSTS ARE CALCULATED AND WHAT
                              THEY INCLUDE.

YOUR ACCOUNT              17  HOW TO BUY SHARES OPENING AN
                              ACCOUNT AND MAKING ADDITIONAL
                              INVESTMENTS.

                          18  HOW TO SELL SHARES TAKING MONEY OUT
                              AND CLOSING YOUR ACCOUNT.

                          18  INVESTOR SERVICES  SERVICES TO HELP YOU
                              MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT   18  DIVIDENDS, CAPITAL GAINS, AND TAXES
POLICIES

                          19  TRANSACTION DETAILS SHARE PRICE
                              CALCULATIONS AND THE TIMING OF PURCHASES
                              AND REDEMPTIONS.

                          20  EXCHANGE RESTRICTIONS

KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers institutional and corporate investors a convenient and economical way to invest in a professionally managed portfolio of money market instruments.
Each fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. Each of Treasury Only Portfolio, Treasury Portfolio and Government Portfolio offers an added measure of safety with its focus on U.S. Government or Treasury securities.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your investments.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class I shares do not have a sales charge and do not pay a distribution fee. Class II shares do not have a sales charge, but do pay a 0.15% distribution fee. Class III shares do not have a sales charge, but do pay a 0.25% distribution fee. Because Class I shares have no sales charge and do not pay a distribution fee, Class I shares are expected to have a higher total return than Class II and Class III shares. You may obtain more information about Class I and Class II shares, which are not offered through this prospectus, from your investment professional, or by calling Fidelity Client Services at 1-800-843-3001. Contact your investment professional to discuss which class is appropriate for you.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Class III shares of a fund.
SALES CHARGE ON PURCHASES AND              NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS       NONE

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR). In addition, each fund is responsible for certain other expenses.
12b-1 fees are paid by Class III of each fund to the distributor for services and expenses in connection with the distribution of Class III shares of each fund
Class III's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page 16).
The following figures are based on historical expenses, adjusted to reflect current fees, of Class III of each fund and are calculated as a percentage of average net assets of Class III of each fund.
TREASURY ONLY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

TREASURY PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

GOVERNMENT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

DOMESTIC PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

RATED MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

MONEY MARKET PORTFOLIO
MANAGEMENT FEE                0.18%A

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.43%A

TAX-EXEMPT PORTFOLIO
MANAGEMENT FEE                0.20%

12B-1 FEE (DISTRIBUTION FEE)  0.25%

OTHER EXPENSES                0.00%A

TOTAL OPERATING EXPENSES      0.45%A

A AFTER EXPENSE REDUCTIONS.
EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Class III shares of a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and Class III's annual operating expenses.
                    1 YEAR  3 YEARS  5 YEARS  10 YEARS

TREASURY ONLY       $ 5     $ 14     $ 25     $ 57

TREASURY            $ 5     $ 14     $ 25     $ 57

GOVERNMENT          $ 5     $ 14     $ 25     $ 57

DOMESTIC            $ 5     $ 14     $ 25     $ 57

RATED MONEY MARKET  $ 5     $ 14     $ 25     $ 57

MONEY MARKET        $ 4     $ 14     $ 24     $ 54

TAX-EXEMPT          $ 5     $ 14     $ 25     $ 57

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY. FMR has voluntarily agreed to reimburse Class III of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and 12b-1 fees), as a percentage of its respective average net assets, exceed 0.20% (0.18% for Money Market Portfolio). If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:

                              MANAGEMENT FEE  OTHER EXPENSES  TOTAL OPERATING
                              CLASS III       CLASS III       EXPENSES
                                                              CLASS III

TREASURY ONLY PORTFOLIO        0.20%           0.14%           0.59%

TREASURY PORTFOLIO             0.20%           0.05%           0.50%

GOVERNMENT PORTFOLIO           0.20%           0.12%           0.57%

DOMESTIC PORTFOLIO             0.20%           0.11%           0.56%

RATED MONEY MARKET PORTFOLIO   0.20%           0.23%B          0.68%

MONEY MARKET PORTFOLIO         0.20%           0.07%           0.52%

TAX-EXEMPT PORTFOLIO           0.20%           0.17%           0.62%


B BASED ON ESTIMATED EXPENSES DUE TO CHANGE IN MANAGEMENT FEE RATE EFFECTIVE JANUARY 1, 1998.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Treasury Portfolio, Government Portfolio, Domestic Portfolio and Money Market Portfolio have been audited by Price Waterhouse LLP, independent accountants. The financial highlights tables that follow for Treasury Only Portfolio, Rated Money Market Portfolio and Tax-Exempt Portfolio have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity Client Services (Client Services) for a free copy of the Annual Report or the SAI.
TREASURY ONLY PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998       1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .050       .048      .020

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.050)     (.048)    (.020)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000   $ 1.000

TOTAL RETURNB                                        5.07%      4.90%     2.00%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 100,465  $ 36,006  $ 4,097

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C      .45%C     .45%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   4.96%      4.82%     4.86%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
TREASURY PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                          1998     1997     1996     1995     1994A

NET ASSET VALUE, BEGINNING OF PERIOD          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                          .052     .049     .054     .044     .012

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                     (.052)   (.049)   (.054)   (.044)   (.012)

NET ASSET VALUE, END OF PERIOD                $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

TOTAL RETURNB                                 5.29%    5.03%    5.50%    4.45%    1.21%

NET ASSETS, END OF PERIOD (IN MILLIONS)       $ 2,999  $ 3,624  $ 1,435  $ 586    $ 5

RATIO OF EXPENSES TO AVERAGE NET ASSETS       .45%C    .45%C    .46%C    .50%C    .50%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET   5.17%    4.93%    5.28%    4.91%    2.69%D
ASSETS


A OCTOBER 22, 1993 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1994
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
GOVERNMENT PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998       1997       1996       1995A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .052       .050       .054       .045

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.052)     (.050)     (.054)     (.045)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURNB                                        5.34%      5.11%      5.58%      4.57%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 674,582  $ 658,964  $ 194,489  $ 40,516

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C      .45%C      .45%C      .43%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.21%      5.00%      5.30%      5.13%D


A APRIL 4, 1994 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1995
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
DOMESTIC PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997       1996      1995A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .053      .050       .054      .035

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.053)    (.050)     (.054)    (.035)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000    $ 1.000   $ 1.000

TOTAL RETURNB                                        5.38%     5.13%      5.56%     3.51%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 73,298  $ 121,709  $ 47,396  $ 26,545

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C     .45%C      .47%C     .50%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.26%     5.02%      5.40%     5.14%D


A JULY 19, 1994 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1995
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
RATED MONEY MARKET PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .052      .050      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.052)    (.050)    (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURNB                                        5.38%     5.12%     2.11%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 75,380  $ 16,651  $ 1,610

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C     .45%C     .45%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   5.29%     5.03%     5.01%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
MONEY MARKET PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                          1998       1997       1996       1995       1994A

NET ASSET VALUE, BEGINNING OF PERIOD          $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                          .053       .050       .055       .046       .011

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                     (.053)     (.050)     (.055)     (.046)     (.011)

NET ASSET VALUE, END OF PERIOD                $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURNB                                 5.41%      5.17%      5.61%      4.66%      1.08%

NET ASSETS, END OF PERIOD (000 OMITTED)       $ 487,808  $ 444,048  $ 229,530  $ 457,286  $ 89,463

RATIO OF EXPENSES TO AVERAGE NET ASSETS       .43%C      .43%C      .45%C      .50%C      .50%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET   5.28%      5.06%      5.46%      4.94%      2.83%D
ASSETS


A NOVEMBER 17, 1993 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO
MARCH 31, 1994
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
TAX-EXEMPT PORTFOLIO - CLASS III

SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED MARCH 31                                 1998      1997      1996A

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .033      .031      .013

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.033)    (.031)    (.013)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURNB                                        3.34%     3.14%     1.30%

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 37,272  $ 26,313  $ 988

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .45%C     .45%C     .45%C,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS   3.28%     3.09%     3.00%D


A NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF CLASS III SHARES) TO MARCH
31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call Fidelity Client Services at 1-800-843-3001.

THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Colchester Street Trust, an open-end management investment company organized as a Delaware business trust on June 20, 1991.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. Fidelity Investments Money Management, Inc. (FIMM), located in Merrimack, New Hampshire, has primary responsibility for providing investment management services.
As of March 31, 1998, FMR advised funds having approximately 36 million shareholder accounts with a total value of more than $589 billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Class III of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio (the Taxable Funds). UMB Bank, n.a. (UMB) is the transfer agent for Tax-Exempt Portfolio, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs FIIOC to perform transfer agent servicing functions for Class III of Tax-Exempt Portfolio.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
As of March 31, 1998, approximately 27.41% of Treasury Portfolio's total outstanding shares were held by The Bank of New York.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
TREASURY ONLY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities. The fund does not enter into repurchase agreements or reverse repurchase agreements. The fund will invest in those securities whose interest is specifically exempt from state and local income taxes under federal law; such interest is not exempt from federal income tax.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Government securities and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic issuers, including U.S. Government securities and repurchase agreements. Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR. The fund also may enter into reverse repurchase agreements.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund also may enter into reverse repurchase agreements.
MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. Securities are "highest-quality" if rated in the highest rating category by at least two nationally recognized rating services, or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR. The fund also may enter into reverse repurchase agreements. TAX-EXEMPT PORTFOLIO seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. The fund invests in municipal money market securities rated in the highest category by at least one nationally recognized rating service and in one of the two highest categories by another rating service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest rating category by FMR and may invest in securities structured so that they are eligible investments for the fund. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. The fund also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
Each fund earns income at current money market rates. They stress preservation of capital, liquidity, and income (tax-free income in the case of Tax-Exempt Portfolio) and do not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day, and generally reflects current short-term interest rates and other market conditions.
It is important to note that neither the funds' share prices nor their yields are insured or guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-843-3001.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured to be or may employ a trust or other form so that they are eligible investments for money market funds. If a structure fails to function as intended, adverse tax or investment consequences may result.
U.S. TREASURY MONEY MARKET SECURITIES are short-term debt obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Likewise, securities for which foreign entities provide credit or liquidity support may involve different risks than those supported by domestic entities. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits. MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Tax-Exempt Portfolio will not invest in a money market fund. Tax-Exempt Portfolio does not currently intend to invest in repurchase agreements. Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio do not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio may not invest more than 5% of their total assets in any one issuer, except that each fund may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Tax-Exempt Portfolio may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Each of Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Each of Treasury Only Portfolio, Treasury Portfolio and Tax-Exempt Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING. A fund may lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, and Tax-Exempt Portfolio do not lend money to other funds advised by FMR.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Treasury Only Portfolio seeks as high a level of current income as is consistent with the security of principal and liquidity, and to maintain a constant net asset value per share (NAV) of $1.00.
Each of Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, and Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.
Tax-Exempt Portfolio seeks to obtain as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund, under normal conditions, will invest so that at least 80% of its income distributions is exempt from federal income tax.
With respect to 75% of its total assets, Tax-Exempt Portfolio may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Each of Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio will invest more than 25% of its total assets in obligations of companies in the financial services industry.
Each of Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Tax-Exempt Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page 16.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expense and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a fee at an annual rate of 0.20% of its average net assets. Prior to May 31, 1997 and January 1, 1998, Treasury Only Portfolio and Rated Money Market Portfolio, respectively, each paid FMR a management fee at an annual rate of 0.42% of its average net assets and FMR paid all of the other expenses of each fund with limited exceptions.
FIMM is the funds' sub-adviser and has primary responsibility for managing their investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FIMM and FMR Texas Inc., the predecessor company to FIMM annualized fees equal to 0.12% and 0.10%, respectively of Treasury Only Portfolio's, 0.10% and 0.10%, respectively of Treasury Portfolio's, 0.10% and 0.10%, respectively of Government Portfolio's, 0.10% and 0.10%, respectively of Domestic Portfolio's, 0.20% and 0.10%, respectively of Rated Money Market Portfolio's, 0.10% and 0.10%, respectively of Money Market Portfolio's, and 0.10% and 0.10%, respectively of Tax-Exempt Portfolio's average net assets for the fiscal year ended March 31, 1998.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class III shares of the Taxable Funds. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Class III of the Taxable Funds and maintains the general accounting records for each Taxable Fund.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for the Taxable Funds amounted to the following.
                               TRANSFER      PRICING AND
                               AGENCY FEES   BOOKKEEPING
                               PAID BY       FEES PAID BY
                               CLASS III     FUND

TREASURY ONLY PORTFOLIO         0.03%*        0.01%

TREASURY PORTFOLIO              0.02%         0.01%

GOVERNMENT PORTFOLIO            0.03%         0.01%

DOMESTIC PORTFOLIO              0.03%         0.01%

RATED MONEY MARKET  PORTFOLIO   0.02%*        0.02%*

MONEY MARKET PORTFOLIO          0.03%         0.01%

* ANNUALIZED
UMB is the transfer and service agent for Tax-Exempt Portfolio. UMB has entered into a sub-agreement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class III of Tax-Exempt Portfolio. UMB has also entered into a sub-agreement with FSC. FSC calculates the NAV and dividends for Class III of Tax-Exempt Portfolio and maintains the general accounting records for Tax-Exempt Portfolio. Under the terms of the sub-agreements, FIIOC and FSC receive all related fees paid to UMB by Class III of Tax-Exempt Portfolio.
For the fiscal year ended March 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) for Tax-Exempt Portfolio amounted to the following.
                      TRANSFER AGENCY   PRICING AND
                      FEES PAID BY      BOOKKEEPING
                      CLASS III         FEES PAID BY
                                        FUND

TAX-EXEMPT PORTFOLIO   0.03%             0.01%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Class III of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class III of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class III shares. Class III of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.25% of its average net assets throughout the month.
The Class III plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Class III shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of Class III shares. Currently, the Board of Trustees of each fund has authorized such payments.
   YOUR ACCOUNT

If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of Class III is the class's NAV. Each fund is managed to keep its NAV stable at $1.00. Class III shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your order is received in proper form. Class III's NAV is normally calculated each business day at the time indicated in the table below.
FUND                          NAV CALCULATION
                              TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 20. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Share certificates are not available for Class III shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Place a purchase order and wire money into your account, or
(small solid bullet) Open an account by exchanging from the same class of any fund that is offered through this prospectus.
INVESTMENTS IN THE FUNDS MUST BE MADE USING THE FEDERAL RESERVE WIRE SYSTEM. Checks and Automated Clearing House payments will not be accepted as a means of investment.
For wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Fidelity Client Services at 1-800-843-3001. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
All wires must be received in proper form by the transfer agent at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible and to provide advance notice to Fidelity Client Services for large purchases.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000,000*
MINIMUM BALANCE    $1,000,000
* THE MINIMUM INITIAL INVESTMENT OF $1 MILLION MAY BE WAIVED IF YOUR AGGREGATE BALANCE IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS IS GREATER THAN $10 MILLION. PLEASE CONTACT FIDELITY CLIENT SERVICES FOR MORE INFORMATION REGARDING THIS WAIVER.
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Class III is the class's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Class III's NAV is normally calculated each business day at the times indicated in the table on page .
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000,000 worth of shares in the account to keep it open.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions. You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Fidelity Client Services at the address shown on page 36.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. There is no fee imposed by the funds for wiring of redemption proceeds. However, if you sell shares through an investment professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received in proper form by the transfer agent before the NAV is calculated, redemption proceeds will normally be wired on that day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
You are advised to place your trades as early in the day as possible, and to provide advance notice to Fidelity Client Services for large redemptions.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call Fidelity Client Services at 1-800-843-3001 if you need additional copies of financial reports, prospectuses or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. However, dividends relating to Class III shares redeemed if you close your account during the month may be distributed on the day your account is closed. Each fund reserves the right to limit this service. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. Class III offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a wire for your dividend and capital gain distributions, if any.
Dividends will be reinvested at each fund's Class III NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. TAXES ON DISTRIBUTIONS. Interest income that Tax-Exempt Portfolio earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from the Taxable Funds, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gains from the Taxable Funds are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
However, for shareholders of Tax-Exempt Portfolio, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
For the fiscal year ended March 31, 1998, 100% of Treasury Only Portfolio's, 25.20% of Treasury Portfolio's and 18.44% of Government Portfolio's, income distributions were derived from interest on U.S. Government securities which is generally exempt from state income tax. Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
A portion of Tax-Exempt Portfolio's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of Tax-Exempt Portfolio's income from each state to help you calculate your taxes.
During the fiscal year ended March 31, 1998, 100% of Tax-Exempt Portfolio's income dividends was free from federal income tax.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS each day that both the Federal Reserve Bank of Kansas City (Kansas City Fed) (for Tax-Exempt Portfolio) or the Federal Reserve Bank of New York (New York Fed) (for the Taxable Funds), the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open. The following holiday closings have been scheduled for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, at any time the Kansas City Fed, the New York Fed or the NYSE may modify its holiday schedule or the Bond Market Association may modify its recommendation.
To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed or the New York Fed, the NYSE or the principal bond markets are closed, each class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Class III of each fund is computed by adding Class III's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Class III's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Class III, and dividing the result by the number of Class III shares of that fund that are outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity Client Services for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made by federal funds wire; checks will not be accepted for purchases.
(small solid bullet) If your wire is not received in proper form by the close of the Federal Reserve Wire System on the day of purchase, you could be liable for any losses or fees a fund or the transfer agent has incurred or for interest and penalties.
(small solid bullet) Shares begin to earn dividends on the day of purchase provided (i) you contact Fidelity Client Services and place your order between 8:30 a.m. and the following times on page 30 and
(ii) the fund's designated wire bank receives the wire in proper form before the close of the Federal Reserve Wire System on that day. (small solid bullet) On any day the principal bond markets close early, as recommended by the Bond Market Association, or the Kansas City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the Taxable Funds) close early, a class may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase.
FUND                          DIVIDEND TIMES
                              (EASTERN TIME)

TREASURY ONLY PORTFOLIO        2:00 P.M.

TREASURY PORTFOLIO             5:00 P.M.

GOVERNMENT PORTFOLIO           5:00 P.M.

DOMESTIC PORTFOLIO             5:00 P.M.

RATED MONEY MARKET PORTFOLIO   5:00 P.M.

MONEY MARKET PORTFOLIO         3:00 P.M.

TAX-EXEMPT PORTFOLIO           12:00 NOON

The income declared for Treasury Portfolio, Government Portfolio, Domestic Portfolio and Rated Money Market Portfolio is based on estimates of net investment income for the fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Shares earn dividends through the day prior to the day of redemption. On any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Kansas City Fed (for Tax-Exempt Portfolio) or the New York Fed (for the Taxable Funds) close early, a class may set a time after which shares earn dividends through the day of redemption. Under such circumstances, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging Class III shares of any fund offered through this prospectus at no charge for Class III shares of any other fund offered through this prospectus.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Fidelity Client Services at 1-800-843-3001.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, class name, account number, the number of shares to be redeemed, and the name of the fund and class to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address on page 36.
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Class III shares will be redeemed at the next determined NAV after your order is received in proper form. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Currently, there is no limit on the number of exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.



This prospectus is printed on recycled paper using soy-based inks. SUPPLEMENT TO THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS - CLASS I MAY 29, 1998
PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Rated Money Market Portfolio has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Rated Money Market Portfolio and Domestic Portfolio, a fund of Colchester Street Trust.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Rated Money Market Portfolio solely in exchange for an identical number of shares of the corresponding class of Domestic Portfolio. Following such exchange, Rated Money Market Portfolio will distribute such shares pro rata to the corresponding class in liquidation of Rated Money Market Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Rated Money Market Portfolio will be held on December 16, 1998, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Rated Money Market Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Domestic Portfolio. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 21, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Rated Money Market Portfolio shareholders fail to approve the Agreement, Rated Money Market Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of the Fund.
Effective October 19, 1998, Rated Money Market Portfolio will be closed to new accounts pending the Reorganization.
The following information replaces similar information found in "Investment Principles and Risks" beginning on page 15.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Government securities and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund will not purchase any securities of foreign issuers that mature beyond January 21, 1999, the anticipated effective date of the Proposed Reorganization. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
The following information supplements information found in "Investment Principles and Risks" beginning on page 15.
THE FUNDS comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.

SUPPLEMENT TO THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS - CLASS II MAY 29, 1998
PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Rated Money Market Portfolio has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Rated Money Market Portfolio and Domestic Portfolio, a fund of Colchester Street Trust.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Rated Money Market Portfolio solely in exchange for an identical number of shares of the corresponding class of Domestic Portfolio. Following such exchange, Rated Money Market Portfolio will distribute such shares pro rata to the corresponding class in liquidation of Rated Money Market Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Rated Money Market Portfolio will be held on December 16, 1998, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Rated Money Market Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Domestic Portfolio. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 21, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Rated Money Market Portfolio shareholders fail to approve the Agreement, Rated Money Market Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of the Fund.
Effective October 19, 1998, Rated Money Market Portfolio will be closed to new accounts pending the Reorganization.
The following information replaces similar information found in "Investment Principles and Risks" beginning on page 15.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Government securities and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund will not purchase any securities of foreign issuers that mature beyond January 21, 1999, the anticipated effective date of the Proposed Reorganization. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less. TAX-EXEMPT PORTFOLIO seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. The fund invests in municipal money market securities rated in the highest category by at least one nationally recognized rating service and in one of the two highest categories by another rating service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest rating category by FMR. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
The following information supplements information found in "Investment Principles and Risks" beginning on page 15.
THE FUNDS comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.

SUPPLEMENT TO THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS - CLASS III MAY 29, 1998
PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Rated Money Market Portfolio has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Rated Money Market Portfolio and Domestic Portfolio, a fund of Colchester Street Trust.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Rated Money Market Portfolio solely in exchange for an identical number of shares of the corresponding class of Domestic Portfolio. Following such exchange, Rated Money Market Portfolio will distribute such shares pro rata to the corresponding class in liquidation of Rated Money Market Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Rated Money Market Portfolio will be held on December 16, 1998, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Rated Money Market Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Domestic Portfolio. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 21, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Rated Money Market Portfolio shareholders fail to approve the Agreement, Rated Money Market Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of the Fund.
Effective October 19, 1998, Rated Money Market Portfolio will be closed to new accounts pending the Reorganization.
The following information replaces similar information found in "Investment Principles and Risks" beginning on page 15.
TREASURY PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
GOVERNMENT PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. Government securities and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
DOMESTIC PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in the highest-quality U.S. dollar-denominated money market securities of domestic issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less.
RATED MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund will not purchase any securities of foreign issuers that mature beyond January 21, 1999, the anticipated effective date of the Proposed Reorganization. The fund also may enter into reverse repurchase agreements. The fund currently intends to maintain a dollar-weighted average maturity of 60 days or less. TAX-EXEMPT PORTFOLIO seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. The fund invests in municipal money market securities rated in the highest category by at least one nationally recognized rating service and in one of the two highest categories by another rating service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest rating category by FMR. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
The following information supplements information found in "Investment Principles and Risks" beginning on page 15.
THE FUNDS comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.

FIDELITY INSTITUTIONAL MONEY MARKET FUNDS
TREASURY ONLY PORTFOLIO, TREASURY PORTFOLIO, GOVERNMENT PORTFOLIO, DOMESTIC PORTFOLIO, RATED MONEY MARKET
PORTFOLIO, MONEY MARKET PORTFOLIO, AND TAX-EXEMPT PORTFOLIO
FUNDS OF COLCHESTER STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
MAY 29, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses (dated May 29, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call Fidelity Client Services (Client Services) at 1-800-843-3001.
TABLE OF CONTENTS                                         PAGE



INVESTMENT POLICIES AND LIMITATIONS                       42

PORTFOLIO TRANSACTIONS                                    49

VALUATION                                                 50

PERFORMANCE                                               50

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  75

DISTRIBUTIONS AND TAXES                                   75

FMR                                                       76

TRUSTEES AND OFFICERS                                     76

MANAGEMENT CONTRACTS                                      81

DISTRIBUTION AND SERVICE PLANS                            84

CONTRACTS WITH FMR AFFILIATES                             86

DESCRIPTION OF THE TRUST                                  87

FINANCIAL STATEMENTS                                      87

APPENDIX                                                  88

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Fidelity Investments Money Management, Inc. (FIMM)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT FOR TREASURY ONLY PORTFOLIO, TREASURY PORTFOLIO, GOVERNMENT PORTFOLIO, DOMESTIC PORTFOLIO, RATED MONEY MARKET PORTFOLIO, AND MONEY MARKET PORTFOLIO (THE TAXABLE FUNDS)
Fidelity Investments Institutional Operations Company (FIIOC)
TRANSFER AGENT FOR TAX-EXEMPT PORTFOLIO
UMB Bank, n.a. (UMB)
For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
IMM-ptb-0598
475532
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF TREASURY ONLY PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more that 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
Subject to revision upon 90 days' notice to shareholders, the fund does not intend to engage in reverse repurchase agreements.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF TREASURY PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) buy or sell real estate;
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(8) invest in oil, gas, or other mineral exploration or development programs;
(9) invest in companies for the purpose of exercising control or management; or
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as an investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase a security if, as a result, more than 10% of its net assets would be invested in securities that are deemed illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
As an operating policy, the fund intends to invest 100% of its total assets in U.S. Treasury bills, notes, and bonds and repurchase agreements comprised of those obligations at all times. This policy may only be changed upon 90 days' notice to shareholders.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF GOVERNMENT PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) buy or sell real estate;
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(8) invest in oil, gas, or other mineral exploration or development programs;
(9) invest in companies for the purpose of exercising control or management; or
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF DOMESTIC PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) buy or sell real estate;
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(8) invest in oil, gas, or other mineral exploration or development programs;
(9) invest in companies for the purpose of exercising control or management; or
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF RATED MONEY MARKET PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in oil, gas, or other mineral exploration or development programs.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) buy or sell real estate;
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
(8) invest in oil, gas, or other mineral exploration or development programs;
(9) invest in companies for the purpose of exercising control or management; or
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF TAX-EXEMPT PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) make short sales of securities;
(4) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;
(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(8) purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein;
(9) purchase or sell physical commodities;
(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(11) invest in oil, gas, or other mineral exploration or development programs.
(12) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer: provided that the fund may invest up to 25% of total assets in the first tier of a single issuer for up to three business days.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of investment limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuers, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
Securities must be rated in accordance with applicable rules in the highest rating category for short-term securities by at least one nationally recognized rating service (NRSRO) and rated in one of the two highest categories for short-term securities by another NRSRO if rated by more than one NRSRO, or, if unrated, judged to be equivalent to highest quality by FMR pursuant to procedures adopted by the Board of Trustees. The fund's policy regarding limiting investments to the highest rating category may be changed upon 90 days' prior notice to shareholders.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
DOMESTIC AND FOREIGN INVESTMENTS include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These securities would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements for those securities.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days. Also, FMR may determine some restricted securities, municipal lease obligations, and time deposits to be illiquid.
In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, and Tax-Exempt Portfolio currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be or may employ a trust or other form so that they are eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a fund to maintain a stable net asset value per share.
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
Each taxable fund may not invest more than 5% of its total assets in second tier securities. In addition, each taxable fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
Each fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, each fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box" and could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs in connection with opening and closing short sales against the box.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds. VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts") that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees. Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan, LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended March 31, 1998, 1997, and 1996, the funds paid no brokerage commissions.
For the fiscal year ended March 31, 1998, the funds paid no fees to brokerage firms that provided research services.
The trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each class's net asset value per share (NAV) at 12:00 noon Eastern time for Tax-Exempt Portfolio; 2:00 p.m. Eastern time for Treasury Only Portfolio; 3:00 p.m. Eastern time for Money Market Portfolio; and 5:00 p.m. Eastern time for Treasury Portfolio, Government Portfolio, Domestic Portfolio, and Rated Money Market Portfolio. The valuation of portfolio securities is determined as of these times for the purpose of computing each class's NAV.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, a class's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page 49.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each class's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's yield and total return fluctuate in response to market conditions and other factors. YIELD CALCULATIONS. To compute the yield for each class of a fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Each class of a fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, each class of a fund may quote yields in advertising based on any historical seven-day period. Yields for each class of a fund are calculated on the same basis as other money market funds, as required by applicable regulation.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield of a class of Tax-Exempt Portfolio is the rate an investor would have to earn from a fully taxable investment before taxes to equal the class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a stated federal income tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation. 1998 TAX RATES
The following table shows the effect of a shareholder's tax status on effective yield under federal income tax laws for 1998. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that a class of Tax-Exempt Portfolio will achieve any specific tax-exempt yield. While Tax-Exempt Portfolio invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable. 1998 TAX RATES AND TAX-EQUIVALENT YIELDS


                                      FEDERAL  IF INDIVIDUAL TAX-EXEMPT YIELD IS:

TAXABLE INCOME*                       MARGINAL 2%     3%     4%     5%     6%     7%

SINGLE RETURN       JOINT RETURN      RATE**   THEN TAXABLE-EQUIVALENT YIELD IS

$ -       $ 25,350  $ -       $ 42,350  15.0%  2.35%  3.53%  4.71%  5.88%  7.06%  8.24%

 25,351    61,400    42,351    102,300  28.0%  2.78%  4.17%  5.56%  6.94%  8.33%  9.72%

 61,401    128,100   102,301   155,950  31.0%  2.90%  4.35%  5.80%  7.25%  8.70%  10.15%

 128,101   278,450   155,951   278,450  36.0%  3.13%  4.69%  6.25%  7.81%  9.38%  10.94%

 278,451  AND OVER   278,451  AND OVER  39.6%  3.31%  4.97%  6.62%  8.28%  9.93%  11.59%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Tax-Exempt Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class's NAV over a stated period. A class's total return may be calculated using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each class of each fund for the fiscal year ended March 31, 1998 calculated including certain class expenses. The funds' Class II and Class III have a 12b-1 fee of 0.15% and 0.25%, respectively, which is included in the 7-day yield, tax-equivalent yield (for Tax-Exempt Portfolio), average annual, and cumulative total returns. The initial offering of Class II shares of the funds began on November 1, 1995. The initial offerings of Class III shares of the funds began on the following dates: Treasury Only Portfolio (11/6/95), Treasury Portfolio (10/22/93), Government Portfolio (4/4/94), Domestic Portfolio (7/19/94), Rated Money Market Portfolio (11/6/95), Money Market Portfolio (11/17/93), and Tax-Exempt Portfolio (11/6/95). For Class II and III shares of the funds, the figures for periods prior to the initial offering dates reflect the performance of Class I, the original class of each fund, which class does not have a 12b-1 fee. Class II and III figures would have been lower had 12b-1 fees been reflected in all periods. Class II shares have a 0.15% 12b-1 fee, which was not reflected in the figures for periods prior to that date. Class III shares of Government Portfolio have a 0.25% 12b-1 fee, which is reflected in the figures for periods after its initial offering of Class III shares. Prior to July 1, 1995, Class III shares of Treasury Portfolio, Domestic Portfolio, and Money Market Portfolio had a 0.32% 12b-1 fee, which is reflected in figures after the initial offering dates of Class III shares of these funds. Effective July 1, 1995, Class III shares of Treasury Portfolio, Domestic Portfolio, and Money Market Portfolio have a 0.25% 12b-1 fee, which is reflected in figures after that date for Class III shares of these funds. Effective November 1, 1995, Class III shares of Treasury Only Portfolio, Rated Money Market Portfolio, and Tax-Exempt Portfolio have a 0.25% 12b-1 fee, which is reflected in figures after that date for these funds. The tax-equivalent yield for Tax-Exempt Portfolio is based on a 36% federal income tax rate. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                     AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS

                    SEVEN-DA  TAX-        ONE     FIVE    TEN      ONE     FIVE     TEN
                    Y         EQUIVALENT  YEAR    YEARS   YEARS/   YEAR    YEARS    YEARS/
                    YIELD     YIELD                       LIFE OF                   LIFE OF
                                                          FUND*                     FUND*



TREASURY ONLY -      5.17%    N/A          5.33%   4.74%   4.81%    5.33%   26.05%   42.25%
CLASS I

TREASURY ONLY -      5.02%    N/A          5.18%   4.66%   4.76%    5.18%   25.59%   41.73%
CLASS II

TREASURY ONLY -      4.93%    N/A          5.07%   4.61%   4.73%    5.07%   25.29%   41.40%
CLASS III

TREASURY -           5.47%    N/A          5.55%   4.89%   5.83%    5.55%   26.96%   76.21%
CLASS I

TREASURY -           5.32%    N/A          5.40%   4.82%   5.79%    5.40%   26.51%   75.58%
CLASS II

TREASURY -           5.22%    N/A          5.29%   4.63%   5.70%    5.29%   25.41%   74.06%
CLASS III

GOVERNMENT -         5.50%    N/A          5.60%   4.96%   5.90%    5.60%   27.37%   77.47%
CLASS I

GOVERNMENT -         5.35%    N/A          5.45%   4.88%   5.87%    5.45%   26.93%   76.85%
CLASS II

GOVERNMENT -         5.25%    N/A          5.34%   4.75%   5.80%    5.34%   26.12%   75.72%
CLASS III

DOMESTIC -           5.48%    N/A          5.64%   4.99%   5.42%    5.64%   27.59%   55.94%
CLASS I

DOMESTIC -           5.33%    N/A          5.49%   4.92%   5.38%    5.49%   27.14%   55.39%
CLASS II

DOMESTIC -           5.23%    N/A          5.38%   4.79%   5.30%    5.38%   26.33%   54.40%
CLASS III

RATED MONEY          5.48%    N/A          5.64%   4.86%   5.77%    5.64%   26.78%   75.23%
MARKET - CLASS I

RATED MONEY          5.33%    N/A          5.48%   4.78%   5.73%    5.48%   26.32%   74.60%
MARKET - CLASS II

RATED MONEY          5.23%    N/A          5.38%   4.74%   5.71%    5.38%   26.03%   74.19%
MARKET - CLASS III

MONEY MARKET -       5.52%    N/A          5.68%   5.03%   5.99%    5.68%   27.84%   78.98%
CLASS I

MONEY MARKET -       5.37%    N/A          5.52%   4.96%   5.96%    5.52%   27.38%   78.34%
CLASS II

MONEY MARKET -       5.27%    N/A          5.41%   4.78%   5.87%    5.41%   26.31%   76.83%
CLASS III

TAX-EXEMPT -         3.52%     5.50%       3.60%   3.26%   4.07%    3.60%   17.41%   48.99%
CLASS I

TAX-EXEMPT -         3.36%     5.25%       3.44%   3.19%   4.03%    3.44%   16.99%   48.46%
CLASS II

TAX-EXEMPT -         3.27%     5.11%       3.34%   3.14%   4.01%    3.34%   16.70%   48.10%
CLASS III


* Life of Fund figures are from commencement of operations (October 3, 1990 for Treasury Only Portfolio, and November 3, 1989 for Domestic Portfolio) through the fund's 1998 fiscal year end.
Note: If FMR had not reimbursed certain class expenses during these periods, each class's yield and tax-equivalent yield (for Tax-Exempt Portfolio) would have been:

                    CLASS I                      CLASS II                     CLASS III

FUND                SEVEN-DAY   TAX-EQUIVALENT   SEVEN-DAY   TAX-EQUIVALENT   SEVEN-DAY   TAX-EQUIVALENT
                    YIELD       YIELD            YIELD       YIELD            YIELD       YIELD

TREASURY ONLY        5.11%      N/A               4.94%      N/A               4.81%      N/A

TREASURY             5.42%      N/A               5.25%      N/A               5.17%      N/A

GOVERNMENT           5.45%      N/A               5.22%      N/A               5.12%      N/A

DOMESTIC             5.42%      N/A               5.10%      N/A               5.12%      N/A

RATED MONEY MARKET   5.35%      N/A               5.28%      N/A               5.12%      N/A

MONEY MARKET         5.47%      N/A               5.26%      N/A               5.20%      N/A

TAX-EXEMPT           3.49%       5.45%            0.94%       1.27%            2.76%       4.31%


The following tables show the income and capital elements of each class's cumulative total return. The tables compare each class's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each class. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
CLASS II TABLES. The initial offering of the Class II shares of each fund began on November 1, 1995. Class II shares have a 0.15% 12b-1 fee, which is not reflected in the figures prior to that date. The figures for periods prior to the initial offering date reflect the performance of Class I, the original class of each fund, which class does not have a 12b-1 fee. Class II figures would have been lower had 12b-1 fees been reflected in all periods.
CLASS III TABLES. The initial offerings of the funds' Class III shares began on the following dates: Treasury Only Portfolio (11/6/95), Treasury Portfolio (10/22/93), Government Portfolio (4/4/94), Domestic Portfolio (7/19/94), Rated Money Market Portfolio (11/6/95), Money Market Portfolio (11/17/93), and Tax-Exempt Portfolio (11/6/95). The figures for periods prior to the initial offering dates reflect the performance of Class I, the original class of each fund, which class does not have a 12b-1 fee. Class III figures would have been lower had 12b-1 fees been reflected in all periods. Class III shares of Government Portfolio have a 0.25% 12b-1 fee, which is reflected in the figures for periods after its initial offering of Class III shares. Prior to July 1, 1995, Class III shares of Treasury Portfolio, Domestic Portfolio, and Money Market Portfolio had a 0.32% 12b-1 fee, which is reflected in figures after the initial offering dates of Class III shares of these funds. Effective July 1, 1995, Class III shares of Treasury Portfolio, Domestic Portfolio, and Money Market Portfolio have a 0.25% 12b-1 fee, which is reflected in figures after that date for Class III shares of these funds. Effective November 1, 1995, Class III shares of Treasury Only Portfolio, Rated Money Market Portfolio, and Tax-Exempt Portfolio have a 0.25% 12b-1 fee, which is reflected in figures after that date for these funds.
The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended March 31, 1998, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
TREASURY ONLY PORTFOLIO
HISTORICAL FUND RESULTS
During the period from October 3, 1990 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class I of Treasury Only Portfolio would have grown to $14,225.

TREASURY ONLY PORTFOLIO - CLASS I                                     INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING**
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 4,225        $ 0            $ 14,225  $ 42,597        $ 42,688     $ 12,223

1997            10,000      3,505          0              13,505    28,782          31,403       12,057

1996            10,000      2,842          0              12,842    24,020          26,101       11,733

1995+           10,000      2,165          0              12,165    18,183          18,980       11,409

1994            10,000      1,624          0              11,624    15,735          16,157       11,093

1993            10,000      1,285          0              11,285    15,506          14,846       10,821

1992            10,000      913            0              10,913    13,454          13,573       10,497

1991*           10,000      353            0              10,353    12,114          11,848       10,173


* From October 3, 1990 (commencement of operations)
** From month-end closest to initial investment date.
+ The fiscal year end of the fund changed from July 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class I of Treasury Only Portfolio on October 3, 1990 the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,225. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,532 for dividends. The fund did not distribute any capital gains during the period.
During the period from October 3, 1990 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class II of Treasury Only Portfolio would have grown to $14,173.

TREASURY ONLY PORTFOLIO - CLASS II                                    INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING**
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 4,173        $ 0            $ 14,173  $ 42,597        $ 42,688     $ 12,223

1997            10,000      3,476          0              13,476    28,782          31,403       12,057

1996            10,000      2,833          0              12,833    24,020          26,101       11,733

1995+           10,000      2,165          0              12,165    18,183          18,980       11,409

1994            10,000      1,624          0              11,624    15,735          16,157       11,093

1993            10,000      1,285          0              11,285    15,506          14,846       10,821

1992            10,000      913            0              10,913    13,454          13,573       10,497

1991*           10,000      353            0              10,353    12,114          11,848       10,173


* From October 3, 1990 (commencement of operations)
** From month-end closest to initial investment date.
+ The fiscal year end of the fund changed from July 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class II of Treasury Only Portfolio on October 3, 1990 the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,173. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,495 for dividends. The fund did not distribute any capital gains during the period.
During the period from October 3, 1990 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class III of Treasury Only Portfolio would have grown to $14,140.

TREASURY ONLY PORTFOLIO - CLASS III                                  INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING**
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 4,140        $ 0            $ 14,140  $ 42,597        $ 42,688     $ 12,223

1997            10,000      3,458          0              13,458    28,782          31,403       12,057

1996            10,000      2,829          0              12,829    24,020          26,101       11,733

1995+           10,000      2,165          0              12,165    18,183          18,980       11,409

1994            10,000      1,624          0              11,624    15,735          16,157       11,093

1993            10,000      1,285          0              11,285    15,506          14,846       10,821

1992            10,000      913            0              10,913    13,454          13,573       10,497

1991*           10,000      353            0              10,353    12,114          11,848       10,173


* From October 3, 1990 (commencement of operations)
** From month-end closest to initial investment date.
+ The fiscal year end of the fund changed from July 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class III of Treasury Only Portfolio on October 3, 1990 the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,140. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,471 for dividends. The fund did not distribute any capital gains during the period.
TREASURY PORTFOLIO
HISTORICAL FUND RESULTS
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class I of Treasury Portfolio would have grown to $17,621.

TREASURY PORTFOLIO - CLASS I                                          INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 7,621        $ 0            $ 17,621  $ 56,682        $ 59,048     $ 13,923

1997            10,000      6,694          0              16,694    38,299          43,439       13,734

1996            10,000      5,854          0              15,854    31,963          36,104       13,365

1995            10,000      4,986          0              14,986    24,196          26,255       12,996

1994            10,000      4,303          0              14,303    20,938          22,349       12,635

1993            10,000      3,879          0              13,879    20,633          20,536       12,326

1992            10,000      3,415          0              13,415    17,903          18,776       11,957

1991            10,000      2,726          0              12,726    16,120          16,388       11,588

1990            10,000      1,798          0              11,798    14,092          14,658       11,047

1989            10,000      811            0              10,811    11,814          11,958       10,498


Explanatory Notes: With an initial investment of $10,000 in Class I of Treasury Portfolio on March 31, 1988, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,621. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,680 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class II of Treasury Portfolio would have grown to $17,558.

TREASURY PORTFOLIO - CLASS II                                         INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 7,558        $ 0            $ 17,558  $ 56,682        $ 59,048     $ 13,923

1997            10,000      6,659          0              16,659    38,299          43,439       13,734

1996            10,000      5,845          0              15,845    31,963          36,104       13,365

1995            10,000      4,986          0              14,986    24,196          26,255       12,996

1994            10,000      4,303          0              14,303    20,938          22,349       12,635

1993            10,000      3,879          0              13,879    20,633          20,536       12,326

1992            10,000      3,415          0              13,415    17,903          18,776       11,957

1991            10,000      2,726          0              12,726    16,120          16,388       11,588

1990            10,000      1,798          0              11,798    14,092          14,658       11,047

1989            10,000      811            0              10,811    11,814          11,958       10,498


Explanatory Notes: With an initial investment of $10,000 in Class II of Treasury Portfolio on March 31, 1988, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,558. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,644 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class III of Treasury Portfolio would have grown to $17,406.

TREASURY PORTFOLIO - CLASS III                                        INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                                  LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 7,406        $ 0            $ 17,406  $ 56,682        $ 59,048     $ 13,923

1997            10,000      6,531          0              16,531    38,299          43,439       13,734

1996            10,000      5,739          0              15,739    31,963          36,104       13,365

1995            10,000      4,918          0              14,918    24,196          26,255       12,996

1994            10,000      4,283          0              14,283    20,938          22,349       12,635

1993            10,000      3,879          0              13,879    20,633          20,536       12,326

1992            10,000      3,415          0              13,415    17,903          18,776       11,957

1991            10,000      2,726          0              12,726    16,120          16,388       11,588

1990            10,000      1,798          0              11,798    14,092          14,658       11,047

1989            10,000      811            0              10,811    11,814          11,958       10,498


Explanatory Notes: With an initial investment of $10,000 in Class III of Treasury Portfolio on March 31, 1988, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,406. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,556 for dividends. The fund did not distribute any capital gains during the period.
GOVERNMENT PORTFOLIO
HISTORICAL FUND RESULTS
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class I of Government Portfolio would have grown to $17,747.

GOVERNMENT PORTFOLIO - CLASS I                                     INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 7,747        $ 0            $ 17,747  $ 56,682  $ 59,048  $ 13,923

1997            10,000      6,805          0             $16,805    38,299    43,439    13,734

1996            10,000      5,948          0              15,948    31,963    36,104    13,365

1995            10,000      5,068          0              15,068    24,196    26,255    12,996

1994            10,000      4,369          0              14,369    20,938    22,349    12,635

1993            10,000      3,933          0              13,933    20,633    20,536    12,326

1992            10,000      3,454          0              13,454    17,903    18,776    11,957

1991            10,000      2,747          0              12,747    16,120    16,388    11,588

1990            10,000      1,809          0              11,809    14,092    14,658    11,047

1989            10,000      819            0              10,819    11,814    11,958    10,498


Explanatory Notes: With an initial investment of $10,000 in Class I of Government Portfolio on March 31, 1988, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,747. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,752 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class II of Government Portfolio would have grown to $17,685.

GOVERNMENT PORTFOLIO - CLASS II                                    INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS


1998           $ 10,000    $ 7,685        $ 0            $ 17,685  $ 56,682  $ 59,048  $ 13,923

1997            10,000      6,771          0              16,771    38,299    43,439    13,734

1996            10,000      5,939          0              15,939    31,963    36,104    13,365

1995            10,000      5,068          0              15,068    24,196    26,255    12,996

1994            10,000      4,369          0              14,369    20,938    22,349    12,635

1993            10,000      3,933          0              13,933    20,633    20,536    12,326

1992            10,000      3,454          0              13,454    17,903    18,776    11,957

1991            10,000      2,747          0              12,747    16,120    16,388    11,588

1990            10,000      1,809          0              11,809    14,092    14,658    11,047

1989            10,000      819            0              10,819    11,814    11,958    10,498


Explanatory Notes: With an initial investment of $10,000 in Class II of Government Portfolio on March 31, 1988, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,685. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,716 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class III of Government Portfolio would have grown to $17,572.

GOVERNMENT PORTFOLIO - CLASS III                                   INDICES

PERIOD ENDED   VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31           INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING
               $10,000     DIVIDEND       CAPITAL GAIN
               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998           $ 10,000    $ 7,572        $ 0            $ 17,572  $ 56,682  $ 59,048  $ 13,923

1997            10,000      6,681          0              16,681    38,299    43,439    13,734

1996            10,000      5,870          0              15,870    31,963    36,104    13,365

1995            10,000      5,031          0              15,031    24,196    26,255    12,996

1994            10,000      4,369          0              14,369    20,938    22,349    12,635

1993            10,000      3,933          0              13,933    20,633    20,536    12,326

1992            10,000      3,454          0              13,454    17,903    18,776    11,957

1991            10,000      2,747          0              12,747    16,120    16,388    11,588

1990            10,000      1,809          0              11,809    14,092    14,658    11,047

1989            10,000      819            0              10,819    11,814    11,958    10,498


Explanatory Notes: With an initial investment of $10,000 in Class III of Government Portfolio on March 31, 1988, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,572. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,652 for dividends. The fund did not distribute any capital gains during the period.
DOMESTIC PORTFOLIO
HISTORICAL FUND RESULTS
During the period from November 3, 1989 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class I of Domestic Portfolio would have grown to $15,594.

DOMESTIC PORTFOLIO - CLASS I                                                      INDICES

PERIOD ENDED                  VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31                          INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
                              $10,000     DIVIDEND       CAPITAL GAIN
                              INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998                          $ 10,000    $ 5,594        $ 0            $ 15,594  $ 40,983  $ 42,101  $ 12,914

1997                            10,000      4,761          0              14,761    27,692    30,972    12,739

1996                            10,000      4,006          0              14,006    23,110    25,742    12,397

1995                            10,000      3,232          0              13,232    17,494    18,720    12,054

1994                            10,000      2,605          0              12,605    15,139    15,935   11,720

1993                            10,000      2,222          0              12,222    14,919    14,642    11,433

1992                            10,000      1,808          0              11,808    12,944    13,387    11,091

1991                            10,000      1,192          0              11,192    11,655    11,685    10,748

1990*                           10,000      352            0              10,352    10,189    10,451    10,247


* From November 3, 1989 (commencement of operations).
** From nearest month end.
Explanatory Notes: With an initial investment of $10,000 in Class I of Domestic Portfolio on November 3, 1989, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,594. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,454 for dividends. The fund did not distribute any capital gains during the period.
During the period from November 3, 1989 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class II of Domestic Portfolio would have grown to $15,539.

DOMESTIC PORTFOLIO - CLASS II                                                      INDICES

PERIOD ENDED                   VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31                           INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
                               $10,000     DIVIDEND       CAPITAL GAIN
                               INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998                           $10,000     $ 5,539        $ 0            $ 15,539  $ 40,983  $ 42,101  $ 12,914

1997                            10,000      4,731          0              14,731    27,692    30,972    12,739

1996                            10,000      3,997          0              13,997    23,110    25,742    12,397

1995                            10,000      3,232          0              13,232    17,494    18,720    12,054

1994                            10,000      2,605          0              12,605    15,139    15,935    11,720

1993                            10,000      2,222          0              12,222    14,919    14,642    11,433

1992                            10,000      1,808          0              11,808    12,944    13,387    11,091

1991                            10,000      1,192          0              11,192    11,655    11,685    10,748

1990*                           10,000      352            0              10,352    10,189    10,451    10,247


* From November 3, 1989 (commencement of operations).
** From nearest month end.
Explanatory Notes: With an initial investment of $10,000 in Class II of Domestic Portfolio on November 3, 1989, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,539. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,418 for dividends. The fund did not distribute any capital gains during the period.
During the period from November 3, 1989 (commencement of operations) to March 31, 1998, a hypothetical $10,000 investment in Class III of Domestic Portfolio would have grown to $15,440.

DOMESTIC PORTFOLIO - CLASS III                                                      INDICES

PERIOD ENDED                    VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31                            INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
                                $10,000     DIVIDEND       CAPITAL GAIN
                                INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS



1998                            $ 10,000    $ 5,440        $ 0            $ 15,440  $ 40,983  $ 42,101  $ 12,914

1997                             10,000      4,652          0              14,652    27,692    30,972    12,739

1996                             10,000      3,936          0              13,936    23,110    25,742    12,397

1995                             10,000      3,202          0              13,202    17,494    18,720    12,054

1994                             10,000      2,605          0              12,605    15,139    15,935    11,720

1993                             10,000      2,222          0              12,222    14,919    14,642    11,433

1992                             10,000      1,808          0              11,808    12,944    13,387    11,091

1991                             10,000      1,192          0              11,192    11,655    11,685    10,748

1990*                            10,000      352            0              10,352    10,189    10,451    10,247


* From November 3, 1989 (commencement of operations).
** From nearest month end.
Explanatory Notes: With an initial investment of $10,000 in Class III of Domestic Portfolio on November 3, 1989, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,440. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,354 for dividends. The fund did not distribute any capital gains during the period.
RATED MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class I of Rated Money Market Portfolio would have grown to $17,523.



RATED MONEY MARKET PORTFOLIO - CLASS I                                       INDICES

PERIOD ENDED               VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA         COST OF
3/31                      INITIAL     REINVESTED     REINVESTED     VALUE                                     LIVING
                          $10,000     DIVIDEND       CAPITAL GAIN
                          INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998                      $ 10,000    $ 7,523        $ 0            $ 17,523  $ 56,682        $ 59,048     $ 13,923

1997                      10,000      6,588          0              16,588    38,299          43,439       13,734

1996                      10,000      5,741          0              15,741    31,963          36,104       13,365

1995+                     10,000      4,893          0              14,893    24,196          26,255       12,996

1994                      10,000      4,221          0              14,221    20,938          22,349       12,635

1993                      10,000      3,822          0              13,822    20,633          20,536       12,326

1992+                     10,000      3,382          0              13,382    17,903          18,776       11,957

1991                      10,000      2,709          0              12,709    16,120          16,388       11,588

1990                      10,000      1,785          0              11,785    14,092          14,658       11,047

1989                      10,000      811            0              10,811    11,814          11,958       10,498


+ The fiscal year end of the fund changed from August 31 to March 31 in June 1995, and from October 31 to August 31 in July 1992. Explanatory Notes: With an initial investment of $10,000 in Class I of Rated Money Market Portfolio on March 31, 1988, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,523. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,624 for dividends. The fund did not distribute any capital gains during the period. During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class II of Rated Money Market Portfolio would have grown to $17,460.



RATED MONEY MARKET PORTFOLIO - CLASS II                                      INDICES

PERIOD
ENDED VALUE OF         VALUE OF            VALUE OF             TOTAL         S&P 500         DJIA         COST OF
3/31  INITIAL          REINVESTED          REINVESTED           VALUE                                       LIVING
      $10,000          DIVIDEND            CAPITAL GAIN
      INVESTMENT       DISTRIBUTIONS       DISTRIBUTIONS

1998  $ 10,000         $ 7,460             $ 0                 $ 17,460       $ 56,682        $ 59,048     $ 13,923

1997  10,000           6,553               0                   16,553         38,299          43,439       13,734

1996  10,000           5,731               0                   15,731         31,963          36,104       13,365

1995+ 10,000           4,893               0                   14,893         24,196          26,255       12,996

1994  10,000           4,221               0                   14,221         20,938          22,349       12,635

1993  10,000           3,822               0                   13,822         20,633          20,536       12,326

1992+ 10,000           3,382               0                   13,382         17,903          18,776       11,957

1991  10,000           2,709               0                   12,709         16,120          16,388       11,588

1990  10,000           1,785               0                   11,785         14,092          14,658       11,047

1989  10,000           811                 0                   10,811         11,814          11,958       10,498


+ The fiscal year end of the fund changed from August 31 to March 31 in June 1995, and from October 31 to August 31 in July 1992. Explanatory Notes: With an initial investment of $10,000 in Class II of Rated Money Market Portfolio on March 31, 1988, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,460. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,588 for dividends. The fund did not distribute any capital gains during the period. During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class III of Rated Money Market Portfolio would have grown to $17,419.



RATED MONEY MARKET PORTFOLIO - CLASS III                                   INDICES

PERIOD
ENDED VALUE OF     VALUE OF             VALUE OF             TOTAL         S&P 500         DJIA         COST OF
3/31  INITIAL      REINVESTED           REINVESTED           VALUE                                       LIVING
      $10,000      DIVIDEND             CAPITAL GAIN
      INVESTMENT   DISTRIBUTIONS         DISTRIBUTIONS

1998  $ 10,000     $ 7,419               $ 0                   $ 17,419       $ 56,682        $ 59,048     $ 13,923

1997  10,000       6,531                 0                     16,531         38,299          43,439       13,734

1996  10,000       5,725                 0                     15,725         31,963          36,104       13,365

1995+ 10,000       4,893                 0                     14,893         24,196          26,255       12,996

1994  10,000       4,221                 0                     14,221         20,938          22,349       12,635

1993  10,000       3,822                 0                     13,822         20,633          20,536       12,326

1992+ 10,000       3,382                 0                     13,382         17,903          18,776       11,957

1991  10,000       2,709                 0                     12,709         16,120          16,388       11,588

1990  10,000       1,785                 0                     11,785         14,092          14,658       11,047

1989  10,000       811                   0                     10,811         11,814          11,958       10,498


+ The fiscal year end of the fund changed from August 31 to March 31 in June 1995, and from October 31 to August 31 in July 1992. Explanatory Notes: With an initial investment of $10,000 in Class III of Rated Money Market Portfolio on March 31, 1988, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,419. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,564 for dividends. The fund did not distribute any capital gains during the period.
MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class I of Money Market Portfolio would have grown to $17,898.

MONEY MARKET PORTFOLIO - CLASS I                                                      INDICES

PERIOD ENDED                      VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
3/31                              INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING
                                  $10,000     DIVIDEND       CAPITAL GAIN
                                  INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS

1998                              $ 10,000    $ 7,898        $ 0            $ 17,898  $ 56,682  $ 59,048  $ 13,923

1997                               10,000      6,936          0              16,936    38,299    43,439    13,734

1996                               10,000      6,064          0              16,064    31,963    36,104    13,365

1995                               10,000      5,169          0              15,169    24,196    26,255    12,996

1994                               10,000      4,448          0              14,448    20,938    22,349    12,635

1993                               10,000      4,000          0              14,000    20,633    20,536    12,326

1992                               10,000      3,516          0              13,516    17,903    18,776    11,957

1991                               10,000      2,800          0              12,800    16,120    16,388    11,588

1990                               10,000      1,837          0              11,837    14,092    14,658    11,047

1989                               10,000      835            0              10,835    11,814    11,958    10,498


Explanatory Notes: With an initial investment of $10,000 in Class I of Money Market Portfolio on March 31, 1988, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,898. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,836 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class II of Money Market Portfolio would have grown to $17,834.



MONEY MARKET PORTFOLIO - CLASS II                                             INDICES

PERIOD ENDED              VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA         COST OF
3/31                      INITIAL     REINVESTED     REINVESTED     VALUE                                     LIVING
                          $10,000     DIVIDEND       CAPITAL GAIN
                          INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS


1998                      $ 10,000    $ 7,834        $ 0            $ 17,834  $ 56,682        $ 59,048     $ 13,923

1997                      10,000      6,901          0              16,901    38,299          43,439       13,734

1996                      10,000      6,055          0              16,055    31,963          36,104       13,365

1995                      10,000      5,169          0              15,169    24,196          26,255       12,996

1994                      10,000      4,448          0              14,448    20,938          22,349       12,635

1993                      10,000      4,000          0              14,000    20,633          20,536       12,326

1992                      10,000      3,516          0              13,516    17,903          18,776       11,957

1991                      10,000      2,800          0              12,800    16,120          16,388       11,588

1990                      10,000      1,837          0              11,837    14,092          14,658       11,047

1989                      10,000      835            0              10,835    11,814          11,958       10,498


Explanatory Notes: With an initial investment of $10,000 in Class II of Money Market Portfolio on March 31, 1988, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,834. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,800 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class III of Money Market Portfolio would have grown to $17,683.



MONEY MARKET PORTFOLIO - CLASS III                                            INDICES

PERIOD
ENDED VALUE OF     VALUE OF             VALUE OF             TOTAL         S&P 500         DJIA         COST OF
3/31  INITIAL      REINVESTED           REINVESTED           VALUE                                       LIVING
      $10,000      DIVIDEND             CAPITAL GAIN
      INVESTMENT   DISTRIBUTIONS         DISTRIBUTIONS

1998  $ 10,000     $ 7,683               $ 0                   $ 17,683       $ 56,682        $ 59,048     $ 13,923

1997  10,000       6,775                 0                     16,775         38,299          43,439       13,734

1996  10,000       5,951                 0                     15,951         31,963          36,104       13,365

1995  10,000       5,103                 0                     15,103         24,196          26,255       12,996

1994  10,000       4,431                 0                     14,431         20,938          22,349       12,635

1993  10,000       4,000                 0                     14,000         20,633          20,536       12,326

1992  10,000       3,516                 0                     13,516         17,903          18,776       11,957

1991  10,000       2,800                 0                     12,800         16,120          16,388       11,588

1990  10,000       1,837                 0                     11,837         14,092          14,658       11,047

1989  10,000       835                   0                     10,835         11,814          11,958       10,498


Explanatory Notes: With an initial investment of $10,000 in Class III of Money Market Portfolio on March 31, 1988, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,683. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,715 for dividends. The fund did not distribute any capital gains during the period.
TAX-EXEMPT PORTFOLIO
HISTORICAL FUND RESULTS
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class I of Tax-Exempt Portfolio would have grown to $14,899.



TAX-EXEMPT PORTFOLIO - CLASS I                                                INDICES

PERIOD ENDED              VALUE OF    VALUE OF       VALUE OF       TOTAL        S&P 500         DJIA         COST OF
3/31                      INITIAL     REINVESTED     REINVESTED     VALUE                                     LIVING
                          $10,000     DIVIDEND       CAPITAL GAIN
                          INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS


1998                      $ 10,000    $ 4,899        $ 0            $ 14,899  $ 56,682        $ 59,048     $ 13,923

1997                      10,000      4,382          0              14,382    38,299          43,439       13,734

1996                      10,000      3,909          0              13,909    31,963          36,104       13,365

1995+                     10,000      3,412          0              13,412    24,196          26,255       12,996

1994                      10,000      2,999          0              12,999    20,938          22,349       12,635

1993                      10,000      2,690          0              12,690    20,633          20,536       12,326

1992                      10,000      2,341          0              12,341    17,903          18,776       11,957

1991                      10,000      1,845          0              11,845    16,120          16,388       11,588

1990                      10,000      1,213          0              11,213    14,092          14,658       11,047

1989                      10,000      561            0              10,561    11,814          11,958       10,498


+ The fiscal year end of the fund changed from May 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class I of Tax-Exempt Portfolio on March 31, 1988, the net amount invested in Class I shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,899. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,995 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class II of Tax-Exempt Portfolio would have grown to $14,846.



TAX-EXEMPT PORTFOLIO - CLASS II                                             INDICES

PERIOD
ENDED VALUE OF     VALUE OF             VALUE OF             TOTAL         S&P 500         DJIA         COST OF
3/31  INITIAL      REINVESTED           REINVESTED           VALUE                                       LIVING
      $10,000      DIVIDEND             CAPITAL GAIN
      INVESTMENT   DISTRIBUTIONS         DISTRIBUTIONS

1998  $ 10,000     $ 4,846               $ 0                   $ 14,846       $ 56,682        $ 59,048     $ 13,923

1997  10,000       4,352                 0                     14,352         38,299          43,439       13,734

1996  10,000       3,901                 0                     13,901         31,963          36,104       13,365

1995+ 10,000       3,412                 0                     13,412         24,196          26,255       12,996

1994  10,000       2,999                 0                     12,999         20,938          22,349       12,635

1993  10,000       2,690                 0                     12,690         20,633          20,536       12,326

1992  10,000       2,341                 0                     12,341         17,903          18,776       11,957

1991  10,000       1,845                 0                     11,845         16,120          16,388       11,588

1990  10,000       1,213                 0                     11,213         14,092          14,658       11,047

1989  10,000       561                   0                     10,561         11,814          11,958       10,498


+ The fiscal year end of the fund changed from May 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class II of Tax-Exempt Portfolio on March 31, 1988, the net amount invested in Class II shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,846. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,959 for dividends. The fund did not distribute any capital gains during the period.
During the ten year period ended March 31, 1998, a hypothetical $10,000 investment in Class III of Tax-Exempt Portfolio would have grown to $14,810.



TAX-EXEMPT PORTFOLIO - CLASS III                                              INDICES

PERIOD
ENDED VALUE OF     VALUE OF             VALUE OF             TOTAL         S&P 500         DJIA         COST OF
3/31  INITIAL      REINVESTED           REINVESTED           VALUE                                       LIVING
      $10,000      DIVIDEND             CAPITAL GAIN
      INVESTMENT   DISTRIBUTIONS         DISTRIBUTIONS

1998  $ 10,000     $ 4,810               $ 0                   $ 14,810       $ 56,682        $ 59,048     $ 13,923

1997  10,000       4,331                 0                     14,331         38,299          43,439       13,734

1996  10,000       3,895                 0                     13,895         31,963          36,104       13,365

1995+ 10,000       3,412                 0                     13,412         24,196          26,255       12,996

1994  10,000       2,999                 0                     12,999         20,938          22,349       12,635

1993  10,000       2,690                 0                     12,690         20,633          20,536       12,326

1992  10,000       2,341                 0                     12,341         17,903          18,776       11,957

1991  10,000       1,845                 0                     11,845         16,120          16,388       11,588

1990  10,000       1,213                 0                     11,213         14,092          14,658       11,047

1989  10,000       561                   0                     10,561         11,814          11,958       10,498


+ The fiscal year end of the fund changed from May 31 to March 31 in February 1995.
Explanatory Notes: With an initial investment of $10,000 in Class III of Tax-Exempt Portfolio on March 31, 1988, the net amount invested in Class III shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,810. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,934 for dividends. The fund did not distribute any capital gains during the period.
PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A class may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/Government, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 427 government money market funds; IBC MONEY FUND AVERAGES(trademark)/ All Taxable, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 885 taxable money markets funds; and IBC MONEY FUND AVERAGES/ All Tax-Free, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 438 tax-free money markets funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of March 31, 1998, FMR advised over $32 billion in tax-free fund assets, $103 billion in money market fund assets, $449 billion in equity fund assets, $73 billion in international fund assets, and $30 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. To the extent that a fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year. Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Tax-Exempt Portfolio purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Tax-Exempt Portfolio's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on municipal bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a municipal fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of Tax-Exempt Portfolio's policy of investing so that at least 80% of its income distributions is free from federal income tax. Tax-Exempt Portfolio may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its NAV at $1.00.
It is the current position of the staff of the SEC that a fund that uses the term "tax-exempt" in its name may not derive more than 20% of its income from municipal obligations that pay interest that is a preference item for purposes of the AMT. According to this position, at least 80% of Tax-Exempt Portfolio's income would have to be exempt from the AMT as well as from federal income taxes.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Each fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. The funds do not anticipate distributing long-term capital gains.
As of March 31, 1998, Treasury Only Portfolio had a capital loss carryforward aggregating approximately $235,000. This loss carryforward, of which $59,000, $115,000, and $61,000 will expire on March 31, 2002, 2004, and 2005 , respectively, is available to offset future capital gains.
As of March 31, 1998, Treasury Portfolio had a capital loss carryforward aggregating approximately $724,000. This loss carryforward, of which $342,000 and $382,000 will expire on March 31, 2002 and 2004, respectively, is available to offset future capital gains.
As of March 31, 1998, Government Portfolio had a capital loss carryforward aggregating approximately $997,000. This loss carryforward, of which $240,000, $746,000, and $11,000 will expire on March 31, 2002, 2003, and 2004, respectively, is available to offset future capital gains.
As of March 31, 1998, Domestic Portfolio had a capital loss carryforward aggregating approximately $126,000. This loss carryforward, of which $44,000, $49,000, $32,000 and $1,000 will expire on March 31, 2001, 2003, 2005 and 2006, respectively, is available to offset future capital gains.
As of March 31, 1998, Money Market Portfolio had a capital loss carryforward aggregating approximately $2,220,000. This loss carryforward, of which $336,000, $898,000, $547,000, $245,000, $14,000 and $180,000 will expire on March 31, 2001, 2002, 2003, 2004, 2005 and
2006, respectively, is available to offset future capital gains.
As of March 31, 1998, Rated Money Market Portfolio had a capital loss carryforward aggregating approximately $29,000. This loss carryforward, of which $5,000, $10,000, and $14,000 will expire on March 31, 2004, 2005, and 2006, respectively, is available to offset future capital gains.
As of March 31, 1998, Tax-Exempt Portfolio had a capital loss carryforward aggregating approximately $496,000. This loss carryforward, all of which will expire on May 31, 2005, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Draper Laboratory (non-profit), NACCO Industries, Inc. (Mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates is also a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (68), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). BOYCE I. GREER (42), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997) and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995) and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
ROBERT LITTERST (38), is Vice President of Government Portfolio
(1997), Treasury Portfolio (1997), Treasury Only Portfolio (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. Litterest has managed a variety of Fidelity funds.
SCOTT A. ORR (36), is Vice President of Tax-Exempt Portfolio (1995) and other funds advised by FMR. Prior to his current responsibilities, Mr. Orr has managed a variety of Fidelity funds.
ROBERT DUBY (51), is Vice President of Rated Money Market Portfolio
(1996), Money Market Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.
JOHN TODD (49), is Vice President of Domestic Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER ( ), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (53), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's Money Market Funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended March 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE



AGGREGATE
COMPENSATION
FROM A FUND A
J.        Ralph   Phyllis  Robert   Edward C. E.       Donald   Peter S. William  Gerald    Marvin   Robert C. Thomas
Gary      F.      Burke    M. Gates Johnson   Bradley  J.       Lynch    O.       C.        L.       Pozen     R.
Burkhead  Cox     Davis    ***      3d**      Jones    Kirk     **       McCoy    McDonough Mann     **        Williams
**                                                                       ****

Treasury
$ 0       $ 483   $ 483    $ 496    $ 0       $ 483    $ 483    $ 0      $ 496    $ 603     $ 477    $ 0         $ 483
OnlyB

TreasuryB
0         3,415   3,415    3,505    0         3,415    3,415    0        3,505    4,264     3,369      0           3,415

GovernmentB
0         1,658   1,658    1,699    0         1,658    1,658    0        1,699    2,067     1,636      0           1,658

DomesticB
0         488     488      500      0         488      488      0        500      609       482        0           488

Rated Money
0         156     156      159      0         156      156      0        159      194       154        0           156
MarketB

Money
0         4,030   4,030    4,130    0         4,030    4,030    0        4,130    5,024     3,975      0           4,030
MarketB,C,D

Tax-ExemptB
0         911     911      289      0         911      911      0        289      1,136     899        0           911

TOTAL
$ 0     $ 214,500 $210,000 $176,000 $ 0       $211,500 $211,500 $ 0      $214,500 $264,500  $ 214,500 $ 0         $214,500
COMPENSAT
ION FROM
THE FUND
COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was elected to the Board of Trustees of Colchester Street Trust on December 17, 1997.
**** Mr. McCoy was elected to the Board of Trustees of Colchester Street Trust on December 17, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the fund complex as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,901; Phyllis Burke Davis, $1,901; Robert M. Gates, $1,923; E. Bradley Jones, $1,901; Donald J. Kirk, $1,901; William O. McCoy, $1,923; Gerald C. McDonough, $2,218; Marvin L. Mann, $1,901; and Thomas R. Williams, $1,901.
D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Thomas R. Williams, $1,586, Money Market Portfolio.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of March 31, 1998, the Trustees, Members of the Advisory Board, and officers of each class owned, in the aggregate, less than 1% of each class's total outstanding shares.
As of March 31, 1998, the following owned of record or beneficially 5% or more of each class's outstanding shares:
Treasury Only Portfolio - Class I: Ropes & Gray, Boston, MA (15.78%); First Union National Bank, Charlotte, NC (15.38%); State Street Bank & Trust Company, Boston, MA (10.51%); Boston Harbor Trust Company, Boston, MA (9.74%); Wein, Malkin & Bettex, New York, NY (5.42%); Fleet National Bank, Providence, RI (5.32%).
Treasury Only Portfolio - Class II: FBS Investment Services, Inc., Minneapolis, MN (34.41%); The Bank of New York, New York, NY (30.28%); BankBoston, Boston, MA (30.17%).
Treasury Only Portfolio - Class III: Bankers Trust Company, New York, NY (24.37%); Marquette Trust Company, Golden Valley, MN (23.50%); Safety Fund National Bank, Fitchburg, MA (18.14%); Bank One, N.A., Columbus, OH (8.83%); BankBoston, Boston, MA (7.90%); First Union National Bank, Charlotte, NC (7.76%); Chase Bank of Texas, Houston, TX (6.08%).
Treasury Portfolio - Class I: The Bank of New York, New York, NY (11.51%); Michigan Public Funds Inv. Trust, Farmington Hills, MI (6.84%); Chase Bank of Texas, Houston, TX (6.22%); First Union National Bank, Charlotte, NC (5.59%).
Treasury Portfolio - Class II: First Chicago Investment Services, Chicago, IL (41.93%); Corestates Financial Corporation, Philadelphia, PA (24.69%); Chase Bank of Texas, Houston, TX (14.02%); Citicorp Investment Services, New York, NY (10.24%).
Treasury Portfolio - Class III: The Bank of New York, New York, NY (54.99%); First Tennessee Bank, Memphis, TN, (7.20%); Summit Bank, Hackensack, NJ (6.60%); Chase Bank of Texas, Houston, TX (6.05%); First Union National Bank, Charlotte, NC (5.50%).
Government Portfolio - Class I: First Tennessee Bank, Memphis, TN (9.38%); State Street Bank & Trust Company, Boston, MA (6.93%); Chase Bank of Texas, Houston, TX (6.25%); Chase Investment Services, New York, NY (6.15%).
Government Portfolio - Class II: Chase Bank of Texas, Houston, TX (22.33%); First Union National Bank, Charlotte, NC (21.62%); Southwest Bank of Texas N.A., Houston, TX (17.51%); Nationsbank, Charlotte, NC (13.49%); Drovers Bank, York, PA (6.95%); Capital Network Services, Inc., San Francisco, CA (6.70%).
Government Portfolio - Class III: Chase Bank of Texas, Houston, TX (61.04%); Bank One, N.A., Columbus, OH (16.24%); FBS Investment Services, Inc., Minneapolis, MN (6.58%).
Domestic Portfolio - Class I: Northeast Utilities, Inc., Hartford, CT (9.09%); Intel Corporation, Santa Clara, CA (7.05%); Chase Bank of Texas, Houston, TX (6.91%); Simmons First National Bank, Pine Bluff, AR (5.57%); Pennsylvania Housing Finance Agency, Harrisburg, PA (5.10%).
Domestic Portfolio - Class II: BankBoston, Boston, MA (87.66%); Nationsbank, Charlotte, NC (12.33%).
Domestic Portfolio - Class III: Northwestern Trust Company, Seattle, WA (27.28%); Frost National Bank, San Antonio, TX (22.40); Chase Bank of Texas, Houston, TX (15.69%); First Union National Bank, Charlotte, NC (11.66%); Reliance Trust Company, Atlanta, GA (9.60%); Nationsbank, Charlotte, NC (6.70%); BankBoston, Boston, MA (5.02%).
Rated Money Market Portfolio - Class I: Montgomery County, Rockville, MD (11.70%); Metric Partners, Foster City, CA (11.33%); Perini Corporation, Framingham, MA (9.29%); American Bank & Trust Co., Tulsa, OK (6.22%); Independence Mining Company, Denver, CO (5.77%); Fred Alger Management, Inc., New York, NY (5.10%).
Rated Money Market Portfolio - Class II: BankBoston, Boston, MA
(100.00%).
Rated Money Market Portfolio - Class III: Chase Bank of Texas, Houston, TX (32.30%); Nationsbank, Charlotte, NC (22.02%); BankBoston, Boston, MA (20.95%); Michigan Public Funds Inv. Trust, Farmington Hills, MI (15.97); The Bank of New York, New York, NY (5.37).
Money Market Portfolio - Class I: Citibank, N.A., New York, NY (7.21%); Fleet National Bank, Providence, RI (5.44%).
Money Market Portfolio - Class II: Chase Bank of Texas, Houston, TX (32.56%); BankBoston, Boston, MA (31.15); First Security Bank of Utah, Salt Lake City, UT (20.52%); Nationsbank, Charlotte, NC (9.82%); Southwest Bank of St. Louis, St. Louis, MO (5.93%).
Money Market Portfolio - Class III: FBS Investment Services, Inc., Minneapolis, MN (34.81%); Chase Bank of Texas, Houston, TX (19.93%); First Union National Bank, Charlotte, NC (10.40%); Security Trust Company, San Diego, CA (6.59%); Fidelity National Bank, Atlanta, GA (6.20%); Nationsbank, Charlotte, NC (6.00%).
Tax-Exempt Portfolio - Class I: Fleet National Bank, Providence, RI (17.67); BankBoston, Boston, MA (6.53%); First Tennessee Bank, Memphis, TN (6.52).
Tax-Exempt Portfolio - Class II: Nationsbank, Charlotte, NC (47.40%); Indiana National Bank, Indianapolis, IN (25.64%); BankBoston, Boston, MA (18.51%).
Tax-Exempt Portfolio - Class III: FBS Investment Services, Inc., Minneapolis, MN (69.95%); First Chicago NBD Corp., Chicago, IL (9.73%); Marquette Trust Company, Golden Valley, MN (5.64%).
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
FMR is each fund's manager pursuant to management contracts dated May 30, 1993 for Treasury Portfolio, Government Portfolio, Domestic Portfolio, and Money Market Portfolio; January 29, 1992 for Tax-Exempt Portfolio; May 31, 1997 for Treasury Only Portfolio; and January 1, 1998 for Rated Money Market Portfolio, which were approved by shareholders on November 18, 1992, November 13, 1991, May 9, 1997 and December 30, 1997, respectively.
On May 9, 1997 (for Treasury Only Portfolio) and on December 30, 1997 (for Rated Money Market Portfolio) shareholders of each fund approved changes in each fund's respective management contract. The prior contracts, dated September 30, 1993 and December 29, 1994, were approved by shareholders on March 24, 1993 and December 8, 1994, for Treasury Only Portfolio and Rated Money Market Portfolio, respectively. Under the prior contracts, each fund paid FMR an all-inclusive management fee rate at an annual rate of 0.42% of the fund's average net assets, and FMR paid all of the fund's other expenses with certain exceptions (such as Rule 12b-1 fees). Under the new contracts, the management fee rate is 0.20% of each fund's average net assets and each fund (rather than FMR) pays all other expenses. MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund, or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.20% of its average net assets throughout the month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                            Fiscal Year Ended March 31  Management Fees Paid to FMR

Treasury Only Portfolio+        1998                        $ 2,858,388

                                1997                        $ 5,400,564*

                                1996                        $ 5,448,560*

Treasury Portfolio              1998                        $ 16,809,807

                                1997                        $ 18,662,472

                                1996                        $ 13,337,040

Government Portfolio            1998                        $ 8,427,180

                                1997                        $ 7,316,191

                                1996                        $ 6,905,768

Domestic Portfolio              1998                        $ 2,486,885

                                1997                        $ 2,567,679

                                1996                        $ 1,924,309

Rated Money Market Portfolio++  1998                        $ 1,408,420

                                1997                        $ 1,289,421*

                                1996**                      $ 714,940*

                                1995***                     $ 1,352,919*

Money Market Portfolio          1998                        $ 20,235,151

                                1997                        $ 18,446,400

                                1996                        $ 13,337,921

Tax-Exempt Portfolio            1998                        $ 4,572,721

                                1997                        $ 4,268,633

                                1996                        $ 3,883,600


+ These numbers reflect management fees paid under the fund's prior contract that was in effect through May 31, 1997.
++ These numbers reflect management fees paid under the fund's prior contract that was in effect through December 31, 1997.
* After reduction of fees and expenses paid by the fund to the non-interested trustees.
** Fiscal period September 1, 1995 to March 31, 1996
*** Fiscal year ended August 31, 1995
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a class's total returns and yield, and repayment of the reimbursement by a class will lower its total returns and yield.
During the past three fiscal years, FMR voluntarily agreed, subject to revision or termination, to reimburse the funds if and to the extent that the fund's aggregate operating expenses, including management fees but excluding any applicable 12b-1 fees, were in excess of an annual rate of its average net assets. The table below shows the period of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

                              Periods of                   Aggregate   Fiscal    Management Fee  Amount of
                              Expense Limitation           Operating   Years     Before          Management Fee
                               From To                     Expense     Ended     Reimbursement   Reimbursement
                                                           Limitation  March 31

Treasury Only Portfolio       July 1, 1995        current  0.20%       1998      $ 2,858,388     $ 1,103,217

                                                                       1997      $ 5,400,564*    $ 2,837,362

                                                                       1996      $ 5,448,560*    $ 2,856,829

Treasury Portfolio            July 1, 1995        current  0.20%       1998      $ 16,809,807    $ 4,056,841

                                                                       1997      $ 18,662,472    $ 4,417,486

                                                                       1996      $ 13,337,040    $ 3,272,965

Government Portfolio          July 1, 1995        current  0.20%       1998      $ 8,427,180     $ 2,734,302

                                                                       1997      $ 7,316,191     $ 2,313,930

                                                                       1996      $ 6,905,768     $ 1,810,837

Domestic Portfolio            July 1, 1995        current  0.20%       1998      $ 2,486,885     $ 815,276

                                                                       1997      $ 2,567,679     $ 1,040,947

                                                                       1996      $ 1,924,309     $ 812,447

Rated Money Market Portfolio  July 1, 1995        current  0.20%       1998      $ 1,408,420     $ 728,930

                                                                       1997      $ 1,289,421*    $ 683,902

                                                                       1996**    $ 714,940*      $ 255,565

                                                                       1995***   $ 1,352,919*    $ 0

Money Market Portfolio        July 1, 1995        current  0.18%       1998      $ 20,235,151    $ 6,929,834

                                                                       1997      $ 18,446,400    $ 8,914,954

                                                                       1996      $ 13,337,921    $ 7,536,472

Tax-Exempt Portfolio          July 1, 1995        current  0.20%       1998      $ 4,572,721     $ 1,361,100

                                                                       1997      $ 4,268,633     $ 1,682,003

                                                                       1996      $ 3,883,600     $ 1,281,732


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
** Fiscal period September 1, 1995 to March 31, 1996
*** Fiscal year ended August 31, 1995.
SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the funds. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.
Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
Fees paid to FMR Texas Inc. and FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the table below.

Fund                          Fiscal Year Ended March 31  Fees Paid to FMR Texas  Fees Paid to FIMM

Treasury Only Portfolio       1998                        $ 1,214,003             $ 215,191

                              1997                        $ 2,700,282             $ 0

                              1996                        $ 2,724,280             $ 0

Treasury Portfolio            1998                        $ 6,911,829             $ 1,493,075

                              1997                        $ 9,331,236             $ 0

                              1996                        $ 6,668,520             $ 0

Government Portfolio          1998                        $ 3,391,600             $ 821,990

                              1997                        $ 3,658,096             $ 0

                              1996                        $ 3,452,884             $ 0

Domestic Portfolio            1998                        $ 990,351               $ 253,092

                              1997                        $ 1,283,840             $ 0

                              1996                        $ 962,155               $ 0

Rated Money Market Portfolio  1998                        $ 615,305               $ 88,905

                              1997                        $ 644,711               $ 0

                              1996*                       $ 357,470               $ 0

                              1995**                      $ 676,460               $ 0

Money Market Portfolio        1998                        $ 8,031,310             $ 2,086,266

                              1997                        $ 9,223,200             $ 0

                              1996                        $ 6,668,961             $ 0

Tax-Exempt Portfolio          1998                        $ 1,849,770             $ 436,591

                              1997                        $ 2,134,317             $ 0

                              1996                        $ 1,941,800             $ 0


* Fiscal period September 1, 1995 to March 31, 1996
** Fiscal year ended August 31, 1995
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved a Distribution and Service Plans on behalf of Class I, Class II and Class III of each fund pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class I, Class II and Class III of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Pursuant to each Class II Plan, FDC is paid a monthly distribution fee at an annual rate of 0.15% of Class II's average net assets determined at the close of business on each day throughout the month.
Pursuant to each Class III Plan, FDC is paid a monthly distribution fee at an annual rate of 0.25% of Class III's average net assets determined at the close of business on each day throughout the month. Currently, the full amount of distribution fees paid by Class II and Class III is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class II or Class III shares, as applicable, and for providing support services to Class II or Class III shareholders, as applicable, based upon the level of services provided.
For the fiscal year ended March 31, 1998, Class II of each fund paid FDC the following distribution fees:
Fund                          Fees paid to FDC  Fees retained by FDC

Treasury Only Portfolio       $ 77,026          $ 18,660*

Treasury Portfolio            $ 436,029         $ 76,560*

Government Portfolio          $ 174,317         --

Domestic Portfolio            $ 16,366          --

Rated Money Market Portfolio  $ 41,909          --

Money Market Portfolio        $ 146,987         --

Tax-Exempt Portfolio          $ 62,927          --

For the fiscal year ended March 31, 1998, Class III of each fund paid FDC the following distribution fees:
Fund                          Fees paid to FDC  Fees retained by FDC

Treasury Only Portfolio       $ 159,095         --

Treasury Portfolio            $ 8,297,121       --

Government Portfolio          $ 1,730,202       $ 10,020*

Domestic Portfolio            $ 213,409         --

Rated Money Market Portfolio  $ 116,323         --

Money Market Portfolio        $ 1,461,065       --

Tax-Exempt Portfolio          $ 97,356          --

* Amounts represent fees paid to FDC but not yet reallowed to investment professionals as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to investment professionals. As of March 31, 1998, amounts not eligible for reallowance were held in an FDC account.
Under each Class I Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class I Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Class I shares. In addition, each Class I Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Class I shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Class I shares. Under each Class II and Class III Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class II and Class III Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or its other resources, to pay FDC for expenses incurred in connection with the distribution of Class II or Class III shares, including payments made to third parties that engage in the sale of Class II or Class III shares or to third parties, including banks, that render shareholder support services. Currently, the Board of Trustees has authorized such payments for Class II and Class III shares.
Payments made by FMR through FDC to third parties for the fiscal year ended March 31, 1998 amounted to the following amounts (rounded to the nearest $1,000):
Fund                          Class I        Class II      Class III

Treasury Only Portfolio       $ 146,000      $ 3,000       $ 6,000

Treasury Portfolio            $ 97,000       $ 3,000       $ 31,000

Government Portfolio          $ 96,000       $ 3,000       $ 94,000

Domestic Portfolio            $ 17,000       $ 1,000       $ 4,000

Rated Money Market Portfolio  --             --            --

Money Market Portfolio        $ 114,000      $ 8,000       $ 36,000

Tax-Exempt Portfolio          $ 28,000       $ 2,000       $ 2,000

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Class I Plan does not authorize payments by Class I of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Each Class II and Class III Plan does not provide for specific payments by Class II and Class III of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
The Class I plans were approved by shareholders of Class I of each of Treasury Portfolio, Government Portfolio, Domestic Portfolio, and Money Market Portfolio on November 18, 1992, by shareholders of Class I of Tax-Exempt Portfolio on November 30, 1991; by shareholders of Class I of Treasury Only Portfolio on May 9, 1997, and by shareholders of Class I of Rated Money Market Portfolio on December 8, 1994. Each Class I plan was approved by shareholders, in connection with a reorganization transaction on May 30, 1993 for Treasury Portfolio, Government Portfolio, Domestic Portfolio, and Money Market Portfolio; January 29, 1992 for Tax-Exempt Portfolio, May 30, 1997 for Treasury Only Portfolio, and December 29, 1994 for Rated Money Market Portfolio, pursuant to an Agreement and Plan of Conversion.
The Class II plans were approved by FMR as the then sole shareholder of Class II of each of Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio and Tax-Exempt Portfolio on October 31, 1995. The Class II plan for Treasury Only Portfolio was approved by shareholders of Class II on May 9, 1997. The Class II plan for Treasury Only Portfolio was approved by shareholders, in connection with a reorganization transaction on May 30, 1997, pursuant to an Agreement and Plan of Conversion.
The Class III plan for Treasury Portfolio was approved by FMR as the then sole shareholder on October 22, 1993. The Class III plan for Government Portfolio was approved by FMR as the then sole shareholder on April 4, 1994. The Class III plan for Domestic Portfolio was approved by FMR as the then sole shareholder on July 19, 1994. The Class III plan for Money Market Portfolio was approved by FMR as the then sole shareholder on November 17, 1993. The Class III plans for Tax-Exempt Portfolio, and Rated Money Market Portfolio were approved by FMR as the then sole shareholder on October 31, 1995. The Class III plan for Treasury Only Portfolio was approved by shareholders of Class III on May 9, 1997. The Class III plan for Treasury Only Portfolio was approved by shareholders, in connection with a reorganization transaction on May 30, 1997, pursuant to an Agreement and Plan of Conversion.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each class of the Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio and Money Market Portfolio (the Taxable Funds) has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of each fund.
Each class of Tax-Exempt Portfolio has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. UMB in turn has entered into sub-transfer agent agreements with FIIOC. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to UMB.
For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in a fund.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each of the Taxable Funds has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund and maintains each fund's portfolio and general accounting records.
Tax-Exempt Portfolio has also entered into a service agent agreement with UMB. Under the terms of the agreement, UMB provides pricing and bookkeeping services for the fund. UMB in turn has entered into a sub-service agent agreements with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0175% of the first $500 million of average net assets and .0075% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                          1998       1997       1996

Treasury Only Portfolio       $ 116,314  N/A        N/A

Treasury Portfolio            $ 682,117  $ 757,887  $ 550,798

Government Portfolio          $ 366,891  $ 328,522  $ 309,220

Domestic Portfolio            $ 143,578  $ 148,284  $ 122,381

Rated Money Market Portfolio  $ 20,711   N/A        N/A

Money Market Portfolio        $ 786,055  $ 727,821  $ 551,158

Tax-Exempt Portfolio          $ 288,482  $ 277,016  $ 249,803

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Each fund is a fund of Colchester Street Trust, an open-end management investment company organized as a Massachusetts business trust on November 10, 1991, pursuant to a Declaration of Trust that was amended and restated on April 9, 1985. On May 30, 1993, the trust was converted to a Delaware business trust pursuant to an agreement approved by shareholders on November 18, 1992. The Delaware trust, which was organized on June 20, 1991 under the name Fidelity Government Securities Fund, succeeded to the name Fidelity Institutional Cash Portfolios II on May 28, 1993, and then to the name Fidelity Institutional Cash Portfolios on May 28, 1993 and then to the name Colchester Street Trust on May 29, 1998. Currently, there are seven funds of Colchester Street Trust: Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Rated Money Market Portfolio, Money Market Portfolio and Tax-Exempt Portfolio. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities. VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust]; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the Taxable Funds. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of Tax-Exempt Portfolio. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. A custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to its custodian. The Chase Manhattan Back, headquartered in New York, also may serve as a special purpose custodian of certain assets of the Taxable Funds in connection with repurchase agreement transactions. FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITORS. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as Treasury Only Portfolio's, Rated Money Market Portfolio's and Tax-Exempt Portfolio's independent accountant. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as Treasury Portfolio's, Government Portfolio's, Domestic Portfolio's, and Money Market Portfolio's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended March 31, 1998, and reports of the auditors, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Client Services at 1-800-843-3001, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL PAPER Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest. Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest. DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS'
MAY 29, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF TREASURY PORTFOLIO ON PAGE 4:
(vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF GOVERNMENT PORTFOLIO ON PAGE 5.
(vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING REPLACES SIMILAR INFORMATION IN FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 10:
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These securities would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements for those securities.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOR TREASURY ONLY PORTFOLIO FOUND IN THE "YIELD CALCULATIONS" DISCUSSION BEGINNING ON PAGE 15:
Treasury Only's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal the fund's tax free yield. For Treasury Only, earning interest free from state (and sometimes local) taxes in most states, tax-equivalent yields may be calculated by dividing the fund's yield by the result of one minus a specified tax rate.
THE FOLLOWING SENTENCE HAS BEEN REMOVED FROM THE "PERFORMANCE" SECTION
ON PAGE 17:
Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR TAX-EXEMPT PORTFOLIO FOUND IN THE TABLE ON PAGE 19:

            Class I                 Class II                Class III

Fund        Seven-Day  Tax-Equiv    Seven-Day  Tax-Equiv    Seven-Day  Tax-Equiv
            Yield      alent Yield  Yield      alent Yield  Yield      alent Yield

Tax-Exempt  3.49%      5.45%        3.19%      4.98%        3.10%      4.84%


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36:
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).



(2_FIDELITY_LOGOS)FIDELITY
INSTITUTIONAL
MONEY MARKET
FUNDS
ANNUAL REPORT
MARCH 31, 1998
CONTENTS



FIDELITY INSTITUTIONAL MONEY MARKET FUNDS

SCHEDULES OF INVESTMENTS & FINANCIAL STATEMENTS

 FIDELITY INSTITUTIONAL CASH PORTFOLIOS (NOW KNOWN AS COLCHESTER STREET TRUST):

  TREASURY ONLY (NOW KNOWN AS TREASURY ONLY PORTFOLIO)                           3

  TREASURY (NOW KNOWN AS TREASURY PORTFOLIO)                                     7

  GOVERNMENT (NOW KNOWN AS GOVERNMENT PORTFOLIO)                                 11

  DOMESTIC (NOW KNOWN AS DOMESTIC PORTFOLIO)                                     16

  MONEY MARKET (NOW KNOWN AS MONEY MARKET PORTFOLIO)                             22

 FIDELITY MONEY MARKET TRUST:                                                    29
  RATED MONEY MARKET (NOW KNOWN AS COLCHESTER STREET TRUST:
   RATED MONEY MARKET PORTFOLIO)

 FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS:                              34
  TAX-EXEMPT (NOW KNOWN AS COLCHESTER STREET TRUST: TAX-EXEMPT PORTFOLIO)

NOTES TO FINANCIAL STATEMENTS                                                    49

REPORTS OF INDEPENDENT ACCOUNTANTS                                               56

PROXY VOTING RESULTS                                                             58


FUND GOALS:
TREASURY ONLY, TREASURY, GOVERNMENT, DOMESTIC, MONEY MARKET, AND RATED MONEY MARKET SEEK TO OBTAIN AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY WITHIN THE LIMITATIONS PRESCRIBED FOR THE FUND.
TAX-EXEMPT SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH A PORTFOLIO OF HIGH-QUALITY, SHORT-TERM MUNICIPAL OBLIGATIONS SELECTED ON THE BASIS OF LIQUIDITY AND STABILITY OF PRINCIPAL.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL MAINTAIN A STABLE
$1.00 SHARE PRICE.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES
ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL THE APPROPRIATE NUMBER LISTED BELOW. READ THE PROSPECTUS CAREFULLY BEFORE
YOU INVEST OR SEND MONEY.
 RETIREMENT PLAN LEVEL ACCOUNTS
  CORPORATE CLIENTS  1-800-962-1375
  "NOT FOR PROFIT" CLIENTS 1-800-343-0860
 FINANCIAL AND OTHER INSTITUTIONS
  NATIONWIDE  1-800-843-3001
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. TREASURY OBLIGATIONS - 100%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
U.S. TREASURY BILLS - 22.0%
4/2/98 6.00% $ 15,000,000 $ 14,997,642
4/16/98 5.40  40,000,000  39,910,545
4/16/98 5.41  60,000,000  59,865,625
4/16/98 5.45  20,000,000  19,954,708
4/23/98 5.35  17,664,000  17,606,785
4/23/98 5.41  3,875,000  3,862,248
4/23/98 5.42  10,000,000  9,967,000
4/30/98 6.01  20,000,000  19,908,731
4/30/98 6.04  10,000,000  9,954,124
4/30/98 6.07  7,000,000  6,967,743
5/28/98 5.26  20,000,000  19,835,650
6/25/98 5.38  20,000,000  19,752,319
  242,583,120
U.S. TREASURY NOTES - 72.3%
4/15/98 5.41  20,000,000  20,018,008
4/30/98 5.42  50,000,000  50,012,137
4/30/98 5.43  10,000,000  10,002,985
4/30/98 5.44  18,061,000  18,066,289
5/15/98 5.30  56,100,000  56,146,834
5/15/98 5.34  30,000,000  30,057,496
5/15/98 5.35  20,000,000  20,083,550
5/15/98 5.37  30,000,000  30,124,814
5/15/98 5.52  5,000,000  5,003,223
5/31/98 5.32  15,000,000  14,995,739
5/31/98 5.34  30,000,000  30,020,242
5/31/98 5.35  20,000,000  20,012,853
5/31/98 5.53  10,000,000  10,005,824
6/30/98 5.25  65,000,000  65,149,891
6/30/98 5.27  10,000,000  10,022,164
6/30/98 5.31  15,000,000  15,031,267
6/30/98 5.33  53,000,000  53,105,545
6/30/98 5.34  20,000,000  20,040,264
6/30/98 5.50  35,000,000  35,061,184
6/30/98 5.58  20,000,000  20,030,689
7/15/98 5.34  10,000,000  10,079,710
7/31/98 6.23  25,000,000  25,070,313
7/31/98 5.25  40,000,000  40,126,746
7/31/98 5.28  40,000,000  40,122,521
7/31/98 5.30  20,000,000  20,059,370
7/31/98 5.31  10,000,000  10,028,571
7/31/98 5.32  60,000,000  60,108,586
7/31/98 5.33  40,000,000  40,110,779
8/15/98 5.35  10,000,000  10,014,029
10/31/98 5.30  10,000,000  10,015,941
  798,727,564
PRINCIPAL ONLY STRIPS - 5.7%
8/15/98 5.77  5,000,000  4,893,651
8/15/98 5.80  5,000,000  4,893,986
11/15/98 5.52  10,000,000  9,660,401
11/15/98 5.40  10,000,000  9,656,645
11/15/98 5.65  10,000,000  9,656,564
11/15/98 5.70  20,000,000  19,335,514
2/15/99 5.51  5,000,000  4,765,995
  62,862,756
TOTAL INVESTMENTS - 100%  $ 1,104,173,440
Total Cost for Income Tax Purposes  $ 1,104,177,556
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $235,000 of which $59,000, $115,000 and $61,000 will expire on March 31, 2002, 2004 and 2005, respectively.
A total of 100% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                              MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE - SEE ACCOMPANYING SCHEDULE                $ 1,104,173,440

INTEREST RECEIVABLE                                                            14,368,639

 TOTAL ASSETS                                                                  1,118,542,079

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                        $ 528

PAYABLE FOR INVESTMENTS PURCHASED                                 34,996,490

DISTRIBUTIONS PAYABLE                                             3,439,493

ACCRUED MANAGEMENT FEE                                            135,309

DISTRIBUTION FEES PAYABLE                                         26,463

OTHER PAYABLES AND                                                70,474
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                             38,668,757

NET ASSETS                                                                    $ 1,079,873,322

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                               $ 1,080,112,410

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                            (239,088)

NET ASSETS                                                                    $ 1,079,873,322


CLASS I:                                 $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($942,561,358 (DIVIDED BY)
 942,593,257 SHARES)

CLASS II:                                $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($36,847,319 (DIVIDED BY)
 36,848,566 SHARES)

CLASS III:                               $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($100,464,645 (DIVIDED BY)
 100,468,045 SHARES)


STATEMENT OF OPERATIONS
                                                        YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                      $ 64,797,066

EXPENSES

MANAGEMENT FEE                                         $ 2,858,388

TRANSFER AGENT FEES

 CLASS I                                                336,573

 CLASS II                                               12,490

 CLASS III                                              18,741

DISTRIBUTION FEES

 CLASS II                                               77,026

 CLASS III                                              159,095

ACCOUNTING FEES AND EXPENSES                            116,314

NON-INTERESTED TRUSTEES' COMPENSATION                   4,482

CUSTODIAN FEES AND EXPENSES                             9,064

REGISTRATION FEES

 CLASS I                                                53,049

 CLASS II                                               13,015

 CLASS III                                              36,893

AUDIT                                                   26,181

LEGAL                                                   7,377

MISCELLANEOUS                                           11,589

 TOTAL EXPENSES BEFORE REDUCTIONS                       3,740,277

 EXPENSE REDUCTIONS                                     (1,115,027)   2,625,250

NET INTEREST INCOME                                                   62,171,816

NET REALIZED GAIN (LOSS)                                              125,118
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 62,296,934




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31,        MARCH 31,
                                                                                     1998             1997
OPERATIONS                                                                           $ 62,171,816     $ 65,045,695
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             125,118          (64,845)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      62,296,934       64,980,850

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (56,460,310)     (62,527,342)

  CLASS II                                                                            (2,554,702)      (1,336,950)

  CLASS III                                                                           (3,156,804)      (1,181,403)

 TOTAL DISTRIBUTIONS                                                                  (62,171,816)     (65,045,695)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              (214,223,392)    (204,330,031)

 CLASS II                                                                             (19,660,588)     56,407,114

 CLASS III                                                                            64,457,885       31,912,957

 TOTAL SHARE TRANSACTIONS                                                             (169,426,095)    (116,009,960)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (169,300,977)    (116,074,805)

NET ASSETS

 BEGINNING OF PERIOD                                                                  1,249,174,299    1,365,249,104

 END OF PERIOD                                                                       $ 1,079,873,322  $ 1,249,174,299



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS - CLASS I
                                                YEARS ENDED MARCH 31,              EIGHT MONTH   YEARS ENDED JULY 31,
                                                                                   PERIOD ENDED
                                                                                   MARCH 31,

SELECTED PER-SHARE DATA                         1998      1997         1996         1995         1994         1993
NET ASSET VALUE, BEGINNING OF PERIOD            $ 1.000   $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                             .052        .050         .054         .033         .032         .031

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                        (.052)      (.050)       (.054)       (.033)       (.032)       (.031)

NET ASSET VALUE, END OF PERIOD                  $ 1.000   $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN B                                    5.33%     5.17%        5.56%        3.38%        3.27%        3.10%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)         $ 942,561 $ 1,156,667  $ 1,361,050  $ 1,266,285  $ 1,049,170  $ 1,047,791

RATIO OF EXPENSES TO AVERAGE NET ASSETS           .20% C     .20% C       .20% C       .20% A, C    .20% C       .20% C

RATIO OF NET INTEREST INCOME TO
AVERAGE NET ASSETS                                5.20%      5.05%        5.41%        5.02% A      3.22%        3.05%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
FINANCIAL STATEMENTS - CONTINUED




FINANCIAL HIGHLIGHTS - CLASS II
                                                                     YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                            1998      1997      1996 E
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                .051      .049      .020

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                           (.051)    (.049)    (.020)

NET ASSET VALUE, END OF PERIOD                                     $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B                                                      5.18%     5.01%     2.04%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 36,847  $ 56,502  $ 102

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .35% C    .35% C    .35% A, C

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .35%      .34% D    .35% A

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                  5.05%     4.94%     5.03% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                       1998       1997       1996 F
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                             .050       .048      .020

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                        (.050)     (.048)    (.020)

NET ASSET VALUE, END OF PERIOD                                 $ 1.000    $ 1.000   $ 1.000

TOTAL RETURN B                                                   5.07%      4.90%     2.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                        $ 100,465  $ 36,006  $ 4,097

RATIO OF EXPENSES TO AVERAGE NET ASSETS                          .45% C     .45% C    .45% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS               4.96%      4.82%     4.86% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE CLASS' EXPENSES.
E FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS II SHARES) TO MARCH 31, 1996.
F FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS III SHARES) TO MARCH 31, 1996.


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. TREASURY OBLIGATIONS - 30.4%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
U.S. TREASURY BILLS - 10.7%
4/2/98 6.00% $ 105,000,000 $ 104,983,498
4/2/98 6.03  125,000,000  124,980,236
4/30/98 6.01  41,500,000  41,310,616
4/30/98 6.03  50,000,000  49,771,223
4/30/98 6.04  114,000,000  113,477,432
4/30/98 6.05  42,500,000  42,304,854
4/30/98 6.07  84,000,000  83,612,916
5/28/98 5.88  50,000,000  49,560,599
6/25/98 5.47  100,000,000  98,743,785
9/17/98 5.50  90,000,000  87,772,017
9/17/98 5.54  50,000,000  48,753,625
  845,270,801
U.S. TREASURY NOTES - 10.4%
5/15/98 5.52  40,000,000  40,025,781
5/15/98 5.57  170,000,000  170,098,767
5/15/98 5.67  82,000,000  82,033,556
5/31/98 5.53  50,000,000  50,029,119
7/31/98 5.30  175,000,000  175,521,358
7/31/98 5.57  39,000,000  39,073,530
8/15/98 5.51  55,000,000  55,045,156
8/15/98 5.54  25,000,000  25,017,465
8/31/98 5.55  25,000,000  24,904,340
9/30/98 5.52  57,000,000  56,952,555
11/30/98 5.64  40,000,000  39,850,649
11/30/98 5.66  40,000,000  39,844,769
1/31/99 5.38  26,000,000  26,074,305
  824,471,350
PRINCIPAL ONLY STRIPS - 9.3%
8/15/98 5.66  43,400,000  42,487,337
8/15/98 5.68  43,000,000  42,095,748
8/15/98 5.74  16,000,000  15,663,534
8/15/98 5.76  69,000,000  67,548,991
8/15/98 5.77  29,000,000  28,390,156
8/15/98 5.80  13,000,000  12,726,622
11/15/98 5.40  40,000,000  38,656,118
11/15/98 5.45  41,200,000  39,815,801
11/15/98 5.65  25,000,000  24,160,074
11/15/98 5.70  25,000,000  24,160,074
2/15/99 5.46  40,000,000  38,135,278
2/15/99 5.47  80,000,000  76,270,555
2/15/99 5.50  85,000,000  81,037,465
2/15/99 5.51  80,000,000  76,270,555
2/15/99 5.53  85,000,000  81,037,465
2/15/99 5.54  50,000,000  47,669,097
  736,124,870
TOTAL U.S. TREASURY OBLIGATIONS   2,405,867,021
REPURCHASE AGREEMENTS - 69.6%
   MATURITY VALUE
   AMOUNT (NOTE 1)
In a joint trading account (Notes 2 and 3)
 (U.S. Treasury Obligations):
  dated 3/31/98 due 4/1/98:
    At 5.94%  $ 366,682,540 $ 366,622,000
   At 5.97%   530,130,925  530,043,000
   At 5.98%   3,643,604,699  3,643,000,000
  dated 2/26/98 due 4/30/98
   At 5.50%   302,887,500  300,000,000
  dated 3/9/98 due 5/4/98
   At 5.48%   58,494,418  58,000,000
  dated 3/4/98 due 5/4/98
   At 5.49%   171,581,425  170,000,000
  dated 3/10/98 due 6/10/98
   At 5.49%   335,643,930  331,000,000
  dated 1/6/98 due 7/6/98
   At 5.51%   30,831,092  30,000,000
  dated 1/7/98 due 7/6/98
   At 5.50%   82,200,000  80,000,000
TOTAL REPURCHASE AGREEMENTS   5,508,665,000
TOTAL INVESTMENTS - 100% $ 7,914,532,021
Total Cost for Income Tax Purposes $ 7,914,532,021
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $724,000 of which $342,000 and $382,000 will expire on March 31, 2002 and 2003, respectively.
A total of 25.2% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                        MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $5,508,665,000) -                $ 7,914,532,021
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                                                          46,162

INTEREST RECEIVABLE                                                                                      18,098,034

 TOTAL ASSETS                                                                                            7,932,676,217

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                                  $ 597

DISTRIBUTIONS PAYABLE                                                                       22,732,492

ACCRUED MANAGEMENT FEE                                                                      1,066,686

DISTRIBUTION FEES PAYABLE                                                                   668,653

OTHER PAYABLES AND                                                                          345,193
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                       24,813,621

NET ASSETS                                                                                              $ 7,907,862,596

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                         $ 7,908,643,586

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                      (780,990)

NET ASSETS                                                                                              $ 7,907,862,596


CLASS I:                                     $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($4,498,483,879 (DIVIDED BY)
 4,498,843,260 SHARES)

CLASS II:                                    $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($410,382,892 (DIVIDED BY)
 410,415,674 SHARES)

CLASS III:                                   $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($2,998,995,825 (DIVIDED BY)
 2,999,235,413 SHARES)


STATEMENT OF OPERATIONS
                                                         YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                      $ 471,769,463

EXPENSES

MANAGEMENT FEE                                         $ 16,809,807

TRANSFER AGENT FEES

 CLASS I                                                1,209,646

 CLASS II                                               76,879

 CLASS III                                              784,695

DISTRIBUTION FEES

 CLASS II                                               436,029

 CLASS III                                              8,297,121

ACCOUNTING FEES AND EXPENSES                            682,117

NON-INTERESTED TRUSTEES' COMPENSATION                   36,862

CUSTODIAN FEES AND EXPENSES                             34,223

REGISTRATION FEES

 CLASS I                                                639,272

 CLASS II                                               93,294

 CLASS III                                              390,416

AUDIT                                                   42,630

LEGAL                                                   44,268

MISCELLANEOUS                                           46,579

 TOTAL EXPENSES BEFORE REDUCTIONS                       29,623,838

 EXPENSE REDUCTIONS                                     (4,056,892)   25,566,946

NET INTEREST INCOME                                                   446,202,517

NET REALIZED GAIN (LOSS) ON                                           198,917
 INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 446,401,434






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                           YEAR ENDED        YEAR ENDED
                                                                            MARCH 31,         MARCH 31,
                                                                            1998              1997
OPERATIONS                                                                  $ 446,202,517     $ 476,169,021
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                     198,917           124,730

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              446,401,434       476,293,751

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                     (258,877,331)     (349,246,541)

  CLASS II                                                                    (15,392,353)      (2,668,590)

  CLASS III                                                                   (171,932,833)     (124,253,890)

 TOTAL DISTRIBUTIONS                                                          (446,202,517)     (476,169,021)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT
NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                      (1,099,986,542)   (1,639,346,558)

 CLASS II                                                                     320,606,447       49,334,809

 CLASS III                                                                    (625,282,858)     2,189,064,435

  NET ASSET VALUE OF CLASS I SHARES ISSUED IN EXCHANGE FOR
  THE NET ASSETS OF STATE & LOCAL ASSET MANAGEMENT                            -                 103,327,567
  SERIES: U.S. GOVERNMENT PORTFOLIO

 TOTAL SHARE TRANSACTIONS                                                     (1,404,662,953)   702,380,253

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,404,464,036)   702,504,983

NET ASSETS

 BEGINNING OF PERIOD                                                          9,312,326,632     8,609,821,649

 END OF PERIOD                                                              $ 7,907,862,596   $ 9,312,326,632



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS I
                                                                             YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                   1998         1997         1996         1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                        .054         .052         .056         .047         .030

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                   (.054)       (.052)       (.056)       (.047)       (.030)

NET ASSET VALUE, END OF PERIOD                            $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN A                                              5.55%        5.30%        5.79%        4.78%        3.06%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                   $ 4,498,484  $ 5,598,330  $ 7,134,049  $ 4,688,198  $ 4,551,918

RATIO OF EXPENSES TO AVERAGE NET ASSETS                     .20% B       .20% B       .20% B       .18% B       .18% B

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS          5.41%        5.17%        5.61%        4.71%        3.01%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY
FINANCIAL STATEMENTS - CONTINUED




FINANCIAL HIGHLIGHTS - CLASS II
                                                        YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998       1997      1996 D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .053       .050      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.053)     (.050)    (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000   $ 1.000

TOTAL RETURN B                                        5.40%      5.14%     2.14%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 410,383  $ 89,801  $ 40,470

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .35% C     .35% C    .35% A ,C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    5.25%      5.01%     5.18% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                                  YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                      1998         1997         1996         1995       1994 E
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 1.000      $ 1.000      $ 1.000      $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                           .052         .049         .054         .044       .012

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                      (.052)       (.049)       (.054)       (.044)     (.012)

NET ASSET VALUE, END OF PERIOD                               $ 1.000      $ 1.000      $ 1.000      $ 1.000    $ 1.000

TOTAL RETURN B                                                 5.29%        5.03%        5.50%        4.45%      1.21%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                      $ 2,998,996  $ 3,624,195  $ 1,435,302  $ 585,571  $ 5,175

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        .45% C       .45% C       .46% C       .50% C     .50% A ,C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS             5.17%        4.93%        5.28%        4.91%      2.69% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD OCTOBER 22, 1993 (COMMENCEMENT OF SALE
  OF CLASS III SHARES) TO MARCH 31, 1994.


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: GOVERNMENT
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


FEDERAL AGENCIES - 55.2%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
FANNIE MAE - AGENCY COUPONS - 21.3%
4/1/98 5.62% (a) $ 56,000,000 $ 56,023,566
4/1/98 5.67 (a)  68,000,000  67,966,256
4/15/98 5.56 (a)  237,000,000  236,936,969
4/15/98 6.06  43,000,000  42,998,103
5/21/98 5.96  43,000,000  42,991,429
6/12/98 5.59 (a)  35,000,000  34,996,664
6/26/98 5.57  43,000,000  43,615,036
8/14/98 5.71  46,000,000  45,973,969
8/14/98 5.80  35,000,000  34,969,579
9/9/98 5.77  24,000,000  23,985,497
9/9/98 5.79  19,000,000  18,986,993
11/20/98 5.73  41,000,000  40,962,311
2/12/99 5.43  50,000,000  49,929,023
2/19/99 5.43  26,000,000  25,966,047
2/23/99 5.45  19,000,000  18,981,098
2/23/99 5.47  23,000,000  22,972,900
2/26/99 5.56  46,000,000  45,894,878
3/16/99 5.52  46,000,000  45,949,419
3/26/99 5.55  25,000,000  24,975,411
  925,075,148
FANNIE MAE - DISCOUNT NOTES - 3.4%
5/4/98 5.50  49,805,000  49,556,183
6/5/98 5.50  50,000,000  49,510,694
6/5/98 5.51  47,000,000  46,539,204
  145,606,081
FEDERAL FARM CREDIT BANK - AGENCY COUPONS - 2.9%
4/1/98 6.01  43,000,000  43,000,000
4/1/98 6.05  36,000,000  36,000,000
9/2/98 5.76  48,000,000  47,974,077
  126,974,077
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 12.8%
4/1/98 5.60 (a)  44,000,000  43,987,637
4/1/98 5.67 (a)  68,000,000  67,966,256
4/2/98 5.56 (a)  125,000,000  124,970,872
6/9/98 5.89  44,000,000  43,998,906
6/11/98 5.88  13,000,000  12,998,710
6/12/98 5.81  40,000,000  39,992,899
7/7/98 5.45  40,000,000  40,022,993
7/8/98 5.84  50,000,000  49,979,595
9/18/98 5.76  71,000,000  70,988,922
9/24/98 5.71  15,000,000  14,993,056
12/17/98 5.81  45,000,000  44,982,049
  554,881,895
FEDERAL HOME LOAN BANK - DISCOUNT NOTES - 1.8%
5/6/98 5.49  45,000,000  44,762,000
8/26/98 5.47  35,000,000  34,239,683
  79,001,683
FREDDIE MAC - AGENCY COUPONS - 4.0%
4/8/98 6.04  25,000,000  24,998,738
4/26/98 5.56 (a)  100,000,000  99,943,041
10/22/98 5.74  15,250,000  15,240,198
3/12/99 5.52  35,000,000  35,003,308
  175,185,285

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
FREDDIE MAC - DISCOUNT NOTES - 9.0%
4/27/98 5.51% $ 21,080,000 $ 20,996,570
5/13/98 5.50  50,000,000  49,681,500
5/28/98 5.50  89,300,000  88,528,446
5/29/98 5.50  140,000,000  138,773,542
6/12/98 5.50  95,201,000  94,169,021
  392,149,079
TOTAL FEDERAL AGENCIES   2,398,873,248
U.S. TREASURY OBLIGATIONS - 0.6%
PRINCIPAL ONLY STRIPS - 0.6%
8/15/98 5.80  25,000,000  24,468,253
MEDIUM-TERM NOTES (A) - 0.1%
EXPORT-IMPORT BANK, U.S. (AS GUARANTOR FOR K.A. LEASING, LTD.) (B) 4/15/98 5.62 4,241,565 4,241,565
REPURCHASE AGREEMENTS - 44.1%
 MATURITY
 AMOUNT
In a joint trading account (Notes 2 and 3):
 (U.S. Government Obligations):
 dated 3/31/98 due 4/1/98
  At 6.08%  $ 1,287,411,505  1,287,194,000
 dated 1/7/98 due 4/7/98
  At 5.54%   141,939,000  140,000,000
  dated 1/16/98 due 4/20/98
  At 5.50%   28,402,111  28,000,000
 dated 2/26/98 due 4/20/98
  At 5.55%   93,759,888  93,000,000
 dated 3/19/98 due 4/20/98
  At 5.54%   100,492,444  100,000,000
 dated 3/11/98 due 4/30/98
  At 5.55%   90,693,750  90,000,000
 dated 3/23/98 due 9/14/98
  At 5.56%   51,351,389  50,000,000
 (U.S. Treasury Obligations)
 dated 3/31/98 due 4/1/98:
  At 5.94%   127,138,991  127,118,000
  At 5.98%   2,806,466  2,806,000
TOTAL REPURCHASE AGREEMENTS   1,918,118,000
TOTAL INVESTMENTS - 100%  $ 4,345,701,066
Total Cost For Income Tax Purposes  $ 4,345,701,066
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Export-Import Bank, U.S.
 (as guarantor for K.A.
 Leasing, Ltd.)
 5.62%, 4/15/98 2/17/98 $ 4,241,565
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $4,241,565 or 0.1% of net assets.
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $997,000 of which $240,000, $746,000 and $11,000 will expire on March 31, 2002, 2003 and 2004, respectively.
A total of 18.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: GOVERNMENT
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                       MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $1,918,118,000) -               $ 4,345,701,066
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                                                     19,317,892

 TOTAL ASSETS                                                                                           4,365,018,958

LIABILITIES

SHARE TRANSACTIONS IN PROCESS                                                              $ 2,932

DISTRIBUTIONS PAYABLE                                                                       9,094,632

ACCRUED MANAGEMENT FEE                                                                      605,859

DISTRIBUTION FEES PAYABLE                                                                   181,710

OTHER PAYABLES AND                                                                          234,137
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                      10,119,270

NET ASSETS                                                                                             $ 4,354,899,688

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 4,355,896,902

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                     (997,214)

NET ASSETS                                                                                             $ 4,354,899,688


CLASS I:                                    $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($3,528,366,423 (DIVIDED BY)
 3,528,703,639 SHARES)

CLASS II:                                   $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($151,951,283 (DIVIDED BY)
 151,965,805 SHARES)

CLASS III:                                  $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($674,581,982 (DIVIDED BY)
 674,646,453 SHARES)


STATEMENT OF OPERATIONS
                                                         YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                      $ 238,942,694

EXPENSES

MANAGEMENT FEE                                         $ 8,427,180

TRANSFER AGENT FEES

 CLASS I                                                1,014,986

 CLASS II                                               38,408

 CLASS III                                              219,411

DISTRIBUTION FEES

 CLASS II                                               174,317

 CLASS III                                              1,730,202

ACCOUNTING FEES AND EXPENSES                            366,891

NON-INTERESTED TRUSTEES' COMPENSATION                   29,092

CUSTODIAN FEES AND EXPENSES                             40,290

REGISTRATION FEES

 CLASS I                                                364,212

 CLASS II                                               83,365

 CLASS III                                              507,890

AUDIT                                                   30,864

LEGAL                                                   21,221

MISCELLANEOUS                                           22,043

 TOTAL EXPENSES BEFORE REDUCTIONS                       13,070,372

 EXPENSE REDUCTIONS                                     (2,734,302)   10,336,070

NET INTEREST INCOME                                                   228,606,624

NET REALIZED GAIN (LOSS)                                              68,926
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 228,675,550




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31,        MARCH 31,
                                                                                     1998             1997
OPERATIONS                                                                           $ 228,606,624    $ 190,761,861
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             68,926           32,085

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      228,675,550      190,793,946

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (186,389,108)    (166,534,586)

  CLASS II                                                                            (6,159,594)      (2,921,560)

  CLASS III                                                                           (36,057,922)     (21,305,715)

 TOTAL DISTRIBUTIONS                                                                  (228,606,624)    (190,761,861)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              717,605,707      (253,524,252)

 CLASS II                                                                             43,315,253       108,548,391

 CLASS III                                                                            15,593,566       464,533,354

 TOTAL SHARE TRANSACTIONS                                                             776,514,526      319,557,493

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             776,583,452      319,589,578

NET ASSETS

 BEGINNING OF PERIOD                                                                  3,578,316,236    3,258,726,658

 END OF PERIOD                                                                       $ 4,354,899,688  $ 3,578,316,236



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS I
                                                                               YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                   1998         1997         1996         1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                        .055         .052         .057         .048         .031

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                   (.055)       (.052)       (.057)       (.048)       (.031)

NET ASSET VALUE, END OF PERIOD                            $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN A                                              5.60%        5.37%        5.84%        4.86%        3.13%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                   $ 3,528,366  $ 2,810,717  $ 3,064,136  $ 3,321,066  $ 3,764,544

RATIO OF EXPENSES TO AVERAGE NET ASSETS                     .20% B       .20%  B      .20% B       .18% B       .18% B

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS          5.47%        5.25%        5.69%        4.77%        3.07%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).





FINANCIAL HIGHLIGHTS - CLASS II
                                                         YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998       1997       1996  D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .053       .051       .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.053)     (.051)     (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B                                        5.45%      5.22%      2.16%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 151,951  $ 108,636  $ 102

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .35% C     .35% C     .35% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    5.32%      5.10%      5.33% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                       YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                      1998       1997       1996       1995 E
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 1.000    $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                           .052       .050       .054       .045

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                      (.052)     (.050)     (.054)     (.045)

NET ASSET VALUE, END OF PERIOD                               $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B                                                 5.34%      5.11%      5.58%      4.57%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                      $ 674,582  $ 658,964  $ 194,489  $ 40,516

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        .45% C     .45% C     .45% C     .43% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS             5.21%      5.00%      5.30%      5.13% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD APRIL 4, 1994 (COMMENCEMENT OF SALE OF
  CLASS III SHARES) TO MARCH 31, 1995.


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: DOMESTIC
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


 CERTIFICATES OF DEPOSIT - 11.5%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
Chase Manhattan Bank (USA) Delaware
4/6/98 5.65% $ 20,000,000 $ 20,000,000
4/6/98 5.71  5,000,000  4,999,958
First National Bank of Chicago
3/3/99 5.70  15,000,000  14,993,382
Fleet National Bank
6/10/98 5.53  60,000,000  60,000,000
NationsBank, NA
2/10/99 5.60  10,000,000  9,995,860
SunTrust Bank, Atlanta
5/6/98 5.52  30,000,000  29,999,425
Wachovia Bank, NA
4/17/98 5.62 (a)  15,000,000  14,994,812
TOTAL CERTIFICATES OF DEPOSIT   154,983,437
COMMERCIAL PAPER - 37.5%
American Express Credit Corp.
4/7/98 5.56  25,000,000  24,976,958
4/8/98 5.56  25,000,000  24,973,118
5/14/98 5.59  5,000,000  4,966,854
Asset Securitization COOP. Corp.
5/7/98 5.58  7,000,000  6,961,220
Associates Corp. of North America
5/18/98 5.53  10,000,000  9,928,717
5/20/98 5.53  5,000,000  4,962,842
Bear Stearns Cos., Inc.
5/8/98 5.55  10,000,000  9,943,781
5/20/98 5.59  5,000,000  4,962,297
Beneficial Corp.
5/13/98 5.52  19,000,000  18,879,857
5/13/98 5.56  9,000,000  8,941,620
BTAB Holdings Funding Corp.
4/20/98 5.65  10,000,000  9,970,286
Chase Manhattan Corp.
5/21/98 5.57  20,000,000  19,847,222
CIESCO, L.P.
5/14/98 5.53  10,000,000  9,935,483
Citibank Credit Card Master Trust I (Dakota Certificate Program)
4/22/98 5.53  9,000,000  8,971,388
5/15/98 5.54  5,000,000  4,966,572
Commercial Credit Group, Inc.
5/26/98 5.57  10,000,000  9,916,125
CoreStates Bank
4/2/98 5.62 (a)  4,000,000  4,000,000
4/13/98 5.63 (a)  10,000,000  10,000,000
Delaware Funding Corporation
5/20/98 5.57  5,143,000  5,104,359
Enterprise Funding Corp.
4/13/98 5.55  3,389,000  3,382,787
General Electric Capital Corp.
5/13/98 5.53  30,000,000  29,811,058
6/4/98 5.51  10,000,000  9,904,000
8/6/98 5.54  10,000,000  9,809,853
General Electric Capital Services, Inc.
4/27/98 5.73  5,000,000  4,979,886
General Electric Co.
4/30/98 5.53  10,000,000  9,955,936
6/4/98 5.50  10,000,000  9,904,178

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
General Motors Acceptance Corp.
4/22/98 5.58% $ 15,000,000 $ 14,951,525
5/13/98 5.56  10,000,000  9,936,678
5/28/98 5.57  20,000,000  19,826,467
General Motors Corp.
4/27/98 5.61  5,000,000  4,979,850
Goldman Sachs Group, L.P.
4/13/98 5.69  10,000,000  9,981,333
GTE Corp.
4/20/98 5.77  4,000,000  3,987,861
4/27/98 5.76  2,900,000  2,887,999
Kitty Hawk Funding Corp.
5/13/98 5.58  2,927,000  2,907,945
Merrill Lynch & Co., Inc.
5/26/98 5.59  20,000,000  19,831,639
6/15/98 5.59  20,000,000  19,770,417
Monsanto Co.
7/9/98 5.51  5,300,000  5,221,587
8/13/98 5.53  10,000,000  9,800,117
8/18/98 5.56  4,000,000  3,916,600
Morgan Stanley, Dean Witter, Discover & Co.
6/3/98 5.60  15,000,000  14,855,100
New Center Asset Trust
4/22/98 5.51  5,000,000  4,984,133
5/4/98 5.58  30,000,000  29,847,650
5/15/98 5.54  5,000,000  4,966,756
5/18/98 5.55  15,000,000  14,892,879
Norwest Financial, Inc.
5/15/98 5.51  10,000,000  9,933,878
PHH Corp.
5/26/98 5.61  5,000,000  4,957,146
Preferred Receivables Funding Corp.
4/6/98 5.58  5,325,000  5,320,895
4/15/98 5.55  3,060,000  3,053,455
Three Rivers Funding Corp.
4/21/98 5.58  4,000,000  3,987,667
TOTAL COMMERCIAL PAPER   504,755,974
FEDERAL AGENCIES - 1.9%
FANNIE MAE - AGENCY COUPONS - 1.9%
4/15/98 6.06  10,000,000  9,999,559
6/12/98 5.59 (a)  15,000,000  14,998,570
TOTAL FEDERAL AGENCIES   24,998,129
BANK NOTES - 20.2%
Bank of America National Trust & Savings, San Francisco
7/13/98 5.52  13,000,000  13,001,029
7/27/98 5.51  25,000,000  25,000,000
BankBoston NA
4/1/98 5.71  9,000,000  9,000,000
BankOne, Columbus
4/7/98 5.57 (a)  8,000,000  7,998,936
BankOne, Milwaukee
6/19/98 5.62 (a)  17,000,000  17,004,319
CoreStates Bank
4/6/98 5.63 (a)  20,000,000  20,000,000
4/14/98 5.65  10,000,000  10,000,000
BANK NOTES - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
First Bank NA - Minnesota
4/15/98 5.65% (a) $ 5,000,000 $ 4,998,885
First National Bank of Chicago, IL
2/16/99 5.70  18,000,000  17,971,058
Key Bank, National Association
4/1/98 5.59 (a)  15,000,000  14,994,882
4/23/98 5.64 (a)  4,000,000  3,998,491
4/24/98 5.64 (a)  6,000,000  5,998,906
9/17/98 5.94  15,000,000  14,997,341
Morgan Guaranty Trust Co., NY
8/31/98 5.85  3,000,000  3,000,579
8/31/98 5.97  15,000,000  14,997,612
National City Bank - Kentucky
4/6/98 5.64 (a)  10,000,000  9,995,017
National City Bank - Pennsylvania
4/2/98 5.64  5,000,000  4,999,249
NationsBank, NA
10/19/98 5.54  20,000,000  20,000,000
12/22/98 5.54  15,000,000  15,027,625
Northern Trust Co., Chicago
4/1/98 5.69 (a)  3,000,000  2,999,491
PNC Bank, NA
4/16/98 5.58 (a)  15,000,000  14,993,068
4/27/98 5.64 (a)  3,000,000  3,000,994
4/27/98 5.65 (a)  3,000,000  2,999,731
SouthTrust Bank, Alabama
4/13/98 5.65 (a)  5,000,000  4,998,700
US Bank, NA
4/15/98 5.64 (a)  5,000,000  4,998,400
Wachovia Bank, NA
11/13/98 5.49  5,000,000  4,989,277
TOTAL BANK NOTES   271,963,590
MASTER NOTES (A) - 6.3%
Goldman Sachs Group, LP
5/4/98 (c) 5.63   2,000,000  2,000,000
6/13/98 (c) 5.69   40,000,000  40,000,000
J.P. Morgan Securities, Inc.
4/7/98 5.65  26,000,000  26,000,000
4/7/98 5.66  12,000,000  12,000,000
Suntrust Banks, Inc.
4/7/98 5.64  5,000,000  5,000,000
TOTAL MASTER NOTES   85,000,000
MEDIUM-TERM NOTES - 5.5%
Beneficial Corp.
4/11/98 5.55 (a)  2,000,000  1,999,798
General Motors Acceptance Corp.
5/18/98 5.87  5,000,000  5,009,471
Merrill Lynch & Co., Inc.
4/1/98 5.75 (a)  5,000,000  4,999,750
4/6/98 5.66 (a)  2,000,000  1,999,964
Morgan Stanley, Dean Witter, Discover & Co.
4/1/98 5.60  10,000,000  10,000,253
4/1/98 5.62  5,000,000  4,999,865
4/1/98 5.67 (a)  15,000,000  15,000,000

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
New York Life Insurance Co.
6/23/98 5.89% (a) $ 15,000,000 $ 15,000,000
Norwest Corp.
4/22/98 5.67 (a)  9,000,000  9,000,000
Pacific Mutual Life Insurance Co.
6/9/98 (b) 5.95 (a)  3,000,000  3,000,000
Transamerica Life Insurance & Annuity Co.
6/16/98 5.70 (a)  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES   74,009,101
SHORT-TERM NOTES (A) - 4.6%
Capital One Funding Corp. (1995-D)
4/7/98 5.63  2,792,000  2,792,000
Capital One Funding Corp. (1996-G)
4/7/98 5.63  3,971,000  3,971,000
Capital One Funding Corp. (1997-D)
4/7/98 5.63  5,000,000  5,000,000
Capital One Funding Corp. (1997-F)
4/7/98 5.63  5,000,000  5,000,000
Capital One Funding Corp. (1997-G)
4/7/98 5.63  8,000,000  8,000,000
SMM Trust (1997-I)
4/29/98 (b) 5.69  4,000,000  4,000,000
SMM Trust (1997-P)
4/16/98 (b) 5.69  2,000,000  2,000,000
SMM Trust (1997-X)
4/13/98 (b) 5.69  7,000,000  7,000,000
Strategic Money Market Trust (1997-A)
6/23/98 (b) 5.69  15,000,000  15,000,000
Strategic Money Market Trust (1998-B)
4/6/98 (b) 5.69  9,000,000  9,000,000
TOTAL SHORT-TERM NOTES   61,763,000
REPURCHASE AGREEMENTS - 12.5%
 MATURITY
 AMOUNT
In a joint trading account
 (U.S. Government Obligations)
 dated 3/31/98 due 4/1/98:
  At 5.94%  $ 58,719,695  58,710,000
  At 5.97%   35,005,807  35,000,000
  At 6.08%   75,012,673  75,000,000
TOTAL REPURCHASE AGREEMENTS   168,710,000
TOTAL INVESTMENTS - 100% $ 1,346,183,231
Total Cost for Income Tax Purposes $ 1,346,183,231
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $40,000,000 or 3.1% of net assets.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Goldman Sachs Group, LP:
 5.63%, 5/4/98 8/5/97 $ 2,000,000
 5.69%, 6/13/98 3/10/98 $ 40,000,000
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $42,000,000 or 3.3% of net assets.
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which the loan was outstanding amounted to $21,821,000. The weighted average interest rate was 5.65% (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $126,000 of which $44,000, $49,000, $32,000 and $1,000 will expire on March 31, 2001, 2003, 2005 and 2006, respectively.
A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: DOMESTIC
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                       MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $168,710,000) -                $ 1,346,183,231
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                   515

RECEIVABLE FOR INVESTMENTS SOLD                                                                        100,000

INTEREST RECEIVABLE                                                                                    6,416,788

 TOTAL ASSETS                                                                                          1,352,700,534

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                       $ 71,456,785

DISTRIBUTIONS PAYABLE                                                                    2,341,963

ACCRUED MANAGEMENT FEE                                                                   180,624

DISTRIBUTION FEES PAYABLE                                                                19,825

OTHER PAYABLES AND                                                                       115,380
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                     74,114,577

NET ASSETS                                                                                            $ 1,278,585,957

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 1,278,715,097

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                    (129,140)

NET ASSETS                                                                                            $ 1,278,585,957


CLASS I:                                    $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($1,170,833,137 (DIVIDED BY)
 1,170,937,082 SHARES)

CLASS II:                                   $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($34,455,169 (DIVIDED BY)
 34,458,227 SHARES)

CLASS III:                                  $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($73,297,651 (DIVIDED BY)
 73,304,158 SHARES)


STATEMENT OF OPERATIONS
                                                       YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                     $ 70,852,871

EXPENSES

MANAGEMENT FEE                                         $ 2,486,885

TRANSFER AGENT FEES

 CLASS I                                                431,378

 CLASS II                                               5,016

 CLASS III                                              25,088

DISTRIBUTION FEES

 CLASS II                                               16,366

 CLASS III                                              213,409

ACCOUNTING FEES AND EXPENSES                            143,578

NON-INTERESTED TRUSTEES' COMPENSATION                   7,899

CUSTODIAN FEES AND EXPENSES                             30,960

REGISTRATION FEES

 CLASS I                                                70,799

 CLASS II                                               15,649

 CLASS III                                              48,490

AUDIT                                                   14,895

LEGAL                                                   6,488

MISCELLANEOUS                                           13,267

 TOTAL EXPENSES BEFORE REDUCTIONS                       3,530,167

 EXPENSE REDUCTIONS                                     (824,131)    2,706,036

NET INTEREST INCOME                                                  68,146,835

NET REALIZED GAIN (LOSS)                                             (4,895)
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 68,141,940




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31,        MARCH 31,
                                                                                     1998             1997
OPERATIONS                                                                           $ 68,146,835     $ 67,389,328
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             (4,895)          (31,248)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      68,141,940       67,358,080

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (63,098,581)     (63,431,659)

  CLASS II                                                                            (579,325)        (153,946)

  CLASS III                                                                           (4,468,929)      (3,803,723)

 TOTAL DISTRIBUTIONS                                                                  (68,146,835)     (67,389,328)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              251,287,735      (198,341,472)

 CLASS II                                                                             30,222,382       2,130,960

 CLASS III                                                                            (48,417,851)     74,323,011

 TOTAL SHARE TRANSACTIONS                                                             233,092,266      (121,887,501)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             233,087,371      (121,918,749)

NET ASSETS

 BEGINNING OF PERIOD                                                                  1,045,498,586    1,167,417,335

 END OF PERIOD                                                                       $ 1,278,585,957  $ 1,045,498,586



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS I
                                                                                    YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                         1998         1997       1996         1995       1994
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 1.000      $ 1.000    $ 1.000      $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                              .055         .053       .057         .049       .031

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                         (.055)       (.053)     (.057)       (.049)     (.031)

NET ASSET VALUE, END OF PERIOD                                  $ 1.000      $ 1.000    $ 1.000      $ 1.000    $ 1.000

TOTAL RETURN A                                                    5.64%        5.40%      5.85%        4.97%      3.14%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                         $ 1,170,833  $ 919,554  $ 1,117,917  $ 771,937  $ 656,976

RATIO OF EXPENSES TO AVERAGE NET ASSETS                           .20% B       .20% B     .20% B       .18% B     .18% B

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                5.50%        5.26%      5.66%        4.94%      3.09%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).





FINANCIAL HIGHLIGHTS - CLASS II
                                                      YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998      1997     1996 D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000  $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .054      .051     .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.054)    (.051)   (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000  $ 1.000

TOTAL RETURN B                                        5.49%     5.24%    2.15%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 34,455  $ 4,235  $ 2,105

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .35% C    .35% C   .35% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    5.36%     5.10%    5.20% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                           YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                           1998      1997       1996      1995 E
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 1.000   $ 1.000    $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                .053      .050       .054      .035

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                           (.053)    (.050)     (.054)    (.035)

NET ASSET VALUE, END OF PERIOD                                    $ 1.000   $ 1.000    $ 1.000   $ 1.000

TOTAL RETURN B                                                      5.38%     5.13%      5.56%     3.51%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                           $ 73,298  $ 121,709  $ 47,396  $ 26,545

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .45% C    .45% C     .47% C    .50% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                  5.26%     5.02%      5.40%     5.14% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD JULY 19, 1994 (COMMENCEMENT OF SALE OF
  CLASS III SHARES) TO MARCH 31, 1995.


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CERTIFICATES OF DEPOSIT - 32.0%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
DOMESTIC CERTIFICATES OF DEPOSIT - 2.3%
Chase Manhattan Bank (USA) Delaware
4/7/98 5.65% $ 65,000,000 $ 65,000,000
5/11/98 5.56  75,000,000  75,000,000
CoreStates Bank
4/10/98 5.63  10,000,000  10,000,000
Fleet National Bank
6/10/98 5.53  40,000,000  40,000,000
Morgan Guaranty Trust Co., NY
8/6/98 5.90  38,000,000  37,996,084
  227,996,084
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.4%
ABN-AMRO Bank NV
2/2/99 5.54  45,000,000  44,985,157
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 22.6%
Bank of Montreal, Canada
4/6/98 5.57  55,000,000  55,000,000
Bank of Nova Scotia
7/21/98 5.97  12,000,000  11,994,354
8/31/98 5.97  35,000,000  34,990,946
Bank of Scotland Treasury Services
5/19/98 5.53  20,000,000  19,999,737
Bank of Toyko - Mitsubishi Ltd.
4/20/98 6.03  100,000,000  100,000,000
Barclays Bank, PLC
5/13/98 5.52  95,000,000  95,000,000
5/20/98 5.52  193,000,000  193,000,000
Bayerische Hypotheken-und Wechsel
5/11/98 5.56  55,000,000  55,000,000
Bayerische Vereinsbank, AG
5/4/98 5.66  45,000,000  45,000,000
Canadian Imperial Bank of Commerce
8/28/98 5.97  100,000,000  99,976,584
3/2/99 5.70  40,000,000  39,977,127
Credit Agricole Indosuez
4/13/98 5.56  50,000,000  50,000,000
5/20/98 5.52  45,000,000  45,000,000
10/19/98 5.97  15,000,000  14,994,474
10/21/98 6.00  30,000,000  29,992,027
2/26/99 5.70  25,000,000  24,991,308
Credit Communale de Belgique
5/4/98 5.57  50,000,000  50,000,000
Deutsche Bank, AG
4/14/98 6.25  15,000,000  14,999,491
8/3/98 5.52  125,000,000  125,000,000
8/10/98 5.91  25,000,000  24,994,852
8/11/98 5.90  40,000,000  39,993,081
3/2/99 5.70  45,000,000  44,980,206
Dresdner Bank, AG
4/6/98 5.56  135,000,000  135,000,000
National Westminster Bank, PLC
6/23/98 6.00  90,000,000  89,982,590
8/10/98 6.00  13,000,000  12,993,536
9/25/98 5.88  18,000,000  17,992,420
2/26/99 5.70  44,000,000  43,984,702
3/2/99 5.70  45,000,000  44,980,206
Rabobank Nederland, Coop Central
4/10/98 6.25  30,000,000  29,999,647
4/10/98 6.26  25,000,000  24,999,647
2/2/99 5.54  45,000,000  44,985,157

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
Royal Bank of Canada
8/7/98 5.90% $ 40,000,000 $ 39,995,974
8/13/98 6.00  15,000,000  14,997,105
2/10/99 5.60  45,000,000  44,973,918
Sanwa Bank Ltd. Japan
4/20/98 6.20  67,000,000  67,000,000
4/27/98 6.25  44,000,000  44,000,000
Societe Generale, France
4/14/98 5.75  50,000,000  50,000,000
6/3/98 5.59  65,000,000  65,000,000
6/8/98 5.58  90,000,000  90,000,000
8/4/98 5.53  15,000,000  15,000,000
8/24/98 5.55  100,000,000  100,000,000
Swiss Bank Corp.
8/28/98 5.97  35,000,000  34,993,170
3/24/99 5.75  30,000,000  29,971,373
Westpac Banking Corp.
4/1/98 5.57  25,000,000  25,000,000
  2,280,733,632
PORTLAND BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.2%
Bank of Nova Scotia
4/1/98 6.20  25,000,000  25,000,000
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 6.5%
Abbey National, PLC
4/3/98 5.70  23,000,000  23,000,012
Abbey National Treasury Services, PLC
6/22/98 5.56  35,000,000  35,000,000
9/28/98 5.60  40,000,000  40,000,000
ABN-AMRO Bank NV
4/6/98 5.55  100,000,000  100,000,138
Barclays Bank, PLC
4/23/98 5.80  40,000,000  40,000,000
Commerzbank, AG
4/17/98 5.76  50,000,000  49,999,077
National Westminster Bank, PLC
4/6/98 5.52  140,000,000  139,999,984
Toronto-Dominion Bank
4/9/98 5.75  20,000,000  19,999,725
10/14/98 5.93  25,000,000  25,000,000
Westdeutsche Landesbank Girozentrale
5/5/98 5.52  55,000,000  55,000,512
6/4/98 5.52  80,000,000  80,001,396
7/6/98 5.53  52,000,000  52,000,000
  660,000,844
TOTAL CERTIFICATES OF DEPOSIT   3,238,715,717
COMMERCIAL PAPER - 43.9%
ABN-AMRO North America, Inc.
7/13/98 5.84  20,000,000  19,679,556
American Express Credit Corp.
5/14/98 5.59  15,000,000  14,900,563
8/13/98 5.58  15,000,000  14,695,708
Aspen Funding Corp.
4/16/98 5.59  43,000,000  42,900,563
Asset Securitization Coop. Corp.
4/28/98 5.53  20,000,000  19,917,950
4/30/98 5.53  30,000,000  29,867,808
5/7/98 5.58  25,000,000  24,861,500
5/8/98 5.52  45,000,000  44,748,169
COMMERCIAL PAPER - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
Associates Corp. of North America
5/11/98 5.53% $ 10,000,000 $ 9,939,333
5/14/98 5.57  35,000,000  34,769,651
5/18/98 5.53  40,000,000  39,714,867
5/19/98 5.53  15,000,000  14,890,800
5/20/98 5.53  50,000,000  49,628,417
6/2/98 5.58  70,000,000  69,336,942
Bank of Scotland Treasury Services
5/6/98 5.52  45,000,000  44,761,563
Bayerische Landesbank Girozentrale
5/27/98 5.57  50,000,000  49,572,222
Bear Stearns Cos., Inc.
5/8/98 5.55  20,000,000  19,887,561
5/20/98 5.59  10,000,000  9,924,594
5/26/98 5.56  60,000,000  59,497,667
6/11/98 5.59  20,000,000  19,782,267
Beneficial Corp.
5/13/98 5.60  30,000,000  29,805,400
BMW US Capital Corp.
5/26/98 5.65  47,000,000  46,602,915
6/12/98 5.60  10,000,000  9,889,600
6/15/98 5.59  20,000,000  19,770,417
BTAB Holdings Funding Corp.
4/22/98 5.65  35,000,000  34,885,054
Caisse des Depots et Consigns
4/28/98 5.57  35,000,000  34,854,575
Chase Manhattan Corp.
5/21/98 5.57  50,000,000  49,618,056
Chrysler Financial Corp.
5/21/98 5.57  35,000,000  34,732,639
CIESCO, L.P.
5/11/98 5.58  25,000,000  24,846,667
CIT Group, Inc.
5/19/98 5.57  30,000,000  29,783,408
5/26/98 5.65  30,000,000  29,746,542
6/4/98 5.57  30,000,000  29,706,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
5/15/98 5.54  16,000,000  15,893,031
5/27/98 5.55  40,000,000  39,659,644
Commercial Credit Group, Inc.
4/13/98 5.54  20,000,000  19,963,467
Commerzbank U.S. Finance, Inc.
4/27/98 5.58  25,000,000  24,899,792
Commonwealth Bank of Australia
7/28/98 5.51  25,000,000  24,560,778
Cregem North America, Inc.
6/4/98 5.57  20,000,000  19,804,444
6/9/98 5.58  10,000,000  9,894,583
Daimler-Benz North America Corp.
5/7/98 5.52  15,000,000  14,918,175
5/14/98 5.58  20,000,000  19,868,133
Den Danske Corp., Inc.
4/9/98 5.65  40,000,000  39,950,533
Diageo Capital, PLC
5/4/98 5.59  30,000,000  29,844,011
Enterprise Funding Corp.
4/9/98 5.58  30,891,000  30,852,901
4/13/98 5.55  7,000,000  6,987,167
4/14/98 5.58  20,195,000  20,154,526
4/21/98 5.58  14,191,000  14,147,323

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
Enterprise Funding Corp. - continued
5/5/98 5.58% $ 2,000,000 $ 1,989,554
6/4/98 5.60  10,000,000  9,901,867
Fina Oil and Chemical Company
4/9/98 5.61  15,000,000  14,981,400
Ford Motor Credit Co.
4/7/98 5.58  40,000,000  39,963,333
4/15/98 5.58  100,000,000  99,784,556
4/16/98 5.58  60,000,000  59,861,500
5/6/98 5.53  75,000,000  74,602,604
5/11/98 5.53  45,000,000  44,727,000
5/12/98 5.53  35,000,000  34,782,358
General Electric Capital Corp.
4/1/98 6.13  385,381,000  385,381,000
4/7/98 5.79  75,000,000  74,930,000
5/20/98 5.52  150,000,000  148,893,417
7/21/98 5.57  40,000,000  39,326,600
7/31/98 5.58  30,000,000  29,449,450
8/4/98 5.54  135,000,000  132,384,352
General Motors Acceptance Corp.
4/16/98 5.59  95,000,000  94,780,313
4/22/98 5.58  140,000,000  139,547,567
5/13/98 5.60  45,000,000  44,715,050
5/27/98 5.57  90,000,000  89,232,800
5/28/98 5.57  85,000,000  84,262,484
General Motors Corp.
4/27/98 5.61  15,000,000  14,939,550
Generale de Banque, SA
4/7/98 5.72  35,000,000  34,967,567
Grand Metropolitan Capital Corp.
4/6/98 5.66  20,000,000  19,984,722
GTE Corp.
4/7/98 5.74  5,000,000  4,995,242
4/23/98 5.78  10,000,000  9,964,861
Household Finance Corp.
4/14/98 5.59  60,000,000  59,879,750
IBM Credit Corp.
4/27/98 5.57  40,000,000  39,840,533
John Deere Capital Corp.
4/15/98 5.58  25,000,000  24,946,139
Kitty Hawk Funding Corp.
4/7/98 5.54  49,000,000  48,955,083
4/23/98 5.59  40,274,000  40,137,404
5/13/98 5.62  20,000,000  19,869,800
6/1/98 5.60  10,000,000  9,906,467
Matterhorn Capital Corp. (LOC Union Bank of Switzerland)
4/14/98 5.59  30,942,000  30,879,987
Merrill Lynch & Co., Inc.
4/1/98 6.05  200,000,000  200,000,000
4/20/98 5.55  35,000,000  34,898,588
6/1/98 5.59  35,900,000  35,564,215
Morgan Stanley, Dean Witter, Discover & Co.
4/1/98 5.67  60,000,000  60,000,000
4/16/98 5.54  110,000,000  109,748,375
6/3/98 5.60  65,000,000  64,372,100
6/15/98 5.58  30,000,000  29,656,250
National Australia Funding (Delaware), Inc.
4/21/98 5.52  100,000,000  99,697,778
Nationwide Building Society
4/7/98 5.68  20,000,000  19,981,333
COMMERCIAL PAPER - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
New Center Asset Trust
5/4/98 5.58% $ 30,000,000 $ 29,847,650
5/15/98 5.54  15,000,000  14,900,267
5/18/98 5.55  80,000,000  79,428,689
PHH Corp.
5/26/98 5.66  30,000,000  29,742,875
6/10/98 5.58  50,000,000  49,465,278
Preferred Receivables Funding Corp.
4/2/98 5.57  25,000,000  24,996,146
4/14/98 5.58  63,750,000  63,622,235
4/15/98 5.55  15,000,000  14,967,917
4/22/98 5.59  24,550,000  24,470,519
Rabobank U.S.A. Financial Corp.
4/1/98 5.70  26,000,000  26,000,000
Sears Roebuck Acceptance Corp.
5/19/98 5.60  20,000,000  19,852,267
6/5/98 5.59  10,000,000  9,900,333
Southern Co.
5/14/98 5.58  25,000,000  24,835,167
Unifunding, Inc.
6/4/98 5.57  33,600,000  33,271,467
TOTAL COMMERCIAL PAPER   4,440,901,908
FEDERAL AGENCIES - 0.9%
FANNIE MAE - AGENCY COUPONS - 0.9%
6/12/98 5.59 (a)  95,000,000  94,990,945
BANK NOTES - 6.4%
Bank One, Columbus
4/7/98 5.57 (a)  70,000,000  69,990,686
Bank of America National Trust & Savings, San Francisco
4/9/98 5.55 (a)  43,000,000  42,999,602
Comerica Bank, Detroit
4/17/98 5.65 (a)  22,000,000  21,995,554
CoreStates Bank
4/14/98 5.65 (a)  10,000,000  10,000,000
First Bank NA - Minnesota
4/15/98 5.62 (a)  18,000,000  17,997,975
4/15/98 5.65 (a)  15,000,000  14,996,655
Key Bank, National Association
4/1/98 5.59 (a)  53,000,000  52,981,882
4/23/98 5.64 (a)  14,000,000  13,994,717
4/24/98 5.64 (a)  36,000,000  35,993,437
4/28/98 5.64 (a)  39,000,000  38,989,157
Morgan Guaranty Trust Co., NY
8/31/98 5.85  30,000,000  30,005,791
National City Bank - Kentucky
4/6/98 5.64 (a)  40,000,000  39,980,068
National City Bank - Pennsylvania
4/2/98 5.64  28,000,000  27,995,794
NationsBank, NA
10/19/98 5.54  50,000,000  50,000,000
Northern Trust Co., Chicago
4/1/98 5.69 (a)  25,000,000  24,995,756
PNC Bank, NA
4/1/98 5.61 (a)  14,000,000  13,996,834
4/16/98 5.58 (a)  75,000,000  74,965,341
4/27/98 5.65 (a)  28,000,000  27,997,493

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
SouthTrust Bank, Alabama
4/13/98 5.65% (a) $ 17,000,000 $ 16,995,582
US Bank, NA
4/15/98 5.64 (a)  17,000,000  16,994,559
TOTAL BANK NOTES   643,866,883
MASTER NOTES  (A) - 3.6%
Goldman Sachs Group, L.P. (c)
5/4/98 5.63  18,000,000  18,000,000
6/13/98 5.69  170,000,000  170,000,000
J.P. Morgan Securities, Inc.
4/7/98 5.65  160,000,000  160,000,000
SunTrust Bank, Inc.
4/7/98 5.64  20,000,000  20,000,000
TOTAL MASTER NOTES   368,000,000
MEDIUM-TERM NOTES (A) - 2.7%
Beneficial Corp.
4/11/98 5.55  19,000,000  18,998,076
6/25/98 5.59  13,000,000  12,997,114
Merrill Lynch & Co., Inc.
4/1/98 5.75  42,000,000  41,997,901
4/6/98 5.66  16,000,000  15,999,715
New York Life Insurance Co.
6/23/98 5.89  55,000,000  55,000,000
Norwest Corp.
4/22/98 5.67  61,000,000  61,000,000
Pacific Mutual Life Insurance Co. (b)
6/9/98 5.95  37,000,000  37,000,000
Transamerica Life Insurance & Annuity Co.
6/16/98 5.70  25,000,000  25,000,000
TOTAL MEDIUM-TERM NOTES   267,992,806
SHORT-TERM NOTES (A) - 6.9%
Capital One Funding Corp. (1994-C)
4/7/98 5.63  7,683,000  7,683,000
Capital One Funding Corp. (1995-E)
4/7/98 5.63  6,917,000  6,917,000
Capital One Funding Corp. (1996-C)
4/7/98 5.63  17,667,000  17,667,000
Capital One Funding Corp. (1996-H)
4/7/98 5.66  4,600,000  4,600,000
Capital One Funding Corp. (1997-E)
4/7/98 5.63  13,600,000  13,600,000
Capital One Funding Corp. (1997-F)
4/7/98 5.63  10,800,000  10,800,000
Liquid Asset Backed Securities Trust (1996-1) (b)
4/15/98 5.67  33,000,000  33,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
4/1/98 5.65  56,000,000  56,000,000
Liquid Asset Backed Securities Trust (1997-5) (b)
4/17/98 5.67  106,000,000  106,000,000
SMM Trust (1997-I) (b)
4/29/98 5.69  14,000,000  14,000,000
SMM Trust (1997-P) (b)
4/16/98 5.69  45,000,000  45,000,000
SHORT-TERM NOTES (A) - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
SMM Trust (1997-X) (b)
4/13/98 5.69% $ 120,000,000 $ 120,000,000
Strategic Money Market Trust (1997-A) (b)
6/23/98 5.69  163,000,000  163,000,000
Strategic Money Market Trust (1998-B) (b)
4/6/98 5.69  97,000,000  97,000,000
TOTAL SHORT-TERM NOTES   695,267,000
TIME DEPOSITS - 2.1%
National City Bank - Cleveland
4/1/98 6.13  150,000,000  150,000,000
Sumitomo Bank, Ltd. Japan
4/3/98 6.25  62,000,000  62,000,000
TOTAL TIME DEPOSITS   212,000,000
REPURCHASE AGREEMENTS - 1.5%
 MATURITY
 AMOUNT
In a joint trading account:
 (U.S. Government Obligations)
 dated 3/31/98 due 4/1/98
  At 6.08%  $ 100,016,898  100,000,000
 (U.S. Treasury Obligations)
 dated 3/31/98 due 4/1/98
  At 5.97%   56,331,345  56,322,000
TOTAL REPURCHASE AGREEMENTS   156,322,000
TOTAL INVESTMENTS - 100%   $ 10,118,057,259
Total Cost For Income Tax Purposes    $ 10,118,057,259
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $671,000,000 or 6.7% of net assets.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Goldman Sachs
 Group, L.P.:
  5.63%, 5/4/98 8/5/97  $ 18,000,000
  5.69%, 6/13/98 3/10/98  $ 170,000,000
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $188,000,000 or 1.9% of net assets (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $2,220,000 of which $336,000, $898,000, $547,000,
$245,000, $14,000 and $180,000 will expire on March 31, 2001, 2002,
2003, 2004, 2005 and 2006, respectively.
A total of 1.30% of the dividends distributed during the fiscal year was derived frominterest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                                                           MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE
AGREEMENTS OF $156,322,000) - SEE ACCOMPANYING                                                       $ 10,118,057,259
SCHEDULE

CASH                                                                                                              546

RECEIVABLE FOR INVESTMENTS SOLD                                                                             1,759,000

INTEREST RECEIVABLE                                                                                        58,569,220

 TOTAL ASSETS                                                                                          10,178,386,025

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                      $ 198,661,107

SHARE TRANSACTIONS IN PROCESS                                                              2,128,737

DISTRIBUTIONS PAYABLE                                                                     17,225,140

ACCRUED MANAGEMENT FEE                                                                     1,795,151

DISTRIBUTION FEES PAYABLE                                                                    130,250

OTHER PAYABLES AND                                                                           651,353
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        220,591,738

NET ASSETS                                                                                            $ 9,957,794,287

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 9,960,068,110

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                        (2,273,823)

NET ASSETS                                                                                            $ 9,957,794,287


CLASS I:                                    $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($9,383,995,857 (DIVIDED BY)
 9,386,116,353 SHARES)

CLASS II:                                   $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($85,990,068 (DIVIDED BY)
 86,009,499 SHARES)

CLASS III:                                  $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($487,808,362 (DIVIDED BY)
 487,918,592 SHARES)


STATEMENT OF OPERATIONS
                                                         YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                      $ 578,376,724

EXPENSES

MANAGEMENT FEE                                         $ 20,235,151

TRANSFER AGENT FEES

 CLASS I                                                2,191,423

 CLASS II                                               24,132

 CLASS III                                              154,790

DISTRIBUTION FEES

 CLASS II                                               146,987

 CLASS III                                              1,461,065

ACCOUNTING FEES AND EXPENSES                            786,055

NON-INTERESTED TRUSTEES' COMPENSATION                   54,865

CUSTODIAN FEES AND EXPENSES                             169,816

REGISTRATION FEES

 CLASS I                                                1,118,522

 CLASS II                                               57,827

 CLASS III                                              166,541

AUDIT                                                   72,856

LEGAL                                                   53,530

MISCELLANEOUS                                           54,144

 TOTAL EXPENSES BEFORE REDUCTIONS                       26,747,704

 EXPENSE REDUCTIONS                                     (6,942,763)   19,804,941

NET INTEREST INCOME                                                   558,571,783

NET REALIZED GAIN (LOSS)                                              (234,733)
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 558,337,050




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31,        MARCH 31,
                                                                                     1998             1997
OPERATIONS                                                                           $ 558,571,783    $ 488,133,785
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             (234,733)        (13,722)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      558,337,050      488,120,063

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (522,359,446)    (461,178,632)

  CLASS II                                                                            (5,229,363)      (5,834,884)

  CLASS III                                                                           (30,982,974)     (21,120,269)

 TOTAL DISTRIBUTIONS                                                                  (558,571,783)    (488,133,785)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              670,095,958      2,248,152,485

 CLASS II                                                                             (81,609,613)     103,399,852

 CLASS III                                                                            43,774,250       214,546,392

 TOTAL SHARE TRANSACTIONS                                                             632,260,595      2,566,098,729

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             632,025,862      2,566,085,007

NET ASSETS

 BEGINNING OF PERIOD                                                                  9,325,768,425    6,759,683,418

 END OF PERIOD                                                                       $ 9,957,794,287  $ 9,325,768,425



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS I
                                                                              YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                  1998         1997         1996         1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                        .055         .053         .057         .049         .032

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                   (.055)       (.053)       (.057)       (.049)       (.032)

NET ASSET VALUE, END OF PERIOD                            $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN A                                              5.68%        5.43%        5.90%        4.99%        3.20%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                   $ 9,383,996  $ 8,714,137  $ 6,465,953  $ 5,130,123  $ 3,200,277

RATIO OF EXPENSES TO AVERAGE NET ASSETS                     .18% B       .18% B       .18% B       .18% B       .18% B

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS          5.54%        5.31%        5.73%        5.00%        3.15%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
  CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
  PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET
FINANCIAL STATEMENTS - CONTINUED




FINANCIAL HIGHLIGHTS - CLASS II
                                                        YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998      1997       1996 D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .054      .051       .022

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.054)    (.051)     (.022)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000    $ 1.000

TOTAL RETURN B                                        5.52%     5.27%      2.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 85,990  $ 167,583  $ 64,200

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .33% C    .33% C     .33% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    5.39%     5.16%      5.29% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                                     YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                            1998       1997       1996       1995       1994 E
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                 .053       .050       .055       .046       .011

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                            (.053)     (.050)     (.055)     (.046)     (.011)

NET ASSET VALUE, END OF PERIOD                                     $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B                                                       5.41%      5.17%      5.61%      4.66%      1.08%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                           $ 487,808  $ 444,048  $ 229,530  $ 457,286  $ 89,463

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .43% C     .43% C     .45% C     .50% C     .50% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                  5.28%      5.06%      5.46%      4.94%      2.83% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN
  LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
  THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF
  CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD NOVEMBER 17, 1993 (COMMENCEMENT OF SALE OF
  CLASS III SHARES) TO MARCH 31, 1994.


FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CERTIFICATES OF DEPOSIT - 42.5%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
DOMESTIC CERTIFICATES OF DEPOSIT - 5.0%
Fleet National Bank
6/10/98 5.53% $ 10,000,000 $ 10,000,000
SunTrust Bank, Atlanta
5/6/98 5.52  10,000,000  9,999,808
  19,999,808
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 1.3%
ABN-AMRO Bank NV
2/2/99 5.54  5,000,000  4,998,351
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 27.0%
Australia & New Zealand Banking Group
4/2/98 5.70  5,000,000  5,000,004
Bank of Montreal, Canada
4/6/98 5.57  5,000,000  5,000,000
5/4/98 5.52  5,000,000  5,000,000
Bank of Nova Scotia
7/21/98 5.97  1,000,000  999,530
Bank of Tokyo - Mitsubishi Ltd.
4/20/98 6.03  9,000,000  9,000,000
Banque Nationale de Paris
5/5/98 5.52  5,000,000  5,000,000
Barclays Bank, PLC
5/13/98 5.52  5,000,000  5,000,000
5/20/98 5.52  7,000,000  7,000,000
Bayerische Hypotheken-und Wechsel
5/11/98 5.56  5,000,000  5,000,000
Bayerische Vereinsbank AG
5/4/98 5.66  5,000,000  5,000,000
Credit Agricole Indosuez
5/20/98 5.52  2,000,000  2,000,000
Deutsche Bank, AG
4/15/98 5.58  6,000,000  5,999,718
8/3/98 5.52  5,000,000  5,000,000
Dresdner Bank, AG
4/6/98 5.56  5,000,000  5,000,000
National Westminster Bank, PLC
6/23/98 6.00  3,000,000  2,999,420
7/22/98 5.89  5,000,000  4,999,186
8/7/98 5.97  3,000,000  2,998,654
Royal Bank of Canada
2/10/99 5.60  5,000,000  4,997,102
Societe Generale, France
6/8/98 5.58  5,000,000  5,000,000
8/4/98 5.53  5,000,000  5,000,000
8/24/98 5.55  5,000,000  5,000,000
Swiss Bank Corp.
8/28/98 5.97  2,000,000  1,999,610
3/24/99 5.75  5,000,000  4,995,229
  107,988,453
PORTLAND BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.5%
Bank of Nova Scotia
4/1/98 6.20  2,000,000  2,000,000
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 8.7%
Banco Bilbao Vizcaya, SA
4/7/98 5.65  2,000,000  2,000,003
Barclays Bank, PLC
4/23/98 5.80  5,000,000  5,000,000
National Australia Bank Ltd.
4/14/98 5.72  5,000,000  4,999,930

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
National Westminster Bank, PLC
4/6/98 5.52% $ 7,000,000 $ 6,999,999
Norddeutsche Landesbank Girozentrale
4/15/98 5.56  10,000,000  9,999,604
Westdeutsche Landesbank Girozentrale
6/4/98 5.52  6,000,000  6,000,105
  34,999,641
TOTAL CERTIFICATES OF DEPOSIT   169,986,253
COMMERCIAL PAPER - 40.5%
Aspen Funding Corp.
4/15/98 5.60  5,000,000  4,989,189
4/16/98 5.59  15,000,000  14,965,313
Asset Securitization Coop. Corp.
4/14/98 5.59  2,000,000  1,995,992
5/8/98 5.52  2,000,000  1,988,808
Associates Corp. of North America
5/18/98 5.53  5,000,000  4,964,358
Bear Stearns Cos., Inc.
6/11/98 5.59  5,000,000  4,945,567
BMW US Capital Corp.
5/26/98 5.65  2,000,000  1,983,103
BTAB Holdings Funding Corp.
4/22/98 5.65  5,000,000  4,983,579
Caisse des Depots et Consigns
4/28/98 5.57  5,000,000  4,979,225
CIT Group, Inc.
6/25/98 5.82  5,000,000  4,933,299
Citibank Credit Card Master Trust I (Dakota Certificate Program) 4/16/98 5.54 19,000,000 18,956,617
Eiger Capital Corp.
4/13/98 5.54  4,940,000  4,930,943
Enterprise Funding Corp.
5/13/98 5.59  5,000,000  4,967,742
Ford Motor Credit Co.
4/7/98 5.58  5,000,000  4,995,417
4/10/98 5.53  10,000,000  9,986,300
5/11/98 5.53  5,000,000  4,969,667
General Electric Capital Corp.
4/7/98 5.79  5,000,000  4,995,333
6/3/98 5.54  5,000,000  4,952,313
8/4/98 5.54  10,000,000  9,812,847
General Motors Acceptance Corp.
4/22/98 5.58  5,000,000  4,983,842
5/27/98 5.57  5,000,000  4,957,375
Goldman Sachs Group, L.P.
4/13/98 5.69  10,000,000  9,981,333
IBM Credit Corp.
4/27/98 5.57  5,000,000  4,980,067
Morgan Stanley, Dean Witter, Discover & Co.
6/3/98 5.60  5,000,000  4,951,700
Nationwide Building Society
4/7/98 5.68  5,000,000  4,995,333
New Center Asset Trust
5/15/98 5.54  3,000,000  2,980,053
5/18/98 5.55  5,000,000  4,964,293
TOTAL COMMERCIAL PAPER   162,089,608
FEDERAL AGENCIES - 1.3%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
FANNIE MAE - AGENCY COUPONS - 1.3%
6/12/98 5.59% (a) $ 5,000,000 $ 4,999,523
BANK NOTES (A) - 1.7%
Northern Trust Co., Chicago
4/1/98 5.69  5,000,000  4,999,151
SouthTrust Bank, Alabama
4/13/98 5.65  1,000,000  999,740
US Bank, NA
4/15/98 5.64  1,000,000  999,680
TOTAL BANK NOTES   6,998,571
MASTER NOTES (A) - 1.3%
Goldman Sachs Group, L.P. (c)
6/13/98 5.69  5,000,000  5,000,000
MEDIUM-TERM NOTES (A) - 2.2%
Merrill Lynch & Co., Inc.
4/1/98 5.75  3,000,000  2,999,850
4/6/98 5.66  1,000,000  999,982
Morgan Stanley, Dean Witter, Discover & Co.
4/1/98 5.67  5,000,000  5,000,000
TOTAL MEDIUM-TERM NOTES   8,999,832
SHORT-TERM NOTES (A) - 7.7%
Capital One Funding Corp. (1994-B)
4/7/98 5.63  3,899,000  3,899,000
Capital One Funding Corp. (1994-E)
4/7/98 5.63  2,225,000  2,225,000
Liquid Asset Backed Securities Trust (1997-5) (b)
4/17/98 5.67  4,000,000  4,000,000
SMM Trust (1997-P) (b)
4/16/98 5.69  2,000,000  2,000,000
SMM Trust (1997-X) (b)
4/13/98 5.69  6,000,000  6,000,000
Strategic Money Market Trust (1997-A) (b)
6/23/98 5.69  10,000,000  10,000,000
Strategic Money Market Trust (1998-B) (b)
4/6/98 5.69  3,000,000  3,000,000
TOTAL SHORT-TERM NOTES   31,124,000
REPURCHASE AGREEMENTS - 2.8%
   MATURITY
   AMOUNT
In a joint trading account
 (U.S. Treasury Obligations):
 dated 3/31/98 due 4/1/98
  At 5.94%  $ 11,151,841  11,150,000
TOTAL INVESTMENTS - 100%   $ 400,347,787
Total Cost for Income Tax Purposes  $ 400,347,787
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,000,000 or 6.2% of net assets.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Goldman Sachs
 Group, L.P.
  5.69%, 6/13/98   3/10/98 $ 5,000,000
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $5,000,000 or 1.2% of net assets (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At March 31, 1998, the fund had a capital loss carryforward of approximately $29,000 of which $5,000, $10,000 and $14,000 will expire on March 31, 2004, 2005 and 2006, respectively.
FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                                                               MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE
AGREEMENTS OF $11,150,000) - SEE ACCOMPANYING SCHEDULE                                                   $ 400,347,787

CASH                                                                                                               526

RECEIVABLE FOR INVESTMENTS SOLD                                                                                 55,000

INTEREST RECEIVABLE                                                                                          2,448,432

 TOTAL ASSETS                                                                                              402,851,745

LIABILITIES

DISTRIBUTIONS PAYABLE                                                                          $ 173,450

ACCRUED MANAGEMENT FEE                                                                            56,753

DISTRIBUTION FEES PAYABLE                                                                         20,059

OTHER PAYABLES AND                                                                                73,815
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                             324,077

NET ASSETS                                                                                               $ 402,527,668

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                          $ 402,559,052

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                            (31,384)

NET ASSETS                                                                                               $ 402,527,668


CLASS I:                                 $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($303,826,094 (DIVIDED BY)
 303,901,525 SHARES)

CLASS II:                                $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($23,321,405 (DIVIDED BY)
 23,327,195 SHARES)

CLASS III:                               $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($75,380,169 (DIVIDED BY)
 75,398,884 SHARES)


STATEMENT OF OPERATIONS
                                                       YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                     $ 22,589,605

EXPENSES

MANAGEMENT FEE                                         $ 1,408,420

TRANSFER AGENT FEES

 CLASS I                                                30,043

 CLASS II                                               801

 CLASS III                                              2,353

DISTRIBUTION FEES

 CLASS II                                               41,909

 CLASS III                                              116,323

ACCOUNTING FEES AND EXPENSES                            20,711

NON-INTERESTED TRUSTEES' COMPENSATION                   1,109

CUSTODIAN FEES AND EXPENSES                             8,659

REGISTRATION FEES

 CLASS I                                                16,975

 CLASS II                                               1,976

 CLASS III                                              2,775

AUDIT                                                   24,195

LEGAL                                                   427

MISCELLANEOUS                                           500

 TOTAL EXPENSES BEFORE REDUCTIONS                       1,677,176

 EXPENSE REDUCTIONS                                     (731,960)    945,216

NET INTEREST INCOME                                                  21,644,389

NET REALIZED GAIN (LOSS)                                             (15,808)
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 21,628,581




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED     YEAR ENDED
                                                                                     MARCH 31,      MARCH 31,
                                                                                     1998           1997
OPERATIONS                                                                           $ 21,644,389   $ 16,324,511
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             (15,808)       (10,180)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      21,628,581     16,314,331

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (17,673,446)   (15,341,476)

  CLASS II                                                                            (1,512,439)    (430,045)

  CLASS III                                                                           (2,458,504)    (552,990)

 TOTAL DISTRIBUTIONS                                                                  (21,644,389)   (16,324,511)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              (9,066,939)    89,124,894

 CLASS II                                                                             9,157,642      9,458,555

 CLASS III                                                                            58,744,207     15,044,461

 TOTAL SHARE TRANSACTIONS                                                             58,834,910     113,627,910

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             58,819,102     113,617,730

NET ASSETS

 BEGINNING OF PERIOD                                                                  343,708,566    230,090,836

 END OF PERIOD                                                                       $ 402,527,668  $ 343,708,566



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS - CLASS I
                                                   YEARS ENDED MARCH 31,        SEVEN MONTHS     YEARS ENDED AUGUST 31,
                                                                                ENDED MARCH 31,

SELECTED PER-SHARE DATA                            1998       1997       1996        1995       1994       1993
NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .055       .053       .032        .054       .033       .029

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                            (.055)     (.053)     (.032)      (.054)     (.033)     (.029)

NET ASSET VALUE, END OF PERIOD                     $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B                                       5.64%      5.39%      3.21%       5.53%      3.34%      2.93%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)            $ 303,826  $ 312,892  $ 223,772   $ 300,863  $ 399,333  $ 611,410

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .20% C     .20% C     .27% A, C   .42%       .42%       .42%

RATIO OF NET INTEREST INCOME TO AVERAGE
NET ASSETS                                            5.49%      5.26%      5.46% A     5.33%      3.24%      2.89%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).





FINANCIAL HIGHLIGHTS - CLASS II
                                                       YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998      1997      1996 D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                  .053      .051      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.053)    (.051)    (.021)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B                                        5.48%     5.23%     2.15%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 23,321  $ 14,166  $ 4,709

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .35% C    .35% C    .35% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    5.37%     5.14%     5.06% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                                       YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                                             1998      1997      1996 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                                  .052      .050      .021

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                                            (.052)    (.050)    (.021)

NET ASSET VALUE, END OF PERIOD                                                      $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B                                                                        5.38%     5.12%     2.11%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                             $ 75,380  $ 16,651  $ 1,610

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                               .45% C    .45% C    .45% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                                    5.29%     5.03%     5.01% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS
  SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF
  CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE OF
  CLASS III SHARES) TO MARCH 31, 1996.


FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
INVESTMENTS MARCH 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
ALABAMA - 2.7%
Alabama Hsg. Fin. Auth. Multi-Family Hsg. Rev. (Homewood Gardens Proj.) Series 1991-C,
4.10%, LOC SouthTrust Bank, Alabama, VRDN   $ 2,045,000 $ 2,045,000
Anniston Ind. Dev. Board (Monsanto Co. Proj.) Series 1992, 3.75%, VRDN
 9,100,000  9,100,000
Anniston Solid Waste Disp. Auth. (Monsanto Co. Proj.) Series 1992,
3.75%, VRDN   2,230,000  2,230,000
Birmingham Pub. Park & Recreation Board Rev. (McWane Ctr. Proj.)
Series 1997,
3.75%, LOC AmSouth Bank, VRDN   9,200,000  9,200,000
Columbia Ind. Dev. Board Participating VRDN, Series 97-I,
3.82% (Liquidity Facility Caisse des Depots et Consignations) (b) 2,180,000 2,180,000
Decatur Ind. Dev. Board (Monsanto Co. Proj.) Series 1990, 3.75%, VRDN
 5,925,000  5,925,000
Decatur Poll. Cont. Rev. Rfdg. (Monsanto Co. Proj.) VRDN:
 Series 1992, 3.75%   3,500,000  3,500,000
 Series 1994, 3.75%   3,115,000  3,115,000
Huntsville Ind. Dev. Board Rev. Rfdg. (PPG Inds., Inc. Proj.) Series
1992, 3.75%, VRDN   1,000,000  1,000,000
Jefferson County Sewer Participating VRDN, Series 1997D PT-124,
3.80% (Liquidity Facility Commerzbank AG) (b)   3,800,000  3,800,000
Montgomery Ind. Dev. Board Poll. Cont. Rev. Rfdg. Bonds (General Electric Co. Proj.)
Series 1990, 3.55% 4/7/98, CP mode   12,500,000  12,500,000
Tarrant City Ind. Dev. Board Rev. Rfdg. (Philip Morris Co., Inc.)
Series 1993, 3.80%, VRDN   2,300,000  2,300,000
Tuscaloosa County Port Auth. Rev. (Capstone Hotel Ltd. Proj.) Series
1989-A,
3.75%, LOC SouthTrust Bank, Alabama, VRDN   4,025,000  4,025,000
  60,920,000
ALASKA - 0.4%
Alaska Hsg. Fin. Corp. Participating VRDN:
 Series 1995-A, 3.80% (Liquidity Facility Bank of New York, NA) (b) 3,010,000 3,010,000
 Series 1997-F, 3.77% (Liquidity Facility Bank of America Nat'l. Trust
& Savings) (b)   1,500,000  1,500,000
Valdez Marine Terminal Rev. Rfdg. (Atlantic Richfield Co. Proj.)
Series 1994-B, 3.70%, VRDN   3,700,000  3,700,000
  8,210,000
ARIZONA - 2.7%
Apache County Ind. Dev. Auth. (Tucson Elec. Pwr. Co. Proj.) Series
1981-B,
4.15%, LOC Bank of Tokyo-Mitsubishi Ltd., VRDN   5,400,000  5,400,000
Maricopa County Commty. College Dist. Bonds 6% 7/1/98   2,880,000
2,894,616
Mesa Ind. Dev. Auth. Participating VRDN, Series 1997-B, 3.82% (Liquidity Facility Caisse des Depots et Consignations) (b)
6,535,000  6,535,000
Mesa Muni. Dev. Corp. Bonds Series 1996-A&B, 3.85% 10/6/98,
LOC Westdeutsche Landesbank Girozentrale, CP mode   5,000,000
5,000,000
Phoenix Ind. Dev. Auth. Multi-Family Hsg. Rev. Rfdg., VRDN:
 (Del Mar Terrace Apts. Proj.) Series 1984, 3.75%, LOC Bank of America
Nat'l. Trust & Savings   3,000,000  3,000,000
 (Paradise Lakes Apt. Proj.) Series 1995, 3.85%, LOC General Electric
Capital Corp.   17,500,000  17,500,000
Pinal County Ind. Dev. Auth. Hosp. Rev. (Casa Grande Med. Ctr. Proj.)
Series 1995, 3.70%, LOC Chase Manhattan Bank, VRDN   10,500,000
10,500,000
Salt River Agric. Impt. & Pwr. Dist. 3.55% 4/7/98, CP   5,500,000
5,500,000
Univ. of Arizona Sys. Rev. BAN Series 1997, 3.95% 10/1/98    5,600,000
5,600,000
  61,929,616
ARKANSAS - 1.4%
Arkansas Hosp. Equip. Fin. Auth. Rev. (Jefferson Hosp. Assoc., Inc. Proj.) Series 1989,
3.75%, LOC Kredietbank, NV, VRDN   3,660,000  3,660,000
North Little Rock Baptist Health Hosp. Rev. Series 1996-B, 3.75% (MBIA
Insured)
(BPA Credit Swiss First Boston) VRDN   16,600,000  16,600,000
Univ. of Arkansas Rev. Series 1998, 3.75% (MBIA Insured)
(BPA Credit Swiss First Boston) VRDN   11,095,000  11,095,000
  31,355,000
CALIFORNIA - 5.0%
California Higher Ed. Loan Auth. Student Loan Rev. Sr. Lien Bonds
Series 1992-A,
4%, tender 7/1/98, LOC Student Loan Marketing Assoc.   12,000,000
12,000,000
California Poll. Cont. Fin. Auth. (Pacific Gas & Elec. Co.) Series
1996-C,
3.70%, LOC Bank of America Nat'l. Trust & Savings, VRDN   6,400,000
6,400,000
California Public Works Board Lease Rev. Bonds (Dept. of Corrections):
 Series 1997-B, 4.50% 9/1/98   10,690,000  10,716,293
 Series 1997-C, 4.75% 9/1/98   2,090,000  2,097,191
California State RAN Series 1997, 4.50% 6/30/98    18,080,000
18,108,504
Central Valley School Fin. Auth. TRAN Series 1997C, 4.50% 8/27/98 3,500,000 3,508,187
Los Angeles County Gen. Oblig. TRAN Series A, 4.50% 6/30/98
21,500,000  21,531,908
Los Angeles Gen. Oblig. TRAN 4.50% 6/30/98   23,000,000  23,033,837
Riverside County Gen. Oblig. TRAN 4.50% 6/30/98   7,600,000  7,609,903
South Coast Local Ed. TRAN Series A, 4.50% 6/30/98 (MBIA Insured) 9,000,000 9,013,760
  114,019,583
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
COLORADO - 2.1%
Adams County Rev. (Adams Mental Health Foundation) Series 1997,
3.75%, LOC BankOne, Colorado, VRDN  $ 60,000 $ 60,000
Colorado Gen. Oblig. TRAN Series A, 4% 6/26/98    4,000,000  4,001,075
Colorado Health Facs. Auth. Hosp. Rev. (Kaiser Permanent Health Sys.)
Series 1995-A, 3.85%, VRDN   9,300,000  9,300,000
Colorado Postsecondary Ed. Facs. Auth. Participating VRDN, 3.85% (Liquidity Facility
Norwest Bank, NA, Minnesota) (b)   3,350,000  3,350,000
Colorado Springs Util. Sys. Impt. Participating VRDN, Series 1998,
3.85% (Liquidity Facility Bank of New York, NA) (b)   2,100,000
2,100,000
Denver City & County Dept. of Aviation Arpt. Sys. Participating VRDN, Series 1997-Q:
 3.80% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)   23,595,000
23,595,000
 3.80% (Liquidity Facility CoreStates Bank) (b)   2,900,000  2,900,000
Pitkin County Multi-Family Hsg. Rev. Rfdg. (Centennial Aspen Proj.)
Series 1996-A,
3.65%, LOC Republic Nat'l. Bank, NY, VRDN   3,250,000  3,250,000
  48,556,075
CONNECTICUT - 0.2%
Connecticut Spl. Assessment Second Injury Fund 3.45% 4/16/98,
LOC Credit Communale DeBelgique, CP   5,300,000  5,300,000
DELAWARE - 0.6%
Delaware Econ. Dev. Auth. Poll. Cont. Rev. Rfdg., VRDN:
 (Peninsula United Methodist Homes, Inc.):
  Series 1992-B, 3.80%, LOC PNC Bank   5,000,000  5,000,000
  Series 1997-B, 3.80%, LOC PNC Bank   6,300,000  6,300,000
 (Philip Morris Co., Inc. Proj.) Series 1992, 3.75%   3,300,000
3,300,000
  14,600,000
FLORIDA - 5.5%
Broward County Hsg. Fin. Auth. Multi-Family Hsg. (Palm Aire-Oxford Proj.) Series 1990,
3.85% (Continental Casualty Co. Guaranteed) VRDN   1,620,000
1,620,000
Dade County Hsg. Fin. Auth. Single Family Mtg. Rev. Bonds Series
1997-C, VRDN:
 3.95%, tender10/16/98 (FGIC-Capital Market Services Guaranteed)
690,000  690,000
 3.95%, tender10/16/98 (FGIC Capital Market Services Guaranteed) 1,615,000 1,615,000
Florida Board of Ed. Participating VRDN, Series 96C0917, 3.77%
(Liquidity Facility Citibank, NA) (b)   2,900,000  2,900,000
Florida Capital Proj. Fin. Auth. (Capital Proj. Loan Prog.) Series
1997-A,
3.70% (FSA Insured) (BPA Credit Swiss First Boston) VRDN   23,500,000
23,500,000
Florida Hsg. Fin. Auth. Multi-Family Hsg. Rev. Rfdg. (Brandon-Oxford Proj.) Series 1990-C,
3.85% (Continental Casualty Co. Guaranteed) VRDN   1,500,000
1,500,000
Florida Local Gov't. Finance Commission Pooled Notes Series A,
3.65% 9/8/98, LOC First Union Nat'l. Bank, CP   7,710,000  7,710,000
Indian River County Hosp. Dist. Hosp. Rev. Bonds:
 Series 1988, 3.25% 4/1/98, CP mode    2,000,000  2,000,000
 Series 1989, 3.25% 4/1/98, CP mode   1,000,000  1,000,000
 Series 1990, 3.25% 4/1/98, CP mode   4,300,000  4,300,000
Jacksonville Elec. Auth. Elec. Sys. Series C-1,
3.55% 4/9/98 (BPA Morgan Guaranty Trust Co., NY) CP   4,000,000
4,000,000
Jacksonville Hosp. Rev. (Univ. Med. Ctr.) Series 1988, 4.20%, LOC
Sumitomo Bank Ltd., VRDN   2,300,000  2,300,000
Lakeland Elec. & Wtr. Participating VRDN, Series 960901,
3.82% (Liquidity Facility Citibank, NA) (b)   6,600,000  6,600,000
Lee County Hosp. Board Hosp. Rev. Bonds (Lee Memorial Hosp. Proj.):
 Series 1995-A, 3.30% 4/1/98 (Liquidity Facility SunTrust Bank, Miami)
CP mode   2,500,000  2,500,000
 Series 1997-B, 3.85% 5/8/98 (Liquidity Facility SunTrust Bank,
Orlando) CP mode   5,400,000  5,400,000
Miami Hsg. Fin. Auth. (Miami Jewish Home & Hosp. for the Aged Proj.)
Series 1992,
3.70%, LOC SunTrust Bank, Miami, VRDN   2,000,000  2,000,000
Orange County Ind. Dev. Auth., VRDN:
 (Central Florida Blood Bank Proj.) Series 1988,
 3.70%, LOC SunTrust Bank, Orlando   1,045,000  1,045,000
 (Central Florida YMCA Proj.) Series 1997,
 3.70%, LOC SunTrust Bank, Orlando   5,625,000  5,625,000
Palm Beach Hsg. Fin. Auth. Multi-Family Hsg. Rev. (Haverhill Commons Proj.) Series 1997-A,
3.70%, LOC Credit Lyonnaise, Republic Nat'l. Bank, VRDN   4,100,000
4,100,000
Saint Lucie County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.)
3.85%, VRDN   5,800,000  5,800,000
Saint Lucie County Poll. Cont. Rev. Rfdg. Bonds (Florida Pwr. & Lt.
Co. Proj.):
 Series 1994A, 3.55% 4/1/98, CP mode   2,900,000  2,900,000
 Series 1994A, 3.55% 4/1/98, CP mode   2,350,000  2,350,000
 Series 1994A, 3.55% 4/7/98, CP mode   3,200,000  3,200,000
Sarasota County Pub. Hosp. Dist. Bonds (Sarasota Mem. Hosp.):
 Series 1991, 3.85% 4/7/98, CP mode   5,000,000  5,000,000
 Series 1991, 3.85% 4/8/98, CP mode   5,000,000  5,000,000
 Series 1993-A, 3.85% 4/7/98, CP mode   6,600,000  6,600,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Sunshine State Gov't. Fing. Commission Rev. Bonds Series 1986,
3.55% 4/9/98 (AMBAC Insured) (Liquidity Facility Toronto-Dominion
Bank,
Union Bank of Switzerland) CP mode  $ 3,000,000 $ 3,000,000
West Orange Mem. Hosp. Rev. Bonds Series 1991-A1,
3.60% 4/8/98, LOC Rabobank Nederland Coop. Central, CP mode
10,000,000  10,000,000
  124,255,000
GEORGIA - 7.4%
Albany Dougherty County Hosp. Auth. (Phoebe Puttnay Mem. Hosp.) Series
1996,
3.75% (AMBAC Insured) (BPA SunTrust Bank, Atlanta) VRDN   1,700,000
1,700,000
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co.) Series
1998,
3.75%, VRDN   20,000,000  20,000,000
Burke County Poll. Cont. Rev. (Georgia Pwr. Co.) Series 1994, 3.75%,
VRDN   2,000,000  2,000,000
Dekalb County Dev. Auth. Rev. (BDS Oglethorpe Univ. Proj.)
3.70%, LOC SunTrust Bank, Atlanta, VRDN   2,900,000  2,900,000
Dekalb County Hosp. Auth. Rev. (Med. Ctr. Proj.) Series B,
3.70%, LOC SunTrust Bank, Atlanta, VRDN   4,000,000  4,000,000
Dekalb County Ind. Dev. Rev. (A.G. Rhodes Home at Wesley Woods, Inc.
Proj.)
Series 1996, 3.70%, LOC SunTrust Bank, Atlanta, VRDN   5,500,000
5,500,000
Fulton County Dev. Auth. Rev., VRDN:
 (Lovett School Proj.) 3.70%, LOC SunTrust Bank, Atlanta   3,000,000
3,000,000
 (Robert W. Woodruff Arts Ctr.) 3.70%, LOC SunTrust Bank, Atlanta 3,000,000 3,000,000
Fulton County Hsg. Auth. Multi-Family Hsg. Rev. Rfdg., VRDN:
 (Holcomb's Landing Apts. Proj.) 3.80%, LOC First Union Nat'l. Bank 1,800,000 1,800,000
 (Spring Creek Crossing Proj.) 3.80%, LOC Wachovia Bank, NA
13,000,000  13,000,000
Georgia Muni. Assoc. Pool Board Series 1990, 3.70% (MBIA Insured)
(BPA Credit Swiss First Boston) VRDN   18,200,000  18,200,000
Georgia Gen. Oblig. Participating VRDN, Series 1992 BTP-79, 3.775%
(Liquidity Facility Bankers Trust Co., NY) (b)   3,000,000  3,000,000
Georgia Muni. Elec. Auth. Participating VRDN, Series 1996 SG-40,
3.80% (Liquidity Facility Societe Generale, France) (b)   8,610,000
8,610,000
Georgia Muni. Elec. Auth. Series A, CP:
 3.60% 4/9/98, LOC Bayerische Landesbank Girozentale, Morgan Guaranty Trust Co., NY,
 Wachovia Bank, NA, Westdeutsche Landesbank Girozentrale   5,655,000
5,655,000
 3.60% 4/9/98, LOC Bayerische Landesbank Girozentrale, Morgan Guaranty Trust Co., NY,
 Wachovia Bank, NA, Westdeutsche Landesbank Girozentrale   8,165,000
8,165,000
Georgia Muni. Elec. Auth. Bonds:
 Series 1985-A, 3.50% 7/15/98, LOC Bayerische Landesbank Girozentrale,

 Morgan Guaranty Trust Co., NY, Credit Swiss First Boston, CP mode 4,200,000 4,200,000
 Series 1985-B, 3.50% 7/15/98, LOC Bayerische Landesbank Girozentrale,

 Morgan Guaranty Trust Co., NY, Credit Swiss First Boston, CP mode 3,500,000 3,500,000
Georgia Muni. Gas Auth. Rev. (Gas Portfolio II Proj.) Series B, 3.65%,
VRDN   20,700,000  20,700,000
Macon-Bibb County Hosp. Auth. Rev. (Med. Ctr. of Central Georgia)
VRDN:
 3.70%, LOC SunTrust Bank, Atlanta   1,390,000  1,390,000
 Series 1997-A, 3.70%, LOC SunTrust Bank, Atlanta   2,000,000
2,000,000
Marietta Hsg. Auth. Multi-Family Hsg. Rev. Rfdg. (Wood Pointe Apts.)
Series 1993,
3.80%, LOC First Union Nat'l. Bank, VRDN   1,500,000  1,500,000
Metro Atlanta Rapid Transit Auth. Sales Tax Participating VRDN, Series
SG-57,
3.80% (Liquidity Facility Societe Generale, France) (b)   8,605,000
8,605,000
Richmond County Board of Ed. Gen. Oblig. Participating VRDN, Series
1997-C,
3.82% (Liquidity Facility Caisse des Depots et Consignations) (b) 2,500,000 2,500,000
Roswell Hsg. Auth. Multi-Family Hsg. Rev. (Autumnbrook Apts.) Series
1991-A,
3.80%, LOC AmSouth Bank, VRDN   5,200,000  5,200,000
Smyrna Hsg. Auth. Multi-Family Hsg. Rev. (Post Valley Proj.)
3.70% (Fannie Mae Guaranteed) VRDN   11,100,000  11,100,000
Whitfield County Residential Care Facs. Auth. Rev. (Royal Oaks Sr.
Living Commty.)
3.70%, LOC First Union Nat'l. Bank, VRDN   2,000,000  2,000,000
Worth County Ind. Dev. Auth. Ind. Dev. Rev. (Seabrook Enterprises)
Series 1996-A,
3.70%, LOC SunTrust Bank, Atlanta, VRDN   4,150,000  4,150,000
  167,375,000
HAWAII - 0.1%
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. Bonds (Kaiser
Permanente)
Series 1984-B, 3.70%, tender 9/1/98   1,500,000  1,500,000
IDAHO - 0.3%
Caribou County Poll. Cont. Rev. Rfdg. (Monsanto Co. Proj.) VRDN:
 Series 1990, 3.75%   3,600,000  3,600,000
 Series 1994-A, 3.75%   3,000,000  3,000,000
 Series 1994-B, 3.75%   1,000,000  1,000,000
  7,600,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
ILLINOIS - 6.3%
Chicago Sales Tax Participating VRDN, Series 1997,
3.80% (Liquidity Facility Bank of New York, NA) (b)  $ 2,600,000 $
2,600,000
Chicago School Reform Board Participating VRDN, Series 96-BB,
3.82% (Liquidity Facility Bank of America Nat'l. Trust & Savings) (b)
 9,000,000  9,000,000
Chicago Tax Increment Allocation Rev. (Stockyards Southeast Quad)
Series 1996-B,
3.75%, LOC Northern Trust Co., Chicago, VRDN   11,700,000  11,700,000
Chicago Wtr. Participating VRDN, Series PT-129,
3.80% (Liquidity Facility Bayerische Hypotheken-und Wechsel Bank) (b)
 8,000,000  8,000,000
Decatur Wtr. Rev. Bonds Series 1985, 3.95% 4/3/98, LOC Sumitomo Bank
Ltd., Japan, CP mode   4,900,000  4,900,000
Dupage Wtr. Commission Rfdg. Participating VRDN, Series 1993,
3.77% (Liquidity Facility Citibank, NA) (b)   13,100,000  13,100,000
Eagle Tax-Exempt Trust (Univ. of Chicago) Series 1985,
3.77% (Liquidity Facility Citibank, NA) (b)   9,500,000  9,500,000
Glendale Heights Participating VRDN,
3.85% (Liquidity Facility Bayerische Hypotheken-und Wechsel Bank) (b)
 1,330,000  1,330,000
Illinois Dev. Fin. Auth. Rev. (American College of Surgeons) Series
1996,
3.70%, LOC Northern Trust Co., Chicago, VRDN   13,000,000  13,000,000
Illinois Edl. Facs. Auth. Participating VRDN, Series 1997-U,
3.80% (Liquidity Facility CoreStates Bank) (b)   4,250,000  4,250,000
Illinois Health Facs. Auth. Rev., VRDN:
 (Franciscan Eldercare Commty. Svc.) Series 1996-C, 3.75%, LOC LaSalle
Bank   9,800,000  9,800,000
 (Lake Forest Hosp. Proj.) 4.50%, LOC First Nat'l. Bank of Chicago 2,625,000 2,625,000
 (Methodist Med. Ctr. Proj.) Series 1985-B, 4.30%, LOC Sumitomo Bank
Ltd., Japan   1,300,000  1,300,000
 (Rehabilitation Institute of Chicago) Series 1997, 3.75%, LOC Bank of
America, Illinois   13,000,000  13,000,000
Illinois Health Facs. Auth. Participating VRDN, 3.80% (Liquidity
Facility
Rabobank Nederland Coop. Central) (b)   9,700,000  9,700,000
Metropolitan Pier & Exposition Auth. Participating VRDN, Series A,
3.80% (Liquidity Facility Bank of New York, NA) (b)   4,500,000
4,500,000
Northlake Econ. Dev. Rev. (Dominicks Finer Foods, Inc. Proj.) Series
1991-B,
3.80%, LOC First Nat'l. Bank of Chicago, VRDN   2,400,000  2,400,000
Illinois Regional Trans. Auth. Participating VRDN:
 Series 1996 SG-82, 3.80% (Liquidity Facility Societe Generale,
France) (b)   10,500,000  10,500,000
 Series SG-10, 3.80% (Liquidity Facility Societe Generale, France) (b) 3,600,000 3,600,000
Schaumburg Village Gen. Oblig. Series 1996-A, 3.75% (BPA Credit Swiss
First Boston) VRDN   5,000,000  5,000,000
Winnebago County Rev. (Mill Proj.) Series 1996, 3.75%, LOC BankOne,
Chicago, VRDN   3,235,000  3,235,000
  143,040,000
INDIANA - 1.5%
Elkart Commty. Schools TAN 4% 12/31/98   1,600,000  1,602,890
Fort Wayne Econ. Dev. Rev. (Edy's Grand Ice Cream Proj.) Series 1985,
3.775%, LOC Bank of America Nat'l. Trust & Savings, VRDN   3,950,000
3,950,000
Fort Wayne Poll. Cont. Rev. (General Motors Corp. Proj.) 4%, VRDN 4,600,000 4,600,000
Hammond Poll. Cont. Rev. Rfdg. (Amoco Oil Co. Proj.) Series 1994,
3.75%, VRDN   2,135,000  2,135,000
Indiana Health Facs. Auth. Hosp. Rev. (Commty. Hosp. Proj.) Series B,
3.75%, LOC NBD Bank, Detroit, VRDN   7,500,000  7,500,000
Indiana Trans. Fin. Auth. Participating VRDN, Series BTP-218,
3.80% (Liquidity Facility Bankers Trust Co., NY) (b)   5,735,000
5,735,000
Richmond Econ. Dev. Rev. Rfdg. (Friends Fellowship Commty. Proj.)
VRDN:
 Series 1993, 3.75%, LOC BankOne, Indiana   3,300,000  3,300,000
 Series 1997, 3.75%, LOC BankOne, Indiana   2,200,000  2,200,000
Valparaiso Econ. Dev. Rev. (Indiana Retirement Commty. Proj.)
3.75%, LOC BankOne, Indiana, VRDN   3,700,000  3,700,000
  34,722,890
IOWA - 0.1%
Iowa Fin. Auth. Single-Family Hsg. Mtg. Prog. Bonds Series 1998-A,
3.65%, tender 2/24/99   2,200,000  2,200,000
Marshalltown Commty. School Dist. RAN Series 1997, 4.50% 6/24/98 1,000,000 1,001,102
  3,201,102
KANSAS - 0.9%
Burlington Poll. Cont. Elec. Pwr. Coop. Rev. Bonds Series 85C-2,
3.60% 7/10/98 (Nat'l. Rural Utilities Coop. Guaranteed) CP mode 1,000,000 1,000,000
La Cygne Envir. Impt. Rev. Rfdg.(Kansas City Pwr. & Lt. Co.) Series
1994:
 3.80%, VRDN   4,500,000  4,500,000
 3.80%, VRDN   14,440,000  14,440,000
  19,940,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
KENTUCKY - 0.4%
Jefferson County Poll. Cont. Rev. Rfdg. (Philip Morris Co., Inc. Proj.) Series 1992, 3.80%, VRDN $ 1,300,000 $ 1,300,000
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co.):
 Series 1993-A, 3.75% 4/8/98, CP mode   2,000,000  2,000,000
 Series 1996-A, 3.65% 9/11/98, CP mode   4,700,000  4,700,000
Louisville & Jefferson County Participating VRDN, Series PT-69,
3.80% (Liquidity Facility Bayerische Hypotheken-und Wechsel Bank) (b)
 1,640,000  1,640,000
  9,640,000
LOUISIANA - 0.8%
Calcasieu Ind. Dev. Board Poll. Cont. Rev. Rfdg. (PPG Industries)
Series 1992, 3.75%, VRDN   10,000,000  10,000,000
Lafayette Econ. Dev. Auth. Ind. Dev. Rev. Rfdg. (Holt County of
Louisiana Proj.)
4.025%, LOC Morgan Guaranty Trust Co., NY, VRDN   3,970,000  3,970,000
West Baton Rouge Parish Ind. Dist. #3 Rev. Rfdg. Bonds (Dow Chemical
Co. Proj.)
Series 1991, 3.60% 4/8/98, CP mode   3,800,000  3,800,000
  17,770,000
MARYLAND - 2.0%
Baltimore Rfdg. Participating VRDN, Series 1993 SG-20, 3.80%
(Liquidity Facility Societe Generale, France) (b)   3,000,000
3,000,000
Maryland Econ. Dev. Corp. Rev. Series 1995, 3.70%, LOC NationsBank,
NA, VRDN   21,900,000  21,900,000
Maryland Health & Higher Ed. Facs., VRDN:
 (Charlestown Commty. Issue) Series 1998-A, 3.70%, LOC First Union
Nat'l. Bank   7,000,000  7,000,000
 (North Arundel Hosp.) Series 1997-A, 3.70%, LOC Mellon Bank
3,550,000  3,550,000
Maryland Hsg. & Commty. Dev. Participating VRDN, Series 1997-P, 3.82% (Liquidity Facility Caisse des Depots et Consignations) (b)
9,720,000  9,720,000
  45,170,000
MASSACHUSETTS - 1.3%
Massachusetts Gen. Oblig. Participating VRDN, Series 96C2101,
3.82% (Liquidity Facility Citibank, NA) (b)   6,100,000  6,100,000
Massachusetts Health & Edl. Facs. Auth. Rev. (Cap. Asset Prog.) VRDN:
 Series B, 3.75% (MBIA Insured) (BPA Credit Swiss First Boston) 1,500,000 1,500,000
 Series C, 3.75% (MBIA Insured) (BPA Credit Swiss First Boston) 1,600,000 1,600,000
Massachusetts Tpk. Auth. Participating VRDN:
 Series PT-135, 3.77% (Liquidity Facility Banco Santander, SA) (b) 12,200,000 12,200,000
 Series PA-181, 3.77% (Liquidity Facility Merrill Lynch & Co., Inc.)
(b)   1,480,000  1,480,000
 Series 1997 N, 3.85% (Liquidity Facility Bank of America Nat'l. Trust
& Savings) (b)   6,700,000  6,700,000
  29,580,000
MICHIGAN - 0.8%
Grand Rapids Econ. Dev. Corp. Rev. (Holland Home Proj.) Series 1994-B,

3.80%, LOC Old Kent Bank & Trust Co., VRDN   2,250,000  2,250,000
Michigan Hosp. Fin. Auth. Hosp. Rev., VRDN:
Series A, Installment 9, 3.75%, LOC First of America Bank   2,300,000
2,300,000
 Series 1995-A, 3.75%, LOC First of America Bank   1,300,000
1,300,000
 3.75%, LOC First of America Bank   2,800,000  2,800,000
Michigan Trunk Line Participating VRDN, Series SG-87, 3.80%
(Liquidity Facility Societe Generale, France) (b)   700,000  700,000
Michigan Strategic Fund Rev. (Dow Chemical Co. Proj.) Series 1994,
3.80%, VRDN   3,100,000  3,100,000
Midland County Econ. Dev. Corp. Rev. (Dow Chemical Co. Proj.)
Series 1993-B, 3.85%, VRDN   1,400,000  1,400,000
Tolfree Mem. Hosp. Corp. Hosp. Rev. Series 1997-D, 3.70%, LOC First of
America Bank, VRDN   4,500,000  4,500,000
  18,350,000
MINNESOTA - 2.7%
Becker Poll. Cont. Rev. Bonds (Northern States Pwr. Co., Sherburne County Generator #3)
Series 1993-B, 3.60% 4/7/98, CP mode   5,000,000  5,000,000
Bloomington Multi-Family Hsg. Rev. Rfdg. (Crow/Bloomington Apts. Proj.) Series 1993,
3.70%, LOC Citibank, NA, VRDN   17,305,000  17,305,000
Mankato Multi-Family Hsg. Rev. Rfdg. (Highland Hills Proj.) Series
1997,
3.65%, LOC US Bank, NA, VRDN   3,485,000  3,485,000
Minneapolis/St. Paul Hsg. & Redev. Auth. Participating VRDN, Series
1996-E, 3.85%
(Liquidity Facility Norwest Bank, NA, Minnesota) (b)   3,250,000
3,250,000
Minnesota Gen. Oblig. Participating VRDN, Series BT-99,
3.80% (BPA Bankers Trust Co., NY) (b)   7,710,000  7,710,000
Minnetonka Multi-Family Hsg. Rev. Rfdg. (Cliffs at Ridgedale Proj.)
Series 1995,
3.70% (Fannie Mae Guaranteed) VRDN   20,900,000  20,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
North Branch Independent School Dist. #138 Participating VRDN, Series
1996-C,
3.85% (Liquidity Facility Norwest Bank, NA, Minnesota) (b)  $ 965,000
$ 965,000
Rochester Health Care Facs. Rev. (Mayo Foundation Proj.) Series
1985-C,
3.85% (Liquidity Facility Rabobank Nederland Coop. Central) VRDN 2,000,000 2,000,000
  60,615,000
MISSOURI - 1.1%
Missouri Envir. Impt. & Energy Resources Auth. Rev. Rfdg., VRDN:
 (Assoc. Elec. Coop.) Series 1993-M, 3.75% (Nat'l. Rural Util. Coop.
Guaranteed)    13,700,000  13,700,000
 (Kansas City Pwr. & Lt. Co.) Series 1992, 3.75%   7,300,000
7,300,000
Missouri Health & Edl. Facs. Rev. (Lutheran Sr. Svcs.) 3.75%, LOC
Lasalle Nat'l. Bank, VRDN   3,000,000  3,000,000
  24,000,000
MONTANA - 0.5%
Montana Gen. Oblig. TRAN Series 1997, 4.50% 6/30/98   11,500,000
11,518,213
NEVADA - 0.6%
Clark County School Dist. Participating VRDN:
 Series BT-192, 3.80% (Liquidity Facility Bankers Trust Co., NY) (b) 2,800,000 2,800,000
 Series SG-62, 3.80% (Liquidity Facility Societe Generale, France) (b) 2,900,000 2,900,000
Nevada Cap. Impt. Participating VRDN, Series BT-236, 3.80%
(Liquidity Facility Bankers Trust Co., NY) (b)   2,100,000  2,100,000
Nevada Gen. Oblig. Participating VRDN, Series SGB-20, 3.80%
(Liquidity Facility Societe Generale, France) (b)   5,815,000
5,815,000
  13,615,000
NEW JERSEY - 1.3%
New Jersey Gen. Oblig. Series 1998A, CP:
 3.50% 4/1/98 (Liquidity Facility Bank of Nova Scotia)   26,300,000
26,300,000
 3.55% 4/7/98 (Liquidity Facility Bank of Nova Scotia)   4,000,000
4,000,000
  30,300,000
NEW MEXICO - 1.1%
Farmington Gen. Oblig. Participating VRDN, Series A PT-133, 3.80%
(Liquidity Facility Credit Swiss First Boston) (b)   25,695,000
25,695,000
NEW YORK - 2.0%
New York City Gen. Oblig. RAN Series 1988-A, 4.50% 6/30/98
30,400,000  30,446,363
New York City Metropolitan Trans. Auth. Commuter Facs. Participating VRDN, Series 1997P,
3.65% (Liquidity Facility CoreStates Bank) (b)   1,500,000  1,500,000
New York State Local Gov't. Assistance Corp. Participating VRDN, Series 1997 SG-99,
3.75% (Liquidity Facility Societe Generale, France) (b)   10,500,000
10,500,000
New York State Urban Dev. Corp. Participating VRDN, Series SG-33,
3.75% (Liquidity Facility Societe Generale, France) (b)   2,300,000
2,300,000
  44,746,363
NEW YORK & NEW JERSEY - 0.1%
New York & New Jersey Gen Oblig. Series 3, 3.70% (BPA Morgan Guaranty
Trust Co., NY) VRDN   2,800,000  2,800,000
NORTH CAROLINA - 0.9%
North Carolina Ed. Facs. Fin. Agcy. (Brevard College Corp.) Series
1997,
3.55%, LOC Wachovia Bank, NA, VRDN   8,800,000  8,800,000
North Carolina Med. Care Commission Health Care Facs. Rev. Bonds (St. Joseph of the Pines)
3.60%, tender 6/1/98, LOC Wachovia Bank, NA   8,100,000  8,100,000
North Carolina Med. Care Commty. Hosp. Rev. (Lexington Mem. Hosp.
Proj.)
3.85%, LOC First Union Nat'l. Bank, VRDN   2,700,000  2,700,000
  19,600,000
OHIO - 1.6%
Cleveland School Dist. Participating VRDN, 3.80% (Liquidity Facility
Bankers Trust Co., NY) (b)   3,100,000  3,100,000
Cuyahoga County Health Care Facs. Rev. (Benjamin Rose Institute Proj.) Series 1995-B,
3.70%, LOC Key Bank, Nat'l. Assoc., VRDN   1,900,000  1,900,000
Franklin County Ind. Dev. Rev. Rfdg. (Alco Standard Corp. Proj.)
Series 1994,
3.75%, LOC NationsBank, NA, VRDN   1,700,000  1,700,000
Hamilton County Hosp. Facs. Rev., VRDN:
(Childrens Hosp. Med. Ctr.) Series 1997-A, 3.80%, LOC PNC Bank, Ohio 3,000,000 3,000,000
 (Health Alliance of Cincinnati) Series 1997-A, 3.65% (MBIA Insured)
 (Liquidity Facility Credit Swiss First Boston)   19,300,000
19,300,000
Lucas County (The Toledo Zoological Society) 3.64%, LOC Key Bank,
Nat'l. Assoc., VRDN   3,000,000  3,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
OHIO - CONTINUED
Marion County Hosp. Rev. Series 1992, 3.75%, LOC BankOne, Akron, VRDN $ 1,210,000 $ 1,210,000
Medina County Health Care Facs. Rev. (Oaks at Medina Proj.) Series B,
3.75%, LOC BankOne, VRDN   3,000,000  3,000,000
  36,210,000
PENNSYLVANIA - 7.0%
Allegheny County Higher Ed. Bldg. Auth. (Robert Morris College) 3.80%,
LOC PNC Bank, VRDN   3,750,000  3,750,000
Allegheny County Ind. Dev. Auth. Rev., VRDN:
(Jewish Home & Hosp. for Aged) Series 1996-B, 3.80%, LOC PNC Bank 4,140,000 4,140,000
 Rfdg. (North Versailles Shopping Ctr.) Series 1992, 3.75%, LOC
BankOne, Columbus   3,325,000  3,325,000
Beaver County Ind. Dev. Auth. Poll. Cont. Rev. Bonds (Duquesne Lt. Co. Proj.) Series 1994,
3.60% 4/8/98, LOC Swiss Bank Corp., CP mode   2,600,000  2,600,000
Berks County Ind. Dev. Auth., VRDN:
Ind. Dev. Rev. (Continental Assurance Co. Proj.) Series 1982,
 3.45% (Continental Casualty Co. Guaranteed)   1,500,000  1,500,000
 Rev. (Lutheran Home at Topton Proj.) Series 1993-B, 3.60%, LOC
Meridian Bank, NA   8,700,000  8,700,000
Dallastown Area School Dist. Gen. Oblig. Series 1998,
3.75% (FGIC Insured) (BPA FGIC Security Purchase, Inc.) VRDN
5,000,000  5,000,000
Dauphin County Hosp. Auth. (All-Health Pooled Fin. Prog.) Series
1997-A,
3.75% (FSA Insured) (Liquidity Facility Credit Swiss First Boston)
VRDN   38,690,000  38,690,000
Dauphin County School Dist. Gen. Oblig. 3.75% (AMBAC Insured)
(BPA Bank of Nova Scotia, Commerzbank, AG) VRDN   16,400,000
16,400,000
Delaware County Hosp. Auth. Rev. (Crozer-Chester Med. Ctr.) Series
1996,
3.58%, LOC Kredietbank NV, VRDN   4,900,000  4,900,000
Delaware Valley Reg'l. Fin. Auth. Local Gov't. Rev. Series 1985-B,
3.65%, LOC Credit Swiss First Boston, VRDN   8,500,000  8,500,000
Lancaster Higher Ed. Auth. College Rev. (Franklin & Marshall College)
3.80% (BPA Chase Manhattan Bank) VRDN   10,805,000  10,805,000
Lehigh County Ind. Dev. Rev. (The Keebler Co.) Series 1992,
3.70%, LOC Bank of Nova Scotia, VRDN   3,940,000  3,940,000
North Lebanon Township (Grace Commty., Inc. Proj.) Series 1992-B,
3.60%, LOC CoreStates Bank, VRDN   1,425,000  1,425,000
North Pennsylvania Wtr. Auth. Participating VRDN, Series SGA-30,
3.80% (Liquidity Facility Societe Generale, France) (b)   4,000,000
4,000,000
Pennsylvania Econ. Dev. Auth. (Foxdale Village Proj.) Series 1989-C,
3.80%, LOC PNC Bank, VRDN   2,200,000  2,200,000
Pennsylvania Higher Ed. Facs. (Allegheny Delaware Valley Proj.) Series
1996-D,
3.70%, LOC PNC Bank, VRDN   6,300,000  6,300,000
Philadelphia Gen. Oblig. TRAN Series A 1997-98, 4.50% 6/30/98 10,100,000 10,111,970
Philadelphia Redev. Auth. School Rev. (School for the Deaf) 3.75%, LOC
PNC Bank, VRDN   3,500,000  3,500,000
Philadelphia School Dist. Participating VRDN, Series 1997-W,
3.80% (Liquidity Facility CoreStates Bank) (b)   3,000,000  3,000,000
Scranton-Lackawanna Health & Welfare Auth. (Elan Gardens Proj.) Series
1996,
3.80%, LOC PNC Bank, VRDN   3,400,000  3,400,000
South Fork Muni. Auth. Hosp. Rev. (Lee Hosp. Proj.) Series 1993-B,
3.80%, LOC PNC Bank, VRDN   5,215,000  5,215,000
Titusville Gen. Oblig. Participating VRDN, Series 1997,
3.80% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)   2,495,000
2,495,000
West Cornwall Muni. Auth. (Lebanon Valley Brethren Home)
3.60%, LOC CoreStates Bank, VRDN   875,000  875,000
York Fin. Rev. Series 1996, 3.80%, LOC First Union Nat'l. Bank, VRDN 4,000,000 4,000,000
  158,771,970
RHODE ISLAND - 0.1%
Rhode Island Health & Edl. Bldg. Rev. (Providence Country Day School)
Series 1996,
3.75%, LOC Fleet Nat'l. Bank, VRDN   1,995,000  1,995,000
SOUTH CAROLINA - 2.3%
South Carolina Cap. Impt. Participating VRDN, Series BT-27,
3.85% (Liquidity Facility Automatic Data Processing, Inc.) (b)
1,326,000  1,326,000
South Carolina Econ. Dev. Auth., VRDN:
Hosp. Rev. (St. Francis Hosp.) 3.75%, LOC Chase Manhattan Bank
5,000,000  5,000,000
 Healthcare Facs. Rev.:
 (Greenville Baptist Proj.) 3.65%, LOC Wachovia Bank, NA   10,400,000
10,400,000
  (Methodist Home Proj.) Series 1994, 3.75%, LOC NationsBank, NA 5,600,000 5,600,000
South Carolina Hsg. Fin. & Dev. Auth. Multi-Family Hsg. Rev. Rfdg.,
VRDN:
 (Charleston Oxford) Series 1990-B, 3.85% (Continental Casualty Co.
Guaranteed)    10,180,000  10,180,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
SOUTH CAROLINA - CONTINUED
 (Greenville Oxford) Series 1990-A, 3.85% (Continental Casualty Co.
Guaranteed)   $ 4,855,000 $ 4,855,000
 (Richland Oxford) Series 1990-C, 3.85% (Continental Casualty Co.
Guaranteed)    5,130,000  5,130,000
South Carolina Pub. Svc. Auth. Participating VRDN, Series 1996,
3.77% (Liquidity Facility Chase Manhattan Bank) (b)   6,900,000
6,900,000
Walhalla Rev. Rfdg. (Avondale Mills, Inc. Proj.) Series 1990, 3.70%,
LOC SunTrust Bank, Atlanta, VRDN   1,800,000  1,800,000
  51,191,000
TENNESSEE - 5.1%
Clarksville Pub. Bldg. Auth. Pooled Fing. Rev., VRDN:
 (City of Murfreesboro Loan) 3.70%, LOC NationsBank, Tennessee
4,000,000  4,000,000
 Series 1994, 3.70%, LOC NationsBank, Tennessee   1,100,000  1,100,000
 Series 1995, 3.70%, LOC NationsBank, NA   36,300,000  36,300,000
 3.70%, LOC NationsBank, NA   5,000,000  5,000,000
Jackson Health & Hsg. Multi-Family Hsg. Rev. Rfdg. (Post House North
Apts. Proj.)
3.85%, LOC SouthTrust Bank, Alabama, VRDN   3,680,000  3,680,000
Knoxville Participating VRDN, Series BT-57, 3.85%
(Liquidity Facility Automatic Data Processing, Inc.) (b)   3,540,000
3,540,000
Memphis Ctr. Fin. Corp. Rev. (Arbors of Hbr. Town Proj.) Series 1990, 3.50% (Northwestern Mutual Life Insurance Co. Guaranteed) VRDN 3,700,000 3,700,000
Memphis Gen. Impt. Participating VRDN, Series 1996, 3.80%
(Liquidity Facility Societe Generale, France) (b)   3,730,000
3,730,000
Metropolitan Gov't. of Nashville & Davidson County Gen. Oblig.
Participating VRDN,
Series SG-11, 3.80% (Liquidity Facility Societe Generale, France) (b)
 2,100,000  2,100,000
Metropolitan Gov't. of Nashville & Davidson County Health & Ed. Facs.,
VRDN:
Multi-Family Hsg. Rev. (Brentwood Oaks Apts.) 3.75%
 (Northwestern Mutual Life Insurance Co. Guaranteed)   2,920,000
2,920,000
 Rev. (McKendree Village, Inc. Proj.) 3.70%, LOC SunTrust Bank,
Nashville   5,000,000  5,000,000
Metropolitan Gov't. of Nashville & Davidson County Pooled Loan Ed. Prog. Rev. Series A,
3.70%, LOC NationsBank, Tennessee, VRDN   4,380,000  4,380,000
Montgomery County Pub. Bldg. Auth. Rev., VRDN:
 Series 1995, 3.70%, LOC NationsBank, Tennessee   32,070,000
32,070,000
 3.70%, LOC NationsBank, Tennessee   2,500,000  2,500,000
Sevier County Gen. Oblig., VRDN:
 Series D1, 3.70% (AMBAC Insured) (Liquidity Facility Kredietbank NV) 1,500,000 1,500,000
 Series D2, 3.70% (AMBAC Insured) (Liquidity Facility Kredietbank NV) 4,000,000 4,000,000
  115,520,000
TEXAS - 17.1%
Amarillo Health Facs. Corp. (Sears Panhandle Retirement Corp.) 3.80%,
LOC Texas Commerce Bank, NA, Houston, VRDN   1,200,000  1,200,000
Austin Combined Util. Sys. Series A, 3.80% 4/9/98, LOC Morgan Guaranty
Trust Co., NY, CP   5,000,000  5,000,000
Austin Higher Ed. Auth. (St. Edward's Univ.) Series 1995, 3.75%, LOC
NationsBank, Texas, VRDN   12,200,000  12,200,000
Austin Hsg. Fin. Corp. Multi-Family Hsg. Rev. (Riverchase Proj.)
Series 1985-A,
4%, LOC Household Finance Corp., VRDN   6,000,000  6,000,000
Austin Independent School Dist. adj. rate TRAN:
 4.24% 8/31/98 (c)   2,990,000  2,990,000
 4.24% 8/31/98 (c)   1,150,000  1,150,000
 4.24% 8/31/98 (c)   1,610,000  1,610,000
Brazos Hbr. Ind. Dev. Corp. Bonds (Dow Chemical Co. Proj.) Series
1986,
3.65% 6/1/98, CP mode   1,500,000  1,500,000
Brazos River Hbr. Navigation Dist. of Brazoria County Rev. Bonds
Series 1991,
3.45% 4/6/98, CP mode   13,900,000  13,900,000
Coastal Wtr. Auth of Texas Wtr. Conveyance Sys. Participating VRDN, 3.82% (Liquidity Facility Caisse des Depots et Consignations) (b) 6,195,000 6,195,000
Dallas-Fort Worth Reg. Arpt. Participating VRDN, Series SG-5, 3.80%
(Liquidity Facility Societe Generale, France) (b)   1,710,000
1,710,000
Dallas Area Rapid Transit Sales Tax Rev. Bonds Series A, 3.80%
4/16/98,
LOC Bayerische Landesbank Girozentale, Union Bank of Switzerland,
Westdeutsche Landesbank Girozentrale, CP mode   11,000,000  11,000,000
Denton Util. Sys. Rfdg. Participating VRDN, Series SG-32, 3.80%
(Liquidity Facility Societe Generale, France) (b)   1,000,000
1,000,000
Farmers Branch Ind. Dev. Corp. Rev. Rfdg. (PPG Ind., Inc. Proj.)
Series 1992, 3.75%, VRDN   3,700,000  3,700,000
Goose Creek Consolidated Independent School Dist. adj. rate TRAN:
 4.24% 8/28/98 (c)   1,775,000  1,775,000
 4.24% 8/28/98 (c)   1,250,000  1,250,000
Grapevine-Colleyville Independent School Dist. Participating VRDN,
Series SG-69,
3.80% (Liquidity Facility Society Generale, France) (b)   6,575,000
6,575,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
TEXAS - CONTINUED
Greater East Texas Higher Ed. Auth. Student Loan Rev. Rfdg. Bonds
Series 1992-A,
4.05%, tender 9/1/98, LOC Student Loan Marketing Assoc.  $ 10,200,000
$ 10,200,000
Guadalupe Blanco River Auth. Poll. Cont. Rev. Rfdg. (Central Pwr. &
Lt. Co.)
3.80%, LOC ABN-AMRO Bank NV, VRDN   2,950,000  2,950,000
Harris County Health Facs. Dev. Corp. Rev., VRDN:
 (Aces Greater Houston Pooled Health) Series1985-A,
 3.75%, LOC Texas Commerce Bank, NA, Houston   3,600,000  3,600,000
 (School Health Care Sys.) Series 1997-C,
 3.70% (BPA Credit Swiss First Boston)   2,500,000  2,500,000
 (St. Lukes Hosp.) Series A, 3.75% (BPA Morgan Guaranty Trust Co., NY) 15,000,000 15,000,000
Harris County Toll Tax Series 1994B, 3.65% (BPA Morgan Guaranty Trust
Co., NY) VRDN   12,325,000  12,325,000
Houston Gen. Oblig. TRAN Series 1997-A:
4.118% 4/15/98 (c)   1,250,000  1,250,000
 4.126% 4/15/98 (c)   3,250,000  3,250,000
Houston Hsg. Fin. Corp. Single Family Mtg. Participating VRDN, Series
PT-1,
3.80% (Liquidity Facility Banque Nationale de Paris) (b)   10,335,000
10,335,000
Houston Participating VRDN, Series SG-28, 3.80% (Liquidity Facility
Societe Generale, France) (b)   4,000,000  4,000,000
Houston Wtr. & Swr. Sys.:
Series A, CP:
  3.50% 4/1/98, LOC Westdeutsche Landesbank Girozentrale, Credit Swiss
First Boston   9,300,000  9,300,000
  3.25% 4/6/98, LOC Westdeutsche Landesbank Girozentrale, Credit Swiss
First Boston   3,500,000  3,500,000
  3.70% 8/3/98, LOC Westdeutsche Landesbank Girozentrale, Credit Swiss
First Boston   5,300,000  5,300,000
 Participating VRDN:
  Series 1998, 3.80% (Liquidity Facility Bank of New York, NA) (b) 10,100,000 10,100,000
  3.80% (Liquidity Facility Bank of New York, NA) (b)   7,000,000
7,000,000
  Series SG-24, 3.80% (Liquidity Facility Societe Generale, France)
(b)   1,000,000  1,000,000
Lower Colorado River Auth. Elec. Participating VRDN, Series 59, 3.85%
(Liquidity Facility Automatic Data Processing, Inc.) (b)   8,200,000
8,200,000
Matagorda County Navigation Dist #1 Participating VRDN, Series 1989-C,

3.82% (Liquidity Facility Caisse des Depots et Consignations) (b) 4,880,000 4,880,000
North Central Texas Health Facs. Dev. Corp. Hosp. Rev. Bonds (Methodist Hosp. of Dallas)
Series 1991 A, 3.75% 4/9/98 (MBIA Insured) (BPA Rabobank Nederland
Coop. Central) CP mode   12,400,000  12,400,000
Plano Health Facs. Dev. Corp. Hosp. Rev. Bonds (Childrens & Presbyterian Healthcare Ctr.)
3.60% 4/8/98 (MBIA Insured) (BPA Texas Commerce Bank, NA, Houston) CP
mode   2,000,000  2,000,000
Port Arthur Navigation Dist. Poll. Cont. Rev. Rfdg. (Texaco, Inc.
Proj.) Series 1994, 3.80%, VRDN   1,300,000  1,300,000
San Antonio Elec. & Gas Sys. Participating VRDN, Series 1997:
3.80% (Liquidity Facility Societe Generale, France) (b)   17,200,000
17,200,000
 3.80% (Liquidity Facility Societe Generale, France) (b)   8,280,000
8,280,000
San Antonio Elec. & Gas Sys. Rev. Series A, CP:
3.60% 4/6/98   3,300,000  3,300,000
 3.40% 4/17/98   1,600,000  1,600,000
San Antonio Hotel Occupancy Tax Participating VRDN, Series SG-51,
3.80% (Liquidity Facility Societe Generale, France) (b)   2,100,000
2,100,000
San Antonio Participating VRDN, Series 1996, 3.82% (Liquidity Facility
Citibank, NA) (b)   7,500,000  7,500,000
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ.) 3.80%,
LOC Morgan Guaranty Trust Co., NY, J.P. Morgan, Delaware, VRDN
2,000,000  2,000,000
Tarrant County Health Facs. Dev. Corp. Rev. (Adventist Health Sys.
Sunbelt)
Series 1996-A, 3.75%, LOC SunTrust Bank, Orlando, VRDN   3,940,000
3,940,000
Texas A&M Univ. Sys. Permanent Univ. Sub Lien Notes 3.50% 4/7/98
(Liquidity Facility Morgan Guaranty Trust Co., NY) CP mode   5,800,000
5,800,000
Texas A&M Univ. Sys. Participating VRDN, Series SG-21,
3.80% (Liquidity Facility Societe Generale, France) (b)   1,400,000
1,400,000
Texas A&M Univ. Participating VRDN, Series 15, 3.80% (BPA Bankers
Trust Co., NY) (b)   5,445,000  5,445,000
Texas Dept. of Hsg. & Commty. Affairs Participating VRDN, Series PT-9,

3.80% (Liquidity Facility Commerzbank, AG) (b)   3,040,000  3,040,000
Texas Gen. Oblig. Series 1997-B, 3.55% 4/22/98, CP   11,700,000
11,700,000
Texas Gen. Oblig. TRAN 4.75% 8/31/98   66,700,000  66,958,770
Texas Hsg. & Commty. Participating VRDN, Series PA-126, 3.80%
(Liquidity Facility Merrill Lynch & Co., Inc.) (b)   3,725,000
3,725,000
Texas Muni. Pwr. Agcy. Rev. 3.50% 4/14/98, CP   11,100,000  11,100,000
Texas Pub. Fin. Auth. Participating VRDN:
Series 1996-CB2, 3.80% (Liquidity Facility Chase Manhattan Bank) (b) 2,300,000 2,300,000
 Series 97C4301, 3.77% (Liquidity Facility Citibank, NA) (b)
4,800,000  4,800,000
Texas Wtr. Dev. Board Participating VRDN, Series SGA-23, 3.80%
(Liquidity Facility Societe Generale, France) (b)   1,900,000
1,900,000
Univ. of Texas Sys. Permanent Univ. Fund Bonds:
 Series A, 3.80% 4/9/98 (Liquidity Facility Bayerische Landesbank
Girozentrale) CP mode   7,220,000  7,220,000
 3.60% 4/7/98 (Liquidity Facility Bayerische Landesbank Girozentrale)
CP mode   7,220,000  7,220,000
  387,673,770
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
UTAH - 1.4%
Emery County Poll. Cont. Rev. Rfdg. (Pacificorp. Proj.) Series 1994, 3.80% (AMBAC Insured) (BPA Bank of Nova Scotia) VRDN $ 1,300,000 $ 1,300,000
Intermountain Pwr. Agcy. Rev. Series 1997-B:
 3.50% 4/1/98 (Liquidity Facility Bank of Nova Scotia) CP   6,400,000
6,400,000
 3.50% 4/6/98 (Liquidity Facility Bank of Nova Scotia) CP   5,600,000
5,600,000
Intermountain Pwr. Agcy. Rev. Rfdg. Bonds Series E, 3.50% 4/28/98,
LOC Bank of America Nat'l. Trust & Savings, CP mode   1,600,000
1,600,000
Intermountain Pwr. Agcy. Pwr. Supply Rfdg. Participating VRDN, Series
96C4402,
3.82% (Liquidity Facility Citibank, NA) (b)   4,800,000  4,800,000
Intermountain Pwr. Agcy. Rev. Bonds Series F, 3.65% 9/11/98 (AMBAC
Insured)
(BPA Union Bank of Switzerland) CP mode   2,300,000  2,300,000
Taylorsville Ind. Dev. Rev. (BDS Hermes Assoc. Proj.) 3.75%, LOC
BankOne, Arizona, VRDN   5,145,000  5,145,000
Timpanogos Spl. Svc. Dist. Participating VRDN, Series SG-83,
3.80% (Liquidity Facility Societe Generale, France) (b)   4,800,000
4,800,000
  31,945,000
VIRGINIA - 5.8%
Chesapeake Ind. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. Pwr.
Co.)
Series 1985, 3.60% 9/11/98, CP mode   1,100,000  1,100,000
Chesterfield County Ind. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. Pwr. Co.):
 Series 1985, 3.80% 5/15/98, CP mode   2,400,000  2,400,000
 Series 1987A:
  3.10% 4/2/98, LOC Bank of Tokyo-Mitsubishi Ltd. (Liquidity Facility Bank of New York, NA,
  NationsBank, NA, Sanwa Bank Ltd.) CP mode   14,000,000  14,000,000
  3.65% 7/17/98, LOC Bank of Tokyo-Mitsubishi Ltd. (Liquidity Facility Bank of New York, NA,
  NationsBank, NA, Sanwa Bank Ltd.) CP mode   2,350,000  2,350,000
 Series B:
  3.50% 6/11/98, CP mode   1,500,000  1,500,000
  3.60% 7/10/98, CP mode   4,000,000  4,000,000
  3.60% 7/13/98, CP mode   5,000,000  5,000,000
  3.60% 7/14/98, CP mode   2,985,000  2,985,000
  3.60% 7/16/98, CP mode   2,000,000  2,000,000
Fairfax County Public Impt. Participating VRDN, Series PA-149, 3.80%
(Liquidity Facility Merrill Lynch & Co., Inc.) (b)   5,590,000
5,590,000
Louisa County Ind. Dev. Auth. Rev. Series 1995, 3.70%, LOC
NationsBank, NA, VRDN   620,000  620,000
Louisa Ind. Dev. Auth Poll. Cont. Rev. Bonds (Virginia Elec. Pwr.
Co.):
 Series 1985:
  3.55% 4/1/98, CP mode   18,900,000  18,900,000
  3.60% 7/10/98, CP mode   3,900,000  3,900,000
  3.60% 7/10/98, CP mode   4,800,000  4,800,000
  3.60% 7/13/98, CP mode   8,000,000  8,000,000
  3.60% 7/16/98, CP mode   2,700,000  2,700,000
  3.60% 7/16/98, CP mode   2,500,000  2,500,000
Prince William County Ind. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. Pwr. Co.):
 3.80% 5/15/98, CP mode   1,700,000  1,700,000
 3.10% 4/2/98, CP mode   1,100,000  1,100,000
Richmond Gen. Oblig. Series B, VRDN:
3.70%, LOC NationsBank, NA   11,730,000  11,730,000
 3.70%, LOC NationsBank, NA   20,100,000  20,100,000
Roanoke Ind. Dev. Auth. Hosp. Rev. (Carilion Health Sys.) Series
1997-B,
3.85% (Liquidity Facility NationsBank, NA) VRDN   3,500,000  3,500,000
Virginia Gen. Oblig. Series 1997, 3.60% 4/8/98, CP   3,000,000
3,000,000
Virginia Hsg. Dev. Auth. Hsg. Rev. (AHC Svc. Corp.) Series 1987-A,
4.10%,
LOC Bank of Tokyo-Mitsubishi Ltd., VRDN   6,200,000  6,200,000
York County Ind. Dev. Rev. Rfdg. (Philip Morris Co., Inc. Proj.)
Series 1992, 3.80%, VRDN   1,000,000  1,000,000
  130,675,000
WASHINGTON - 4.5%
Washington Gen. Oblig. Participating VRDN, Series 1993-C,
3.82% (Liquidity Facility Citibank, NA) (b)   21,700,000  21,700,000
Washington State Motor Vehicle Fuel Tax Participating VRDN, Series
964701,
3.82% (Liquidity Facility Citibank, NA) (b)   17,200,000  17,200,000
Kent Gen. Oblig. Participating VRDN, Series SGA-27,
3.80% (Liquidity Facility Societe Generale, France) (b)   4,100,000
4,100,000
Seattle Ltd. Tax Gen. Oblig. Participating VRDN, Series SG-12,
3.80% (Liquidity Facility Societe Generale, France) (b)   7,400,000
7,400,000
MUNICIPAL SECURITIES (A) - CONTINUED
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
WASHINGTON - CONTINUED
Washington Gen. Oblig. Participating VRDN:
 Series SGA-37, 3.80% (Liquidity Facility Societe Generale, France)
(b)  $ 7,000,000 $ 7,000,000
 Series 125, 3.80% (BPA Bankers Trust Co., NY) (b)   9,575,000
9,575,000
 Series 195, 3.80% (Liquidity Facility Bankers Trust Co., NY) (b) 3,100,000 3,100,000
 Series SGA-34, 3.80% (Liquidity Facility Societe Generale, France)
(b)   8,335,000  8,335,000
 Series SGA-36, 3.80% (Liquidity Facility Societe Generale, France)
(b)   2,000,000  2,000,000
Washington Gen. Oblig. Participating VRDN, Series 1996, 3.82%
(Liquidity Facility Citibank, NA) (b)   9,900,000  9,900,000
Washington Pub. Pwr. Supply Sys. Participating VRDN, Series BT-61, 3.95% (Liquidity Facility Automatic Data Processing, Inc.) (b) 1,200,000 1,200,000
Washington Pub. Pwr. Supply Sys. Elec. Rev. Rfdg., VRDN:
Series 1993 3A-2, 3.625%, LOC Bank of America Nat'l. Trust & Savings 5,500,000 5,500,000
 Series 1993-3A-3, 3.625%, LOC Nat'l. Westminster Bank, PLC
4,880,000  4,880,000
  101,890,000
WEST VIRGINIA - 0.3%
Cabell County Nursing & Rehab Rev. Series 1993, 3.75%, LOC
NationsBank, NA, VRDN   1,985,000  1,985,000
Kanawha County Commercial Dev. Rev. Rfdg. (McJunkin Corp. Proj.)
Series 1991,
3.75%, LOC NationsBank, NA, VRDN   3,735,000  3,735,000
  5,720,000
WISCONSIN - 1.4%
Elkhorn Area School Dist. BAN 4.25% 4/1/98   565,000  565,020
Milwaukee School Dist. RAN 4.25% 8/27/98   8,800,000  8,814,114
Rothschild Village Poll. Cont. Rev. (Weyherhaeuser Co. Proj.) Series
1982, 3.75%, VRDN   2,400,000  2,400,000
Wausau School Dist. TRAN 4.25% 9/16/98   5,900,000  5,908,360
Wisconsin Gen. Oblig. Participating VRDN, Series 1992, 3.80%
(Liquidity Facility Bankers Trust Co., NY) (b)   3,400,000  3,400,000
Wisconsin Health & Edl. Facs.:
 (Alexian Village of Milwaukee) 3.95% 4/3/98 (LOC Sumitomo Bank Ltd.,
Japan) CP mode   3,000,000  3,000,000
 (Felician Svc., Inc.) 3.70% (AMBAC Insured) (BPA First Nat'l. Bank of
Chicago) VRDN   8,600,000  8,600,000
  32,687,494
WYOMING - 0.2%
Wyoming Commty. Dev. Auth. Participating VRDN, Series 1997 1 & 3, 3.80% (Liquidity Facility Bayerische Hypotheken-und Wechsel Bank) (b)
 2,540,000  2,540,000
Wyoming Gen. Oblig. TRAN 4.25% 6/26/98   2,100,000  2,102,008
  4,642,008
MULTIPLE STATES - 0.4%
Stephens Equity Trust I Participating VRDN, Series 1996, 3.82%,
LOC Bayerische Hypotheken-und Wechsel Bank (b)   11,000,000
11,000,000
TOTAL INVESTMENTS - 100%  $ 2,269,845,084
Total Cost for Income Tax Purposes  $ 2,269,845,348
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Provides evidence of ownership in one or more underlying municipal bonds.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Austin Independent
School Dist. adj. TRAN:
 4.24%, 8/31/98   11/19/97 $2,990,000
 4.24%, 8/31/98   12/2/97 $1,150,000
 4.24%, 8/31/98   11/10/97 $1,610,000
Goose Creek
Consolidated
Independent School
Dist. adj. TRAN:
 4.24%, 8/28/98   12/10/97 $1,775,000
 4.24%, 8/28/98   11/12/97 $1,250,000
Houston Gen.
Oblig. TRAN
Series 1997-A:
 4.118%, 4/15/98   10/29/97 $1,250,000
 4.126%, 4/15/98   11/5/97 $3,250,000
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $13,275,000 or 0.6% of net assets (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At May 31, 1997, the fund had a capital loss carryforward of approximately $496,000 all of which will expire on May 31, 2005. FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                               MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE - SEE ACCOMPANYING SCHEDULE                 $ 2,269,845,084

CASH                                                                            262,539

INTEREST RECEIVABLE                                                             17,901,013

 TOTAL ASSETS                                                                   2,288,008,636

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                $ 78,896,849

DISTRIBUTIONS PAYABLE                                             4,626,947

ACCRUED MANAGEMENT FEE                                            319,859

DISTRIBUTION FEES PAYABLE                                         11,811

OTHER PAYABLES AND                                                168,105
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                              84,023,571

NET ASSETS                                                                     $ 2,203,985,065

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 2,204,241,197

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                             (256,132)

NET ASSETS                                                                     $ 2,203,985,065


CLASS I:                                    $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($2,135,883,801 (DIVIDED BY)
 2,136,132,019 SHARES)

CLASS II:                                   $1.00
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER
 SHARE ($30,829,342 (DIVIDED BY)
 30,832,925 SHARES)

CLASS III:                                  $1.00
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($37,271,922 (DIVIDED BY)
 37,276,253 SHARES)


STATEMENT OF OPERATIONS
                                                        YEAR ENDED MARCH 31, 1998

INTEREST INCOME                                                      $ 85,459,254

EXPENSES

MANAGEMENT FEE                                         $ 4,572,721

TRANSFER AGENT FEES

 CLASS I                                                582,299

 CLASS II                                               10,962

 CLASS III                                              10,846

DISTRIBUTION FEES

 CLASS II                                               62,927

 CLASS III                                              97,356

ACCOUNTING FEES AND EXPENSES                            288,482

NON-INTERESTED TRUSTEES' COMPENSATION                   14,589

CUSTODIAN FEES AND EXPENSES                             126,580

REGISTRATION FEES

 CLASS I                                                164,333

 CLASS II                                               54,659

 CLASS III                                              48,767

AUDIT                                                   58,019

LEGAL                                                   12,750

 TOTAL EXPENSES BEFORE REDUCTIONS                       6,105,290

 EXPENSE REDUCTIONS                                     (1,416,150)   4,689,140

NET INTEREST INCOME                                                   80,770,114

REALIZED AND UNREALIZED GAIN (LOSS)                                   143,752
NET REALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES

INCREASE (DECREASE) IN NET                                            (104)
UNREALIZED GAIN FROM ACCRETION
OF DISCOUNT

NET GAIN (LOSS) ON INVESTMENTS                                        143,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 80,913,762




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31,        MARCH 31,
                                                                                     1998             1997
OPERATIONS                                                                           $ 80,770,114     $ 71,100,888
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                                             143,752          (408,602)

 INCREASE (DECREASE) IN NET UNREALIZED GAIN FROM ACCRETION OF DISCOUNT                (104)            104

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      80,913,762       70,692,390

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INTEREST INCOME

  CLASS I                                                                             (78,055,074)     (66,743,867)

  CLASS II                                                                            (1,433,516)      (3,926,325)

  CLASS III                                                                           (1,281,524)      (430,696)

 TOTAL DISTRIBUTIONS                                                                  (80,770,114)     (71,100,888)

SHARE TRANSACTIONS - NET INCREASE (DECREASE) AT NET ASSET VALUE OF $1.00 PER SHARE:

 CLASS I                                                                              113,557,163      215,665,722

 CLASS II                                                                             (29,425,399)     59,290,424

 CLASS III                                                                            10,958,613       25,329,175

 TOTAL SHARE TRANSACTIONS                                                             95,090,377       300,285,321

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             95,234,025       299,876,823

NET ASSETS

 BEGINNING OF PERIOD                                                                  2,108,751,040    1,808,874,217

 END OF PERIOD                                                                       $ 2,203,985,065  $ 2,108,751,040



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS - CLASS I
                                                       YEARS ENDED MARCH 31,            TEN MONTH    YEAR ENDED
                                                                                      PERIOD ENDED    MAY 31,
                                                                                         MARCH 31,

SELECTED PER-SHARE DATA                             1998         1997         1996        1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                1.000        1.000        1.000       1.000        1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                 .035         .033         .036         .027         .024

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                           (.035)       (.033)       (.036)       (.027)       (.024)

NET ASSET VALUE, END OF PERIOD                    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN B                                      3.60%        3.40%        3.70%        2.74%        2.44%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)           $ 2,135,884  $ 2,022,191  $ 1,806,918  $ 1,876,815  $ 2,390,663

RATIO OF EXPENSES TO AVERAGE NET ASSETS             .20% C       .20% C       .19% C       .18% A, C    .18% C

RATIO OF NET INTEREST INCOME TO AVERAGE
NET ASSETS                                          3.54%        3.34%        3.64%        3.20% A      2.41%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
  YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS
  WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
  NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
FINANCIAL STATEMENTS - CONTINUED




FINANCIAL HIGHLIGHTS - CLASS II
                                                       YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                              1998      1997      1996 D
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .034      .032      .013

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.034)    (.032)    (.013)

NET ASSET VALUE, END OF PERIOD                       $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B                                         3.44%     3.25%     1.34%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 30,829  $ 60,247  $ 968

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .35% C    .35% C    .35% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     3.41%     3.21%     3.17% A






FINANCIAL HIGHLIGHTS - CLASS III
                                                                                 YEARS ENDED MARCH 31,

SELECTED PER-SHARE DATA                                                       1998      1997      1996 E
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 1.000   $ 1.000   $ 1.000

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                             .033      .031      .013

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                                       (.033)    (.031)    (.013)

NET ASSET VALUE, END OF PERIOD                                                $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B                                                                  3.34%     3.14%     1.30%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                       $ 37,272  $ 26,313  $ 988

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                         .45% C    .45% C    .45% A, C

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                              3.28%     3.09%     3.00% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE
  BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS II SHARES) TO MARCH 31, 1996.
E FOR THE PERIOD NOVEMBER 6, 1995 (COMMENCEMENT OF SALE
  OF CLASS III SHARES) TO MARCH 31, 1996.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED MARCH 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Treasury Only (formerly a fund of Daily Money Fund, a trust), Treasury, Government, Domestic and Money Market are funds of Fidelity Institutional Cash Portfolios (a trust). Rated Money Market is a fund of Fidelity Money Market Trust (a trust). Tax-Exempt is a fund of Fidelity Institutional Tax-Exempt Cash Portfolios (a trust). Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust and is authorized to issue an unlimited number of shares. At a special meeting of the shareholders of Rated Money Market and Tax-Exempt, held on December 30, 1997, shareholders approved an agreement and Plan of Reorganization of both funds into Fidelity Institutional Cash Portfolios, effective on or about May 29, 1998. On March 19, 1998, the Board of Trustees approved a change in the names of Fidelity Institutional Cash Portfolios and each fund, effective May 29, 1998 as follows: Fidelity Institutional Cash Portfolios will change its name to Colchester Street Trust and Treasury Only, Treasury, Government, Domestic, Money Market, Rated Money Market and Tax-Exempt will change their names to Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, Rated Money Market Portfolio and Tax-Exempt Portfolio, respectively.
Each fund currently offers three classes of shares, Class I, Class II and Class III, each of which has equal rights as to assets and voting privileges except that each class bears different distribution and transfer agent expenses and certain registration fees. Each class has exclusive voting rights with respect to its distribution plans.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For Tax-Exempt, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
ALLOCATED EARNINGS AND EXPENSES. Interest income, expenses (other than expenses incurred under the Distribution and Service Plan, Transfer Agent Agreement and certain registration fees for each class) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets. DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Income dividends are declared separately for each class.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
REVERSE REPURCHASE AGREEMENTS. For Government and Money Market, when a reverse repurchase agreement was outstanding, each fund identified cash and liquid securities as segregated in their custodian records with a value at least equal to each fund's obligation under the agreement.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facitlity allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. JOINT TRADING ACCOUNT.
At the end of the period, the following funds had 20% or more of their total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The maturity values of the joint trading account investments having variable rates are calculated based on the rate at period end. The maturity values of the joint trading account investments were $366,682,540 at 5.94%, $530,130,925 at 5.97%, $3,643,604,699 at 5.98%,
$302,887,500 at 5.50%, $58,494,418 at 5.48%, $171,581,425 at 5.49%,
$335,643,930 at 5.49%, $30,831,092 at 5.51%, and $82,200,000 at 5.50%
for Treasury, and $1,287,411,505 at 6.08%, $141,939,000 at 5.54%,
$28,402,111 at 5.50%, $93,759,888 at 5.55%, $100,492,444 at 5.54%,
$90,693,750 at 5.55%, $51,351,389 at 5.56%, $127,138,991 at 5.94%, and
$2,806,466 at 5.98% for Government. The investments in repurchase agreements through the joint trading account are summarized as follows:
SUMMARY OF JOINT TRADING
DATED MARCH 31, 1998, DUE APRIL 1, 1998 AT 5.94%
Number of dealers or banks 8
Maximum amount with one dealer or bank 20.6%
Aggregate principal amount of agreements $627,561,000
Aggregate maturity amount of agreements $627,664,629
Aggregate market value of transferred assets $641,253,057
Coupon rates of transferred assets 0% to 11.88%
Maturity dates of transferred assets 4/9/98 to 8/15/27

DATED MARCH 31, 1998, DUE APRIL 1, 1998 AT 5.97%
Number of dealers or banks 6
Maximum amount with one dealer or bank 34.3%
Aggregate principal amount of agreements $540,000,000
Aggregate maturity amount of agreements $540,089,577
Aggregate market value of transferred assets $551,696,193
Coupon rates of transferred assets 0% to 10.38%
Maturity dates of transferred assets 4/23/98 to 8/15/27
DATED MARCH 31, 1998, DUE APRIL 1, 1998 AT 5.98%
Number of dealers or banks 14
Maximum amount with one dealer or bank 30.2%
Aggregate principal amount of agreements $4,567,670,000
Aggregate maturity amount of agreements $4,568,428,184
Aggregate market value of transferred assets $4,664,666,414
Coupon rates of transferred assets 0% to 11.88%
Maturity dates of transferred assets 4/23/98 to 11/15/27
DATED MARCH 31, 1998, DUE APRIL 1, 1998 AT 6.08%
Number of dealers or banks 5
Maximum amount with one dealer or bank 32.4%
Aggregate principal amount of agreements $1,542,194,000
Aggregate maturity amount of agreements $1,542,454,594
Aggregate market value of transferred assets $1,577,321,906
Coupon rates of transferred assets 0% to 9%
Maturity dates of transferred assets 4/10/98 to 8/1/37
DATED JANUARY 7, 1998, DUE APRIL 7, 1998 AT 5.54%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $200,000,000
Aggregate maturity amount of agreements $202,770,000
Aggregate market value of transferred assets $204,037,564
Coupon rate of transferred assets 6.20%
Maturity date of transferred assets 4/1/34
DATED JANUARY 16, 1998, DUE APRIL 20, 1998 AT 5.50%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $40,000,000
Aggregate maturity amount of agreements $40,574,444
Aggregate market value of transferred assets $42,293,551
Coupon rates of transferred assets 0% to 10.50%
Maturity dates of transferred assets 8/1/98 to 2/1/28
DATED FEBRUARY 26, 1998, DUE APRIL 20, 1998 AT 5.55%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $200,000,000
Aggregate maturity amount of agreements $201,634,167
Aggregate market value of transferred assets $204,000,000
Coupon rates of transferred assets 6.20% to 7%
Maturity dates of transferred assets 12/1/24 to 4/1/35
3. JOINT TRADING ACCOUNT - CONTINUED

DATED MARCH 19, 1998, DUE APRIL 20, 1998 AT 5.54%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $100,000,000
Aggregate maturity amount of agreements $100,492,444
Aggregate market value of transferred assets $102,191,850
Coupon rates of transferred assets 6% to 7.50%
Maturity dates of transferred assets 11/1/07 to 12/1/27
DATED FEBRUARY 26, 1998, DUE APRIL 30, 1998 AT 5.50%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $350,000,000
Aggregate maturity amount of agreements $353,368,750
Aggregate market value of transferred assets $357,072,189
Coupon rates of transferred assets 0% to 14%
Maturity dates of transferred assets 4/2/98 to 2/15/27
DATED MARCH 11, 1998, DUE APRIL 30, 1998 AT 5.55%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $200,000,000
Aggregate maturity amount of agreements $201,541,667
Aggregate market value of transferred assets $206,169,372
Coupon rate of transferred assets 8.50%
Maturity date of transferred assets 9/15/24 to 12/15/27
DATED MARCH 4, 1998, DUE MAY 4, 1998 AT 5.49%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $200,000,000
Aggregate maturity amount of agreements $201,860,500
Aggregate market value of transferred assets $204,041,251
Coupon rates of transferred assets 0% to 14%
Maturity dates of transferred assets 4/2/98 to 2/15/27
DATED MARCH 9, 1998, DUE MAY 4, 1998 AT 5.48%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $70,000,000
Aggregate maturity amount of agreements $70,596,711
Aggregate market value of transferred assets $71,414,438
Coupon rates of transferred assets 0% to 14%
Maturity dates of transferred assets 4/2/98 to 2/15/27
DATED MARCH 10, 1998, DUE JUNE 10, 1998 AT 5.49%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $400,000,000
Aggregate maturity amount of agreements $405,612,000
Aggregate market value of transferred assets $411,296,524
Coupon rates of transferred assets 5.13% to 14%
Maturity dates of transferred assets 12/31/98 to 11/15/27

DATED JANUARY 6, 1998, DUE JULY 6, 1998 AT 5.51%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $250,000,000
Aggregate maturity amount of agreements $256,925,764
Aggregate market value of transferred assets $256,185,356
Coupon rate of transferred assets 6.38%
Maturity date of transferred assets 5/15/00
DATED JANUARY 7, 1998, DUE JULY 6, 1998 AT 5.50%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $80,000,000
Aggregate maturity amount of agreements $82,200,000
Aggregate market value of transferred assets $81,600,623
Coupon rate of transferred assets 5.50%
Maturity date of transferred assets 3/31/00
DATED MARCH 23, 1998, DUE SEPTEMBER 14, 1998 AT 5.56%
Number of dealers or banks 1
Maximum amount with one dealer or bank 100%
Aggregate principal amount of agreements $300,000,000
Aggregate maturity amount of agreements $308,108,333
Aggregate market value of transferred assets $309,009,753
Coupon rate of transferred assets 8.50%
Maturity dates of transferred assets 11/15/17 to 12/15/27
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser (effective May 31, 1997 for Treasury Only and January 1, 1998 for Rated Money Market), FMR receives a fee that is computed daily at an annual rate of .20% of average net assets.
For Treasury Only (prior to May 31, 1997) and Rated Money Market (prior to January 1, 1998), FMR paid all expenses except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR received a fee that was computed daily at an annual rate of .42% of each funds' average net assets, reduced by the fees and expenses paid by each fund to the non-interested Trustees.
SUB-ADVISER FEE. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans) of Class II and Class III, and in accordance with Rule 12b-1 of the 1940 Act, Class II and Class III pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on an annual rate of .15% and .25% of the average net assets, respectively. For the period, the distribution fees received by FDC on behalf of each class are shown on each fund's Statement of Operations. Of the fees paid to FDC by Class II
4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED of Treasury Only, Class II of Treasury, and Class III of Government, approximately $19,000, $77,000, and $10,000, respectively, were retained by FDC. All of the fees paid to FDC by the remaining classes were paid to security dealers, banks and other financial institutions for selling Class II and Class III shares and providing shareholder support services.
Under the Plans of Class I, Class II, and Class III, FMR may use its resources to pay administrative and promotional expenses related to the sale of each fund's class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize FMR to pay FDC for payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, FMR made payments through FDC to third parties under the Plans of approximately:
 CLASS I CLASS II CLASS III
Treasury Only $ 146,000 $ 3,000 $ 6,000
Treasury $ 97,000 $ 3,000 $ 31,000
Government $ 96,000 $ 3,000 $ 94,000
Domestic $ 17,000 $ 1,000 $ 4,000
Money Market $ 114,000 $ 8,000 $ 36,000
Rated Money Market $ - $ - $ -
Tax-Exempt $ 28,000 $ 2,000 $ 2,000
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for the funds except for Tax-Exempt. UMB Bank, n.a. (UMB) is the custodian, transfer and shareholder servicing agent for Tax-Exempt. UMB has entered into a sub-contract with FIIOC to perform the activities associated with the transfer and shareholder servicing agent functions for Tax-Exempt. FIIOC receives account fees and asset-based fees that vary according to account size. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of average net assets:

 CLASS I CLASS II CLASS III
Treasury Only .04%* .03%* .03%*
Treasury .03% .03% .02%
Government .03% .03% .03%
Domestic .04% .05% .03%
Money Market .02% .03% .03%
Rated Money Market .03%* .00%* .02%*
Tax-Exempt .03% .03% .03%
* Annualized
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the accounting records for the funds except for Tax-Exempt. UMB also has a sub-contract with FSC to maintain Tax-Exempt's accounting records. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and 12b-1 fees payable by Class II and Class III of each fund) above an annual rate of .20% (.18% for Money Market) of average net assets. For the period, the reimbursement reduced expenses by the following:
 CLASS I CLASS II CLASS III
Treasury Only $ 960,302 $ 53,777 $ 89,138
Treasury $ 2,373,250 $ 191,827 $ 1,491,764
Government $ 1,782,551 $ 138,180 $ 813,571
Domestic $ 702,364 $ 22,916 $ 89,996
Money Market $ 6,315,440 $ 116,067 $ 498,327
Rated Money Market $ 613,964 $ 34,983 $ 79,983
Tax-Exempt $ 1,220,139 $ 73,362 $ 67,599
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the each applicable fund's expenses. During the period, custodian fees were reduced by $11,810, $51, $8,855, $12,929, $3,030 and $47,848, under the custodian arrangements for Treasury Only, Treasury, Domestic, Money Market, Rated Money Market and Tax-Exempt, respectively. For Tax-Exempt, transfer agent fees for Class I were reduced by $7,202 under its transfer agent arrangement during the period.
6. BENEFICIAL INTEREST.
At the end of the period, certain shareholders were record owners of approximately 10% or more of the total outstanding shares of the following funds:
BENEFICIAL INTEREST
FUND  NUMBER OF SHAREHOLDERS % OWNERSHIP
Treasury Only  2 28%
Treasury  1 27%
Tax-Exempt  1 17%
Government  1 15%
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:



                                                                                     YEAR ENDED         YEAR ENDED
                                                                                     MARCH 31,          MARCH 31,

                                                                                     1998               1997

TREASURY ONLY CLASS I                                                                $ 3,763,808,828    $ 4,229,941,785
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                    12,396,796         12,828,520

SHARES REDEEMED                                                                       (3,990,429,016)    (4,447,100,336)

NET INCREASE (DECREASE) IN SHARES                                                    $ (214,223,392)    $ (204,330,031)

TREASURY ONLY CLASS II                                                               $  353,599,058     $  298,699,093
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                    1,098,235            554,623

SHARES REDEEMED                                                                        (374,357,881)      (242,846,602)

NET INCREASE (DECREASE) IN SHARES                                                    $ (19,660,588)     $  56,407,114

TREASURY ONLY CLASS III                                                              $ 458,981,861      $ 244,892,862
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                   1,415,477            686,016

SHARES REDEEMED                                                                       (395,939,453)      (213,665,921)

NET INCREASE (DECREASE) IN SHARES                                                    $ 64,457,885       $ 31,912,957

TREASURY CLASS I                                                                     $ 56,382,827,620   $ 51,392,833,560
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                    104,974,998        130,991,169

SHARES REDEEMED                                                                       (57,587,789,160)   (53,163,171,287)

                                                                                       (1,099,986,542)    (1,639,346,558)

ISSUED IN EXCHANGE FOR SHARES OF STATE & LOCAL ASSET
MANAGEMENT SERIES: U.S. GOVERNMENT PORTFOLIO                                         -                       103,373,186

NET INCREASE (DECREASE) IN SHARES                                                    $ (1,099,986,542)  $ (1,535,973,372)

TREASURY CLASS II                                                                    $ 11,473,941,319   $ 1,147,452,055
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                      3,111,085         2,108,503

SHARES REDEEMED                                                                       (11,156,445,957)   (1,100,225,749)

NET INCREASE (DECREASE) IN SHARES                                                    $ 320,606,447      $ 49,334,809

TREASURY CLASS III                                                                   $ 31,755,413,322   $ 25,507,021,888
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                     37,736,905         32,616,119

SHARES REDEEMED                                                                       (32,418,433,085)   (23,350,573,572)

NET INCREASE (DECREASE) IN SHARES                                                    $ (625,282,858)    $ 2,189,064,435

GOVERNMENT CLASS I                                                                   $ 32,090,184,246   $ 31,288,279,248
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                     77,830,952         63,368,555

SHARES REDEEMED                                                                       (31,450,409,491)   (31,605,172,055)

NET INCREASE (DECREASE) IN SHARES                                                    $ 717,605,707      $ (253,524,252)

GOVERNMENT CLASS II                                                                  $ 2,201,077,655    $ 1,467,303,108
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                     3,539,770          1,412,751

SHARES REDEEMED                                                                       (2,161,302,172)    (1,360,167,468)

NET INCREASE (DECREASE) IN SHARES                                                    $ 43,315,253       $ 108,548,391

GOVERNMENT CLASS III                                                                 $ 8,833,518,097    $ 5,816,665,826
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                               28,319,356
13,902,680

SHARES REDEEMED                                                                                      (8,846,243,887)
(5,366,035,152)

NET INCREASE (DECREASE) IN SHARES                                                    $ 15,593,566       $ 464,533,354

DOMESTIC CLASS I                                                                     $ 13,489,220,102   $ 12,924,621,129
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                 35,344,269         31,498,935

SHARES REDEEMED                                                                       (13,273,276,636)   (13,154,461,536)

NET INCREASE (DECREASE) IN SHARES                                                    $ 251,287,735      $ (198,341,472)

DOMESTIC CLASS II                                                                    $ 289,381,235      $ 35,713,425
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                 374,388            151,907

SHARES REDEEMED                                                                       (259,533,241)      (33,734,372)

NET INCREASE (DECREASE) IN SHARES                                                   $ 30,222,382       $ 2,130,960

DOMESTIC CLASS III                                                                  $ 807,974,724      $ 696,271,795
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                                2,910,394          2,897,940

SHARES REDEEMED                                                                      (859,302,969)      (624,846,724)

NET INCREASE (DECREASE) IN SHARES                                                  $ (48,417,851)     $ 74,323,011

MONEY MARKET CLASS I                                                               $ 65,588,662,837   $ 67,413,397,877
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                               336,986,110        299,702,868

SHARES REDEEMED                                                                     (65,255,552,989)   (65,464,948,260)

NET INCREASE (DECREASE) IN SHARES                                                  $ 670,095,958      $ 2,248,152,485

MONEY MARKET CLASS II                                                              $ 1,181,841,213    $ 1,362,898,014
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                               4,744,814          5,216,271

SHARES REDEEMED                                                                     (1,268,195,640)    (1,264,714,433)

NET INCREASE (DECREASE)                                                           $ (81,609,613)     $ 103,399,852

MONEY MARKET CLASS III                                                            $ 4,398,573,161    $ 4,306,231,929
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                              22,812,626         14,063,111

SHARES REDEEMED                                                                    (4,377,611,537)    (4,105,748,648)

NET INCREASE (DECREASE) IN SHARES                                                $ 43,774,250       $ 214,546,392

RATED MONEY MARKET CLASS I                                                       $ 2,739,637,975    $ 2,332,079,346
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                             15,109,212         12,977,967

SHARES REDEEMED                                                                   (2,763,814,126)    (2,255,932,419)

NET INCREASE (DECREASE) IN SHARES                                                $ (9,066,939)      $ 89,124,894

RATED MONEY MARKET CLASS II                                                      $ 478,273,085      $ 159,000,255
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                             1,451,336          420,837

SHARES REDEEMED                                                                   (470,566,779)      (149,962,537)

NET INCREASE (DECREASE) IN SHARES                                                $ 9,157,642        $ 9,458,555

RATED MONEY MARKET CLASS III                                                     $ 527,119,170      $ 110,378,099
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME                             2,304,718          498,792

SHARES REDEEMED                                                                   (470,679,681)      (95,832,430)

NET INCREASE (DECREASE) IN SHARES                                                $ 58,744,207       $ 15,044,461


7. SHARE TRANSACTIONS - CONTINUED

                                                         YEAR ENDED         YEAR ENDED
                                                         MARCH 31,          MARCH 31,

                                                         1998               1997

TAX-EXEMPT CLASS I                                       $ 11,327,645,715   $ 11,513,515,390
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    20,424,015         17,161,222

SHARES REDEEMED                                           (11,234,512,567)   (11,315,010,890)

NET INCREASE (DECREASE) IN SHARES                        $ 113,557,163      $ 215,665,722

TAX-EXEMPT CLASS II                                      $ 370,381,704      $ 560,462,788
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    1,356,603          3,641,145

SHARES REDEEMED                                           (401,163,706)      (504,813,509)

NET INCREASE (DECREASE) IN SHARES                        $ (29,425,399)     $ 59,290,424

TAX-EXEMPT CLASS III                                     $ 164,781,646      $ 114,945,562
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    1,159,670          362,928

SHARES REDEEMED                                           (154,982,703)      (89,979,315)

NET INCREASE (DECREASE) IN SHARES                        $ 10,958,613       $ 25,329,175


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Institutional Tax-Exempt Cash Portfolios and the Shareholders of Tax-Exempt
To the Trustees of Fidelity Institutional Cash Portfolios and the Shareholders of Treasury Only and
To the Trustees of Fidelity Money Market Trust and the Shareholders of Rated Money Market:
We have audited the accompanying statements of assets and liabilities of Fidelity Institutional Tax-Exempt Cash Portfolios: Tax-Exempt (Class I, II and III), Fidelity Institutional Cash Portfolios:
Treasury Only (Class I, II and III), and Fidelity Money Market Trust:
Rated Money Market (Class I, II and III), including the schedules of portfolio investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Institutional Tax-Exempt Cash
Portfolios: Tax-Exempt (Class I, II and III), Fidelity Institutional Cash Portfolios: Treasury Only (Class I, II and III), and Fidelity Money Market Trust: Rated Money Market (Class I, II and III) as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND LLP.
Boston, Massachusetts
May 1, 1998
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Institutional Cash Portfolios and the Shareholders of Treasury, Government, Domestic and Money Market:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Treasury, Government, Domestic and Money Market funds of Fidelity Institutional Cash Portfolios at March 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Institutional Cash Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
May 1, 1998
PROXY VOTING RESULTS


A special meeting of the funds' shareholders was held on December 30, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect as Trustees of Fidelity Institutional Cash Portfolios the following twelve nominees.
              # OF                 % OF
              SHARES VOTED         SHARES VOTED
RALPH F. COX
AFFIRMATIVE   15,985,195,154.210   97.765

WITHHELD      365,477,545.860      2.235

TOTAL         16,350,672,700.070   100.00

PHYLLIS BURKE DAVIS
AFFIRMATIVE   16,047,354,660.160   98.145

WITHHELD      303,318,039.910      1.855

TOTAL         16,350,672,700.070   100.00

ROBERT M. GATES
AFFIRMATIVE   16,048,187,490.350   98.150

WITHHELD      302,485,209.720      1.85

TOTAL         16,350,672,700.070   100.00

EDWARD C. JOHNSON 3D
AFFIRMATIVE   16,040,654,904.120   98.104

WITHHELD      310,017,795.950      1.896

TOTAL         16,350,672,700.070   100.00

E. BRADLEY JONES
AFFIRMATIVE   16,039,291,307.920   98.096

WITHHELD      311,381,392.150      1.904

TOTAL         16,350,672,700.070   100.00

DONALD J. KIRK
AFFIRMATIVE   16,048,202,095.350   98.150

WITHHELD      302,470,604.720      1.850

TOTAL         16,350,672,700.070   100.00

              # OF                 % OF
              SHARES VOTED         SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE   16,047,712,009.170   98.147

WITHHELD      302,960,690.900      1.853

TOTAL         16,350,672,700.070   100.00

WILLIAM O. MCCOY
AFFIRMATIVE   16,048,205,984.350   98.150

WITHHELD      302,466,715.720      1.850

TOTAL         16,350,672,700.070   100.00

GERALD C. MCDONOUGH
AFFIRMATIVE   16,048,180,227.350   98.150

WITHHELD      302,492,472.720      1.850

TOTAL         16,350,672,700.070   100.00

MARVIN L. MANN
AFFIRMATIVE   16,048,204,111.350   98.150

WITHHELD      302,468,588.720      1.850

TOTAL         16,350,672,700.070   100.00

ROBERT C. POZEN
AFFIRMATIVE   16,048,188,205.350   98.150

WITHHELD      302,484,494.720      1.850

TOTAL         16,350,672,700.070   100.00

THOMAS R. WILLIAMS
AFFIRMATIVE   16,048,202,095.350   98.150

WITHHELD      302,470,604.720      1.850

TOTAL         16,350,672,700.070   100.00

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P and Price
Waterhouse LLP as as independent accountants of the funds.
TREASURY ONLY
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   874,307,652.970   99.850

AGAINST       1,317,313.580     0.150

ABSTAIN       .000              0.000

TOTAL         875,624,966.550   100.00

TREASURY
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   5,692,043,289.511   94.660

AGAINST       121,171,879.920     2.015

ABSTAIN       199,948,423.200     3.325

TOTAL         6,013,163,592.631   100.00

DOMESTIC
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   790,883,218.675   99.491

AGAINST       2,687,875.260     0.338

ABSTAIN       1,356,445.320     0.171

TOTAL         794,927,539.255   100.00

GOVERNMENT
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   2,457,358,207.924   99.107

AGAINST       15,286,706.130      0.617

ABSTAIN       6,855,340.830       0.276

TOTAL         2,479,500,254.884   100.00

MONEY MARKET
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   5,979,770,566.640   96.643

AGAINST       18,696,252.930      0.303

ABSTAIN       188,989,527.180     3.054

TOTAL         6,187,456,346.750   100.00

PROPOSAL 3
To amend Fidelity Institutional Cash Portfolios' Trust Instrument to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
TRUST
                   # OF                 % OF
                   SHARES VOTED         SHARES VOTED
AFFIRMATIVE        15,115,712,515.700   93.080

AGAINST            628,980,924.950      3.873

ABSTAIN            494,774,206.420      3.047

TOTAL              16,239,467,647.070   100.00

BROKER NON-VOTES   111,205,053.000

TREASURY ONLY
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   864,198,038.120   98.695

AGAINST       11,426,928.430    1.305

ABSTAIN       .000              0.000

TOTAL         875,624,966.550   100.00

TREASURY ONLY - CLASS I
               # OF             % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   763,064,872.420   99.157

AGAINST       6,490,830.450     0.843

ABSTAIN       .000              0.000

TOTAL         769,555,702.870   100.00

TREASURY ONLY - CLASS II
              # OF             % OF
              SHARES VOTED     SHARES VOTED
AFFIRMATIVE   38,286,220.030   100.00

AGAINST       .000             0.000

ABSTAIN       .000             0.000

TOTAL         38,286,220.030   100.00

TREASURY ONLY - CLASS III
              # OF             % OF
              SHARES VOTED     SHARES VOTED
AFFIRMATIVE   62,846,945.670   92.718

AGAINST       4,936,097.980    7.282

ABSTAIN       .000             0.000

TOTAL         67,783,043.650   100.00

TREASURY
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   5,630,394,731.161   94.057

AGAINST       131,856,524.970     2.203

ABSTAIN       223,906,059.500     3.740

TOTAL         5,986,157,315.631   100.00

TREASURY - CLASS I
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        2,720,845,147.771   92.124

AGAINST            26,053,321.580      0.883

ABSTAIN            206,549,043.570     6.993

TOTAL              2,953,447,512.921   100.00

BROKER NON-VOTES   27,006,277.000

TREASURY - CLASS II
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   213,636,571.790   67.459

AGAINST       103,054,000.000   32.541

ABSTAIN       .000              0.000

TOTAL         316,690,571.790   100.00

TREASURY - CLASS III
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   2,695,913,011.600   99.260

AGAINST       2,749,203.390       0.101

ABSTAIN       17,357,015.930      0.639

TOTAL         2,716,019,230.920   100.00

DOMESTIC
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   772,016,733.585   97.868

AGAINST       16,487,985.050    2.090

ABSTAIN       333,050.620       0.042

TOTAL         788,837,769.255   100.00

DOMESTIC - CLASS I
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   725,732,878.865   97.782

AGAINST       16,401,754.050    2.210

ABSTAIN       58,637.050        0.008

TOTAL         742,193,269.965   100.00

BROKER NON-VOTES  6,089,770.000

DOMESTIC - CLASS II
              # OF            % OF
              SHARES VOTED    SHARES VOTED
AFFIRMATIVE   4,124,494.310   100.000

AGAINST       .000            0.000

ABSTAIN       .000            0.000

TOTAL         4,124,494.310   100.00

DOMESTIC - CLASS III
              # OF             % OF
              SHARES VOTED     SHARES VOTED
AFFIRMATIVE   42,159,360.410   99.152

AGAINST       86,231.000       0.203

ABSTAIN       274,413.570      0.645

TOTAL         42,520,004.980   100.00

GOVERNMENT
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   2,409,500,700.134   98.570

AGAINST       28,145,509.920      1.151

ABSTAIN       6,820,577.830       0.279

TOTAL         2,444,466,787.884   100.00

GOVERNMENT - CLASS I
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   1,976,398,051.224   98.262

AGAINST       28,145,509.920      1.399

ABSTAIN       6,820,577.830       0.339

TOTAL         2,011,364,138.974   100.00

BROKER NON-VOTES   35,033,467.000

GOVERNMENT - CLASS II
              # OF             % OF
              SHARES VOTED     SHARES VOTED
AFFIRMATIVE   55,883,114.210   100.00

AGAINST       .000             0.000

ABSTAIN       .000             0.000

TOTAL         55,883,114.210   100.00

GOVERNMENT - CLASS III
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   377,219,534.700   100.00

AGAINST       .000              0.000

ABSTAIN       .000              0.000

TOTAL         377,219,534.700   100.00

MONEY MARKET
                  # OF                % OF
                  SHARES VOTED        SHARES VOTED
AFFIRMATIVE       5,439,602,312.700   88.530

AGAINST           441,063,976.580     7.178

ABSTAIN           263,714,518.470     4.292

TOTAL             6,144,380,807.750   100.00

BROKER NON-VOTES  43,075,539.000

MONEY MARKET - CLASS I
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        5,042,466,965.080   87.855

AGAINST            433,354,329.110     7.550

ABSTAIN            263,714,518.470     4.595

TOTAL              5,739,535,812.660   100.00

BROKER NON-VOTES   43,075,539.000

MONEY MARKET - CLASS II
              # OF             % OF
              SHARES VOTED     SHARES VOTED
AFFIRMATIVE   51,708,463.970   99.475

AGAINST       273,108.540      0.525

ABSTAIN       .000             0.000

TOTAL         51,981,572.510   100.00

MONEY MARKET - CLASS III
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   345,426,883.650   97.893

AGAINST       7,436,538.930     2.107

ABSTAIN       .000              0.000

TOTAL         352,863,422.580   100.00

PROPOSAL 4
To adopt a fundamental limitation concerning diversification for
Treasury Only.
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   835,793,005.530   95.451

AGAINST       39,350,553.970    4.494

ABSTAIN       481,407.050       0.055

TOTAL         875,624,966.550   100.00

PROPOSAL 5
To amend the fundamental limitation concerning diversification for each of Treasury, Domestic, Government, Money Market, Rated Money
Market and Tax-Exempt.
TREASURY
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        5,577,526,997.851   93.174

AGAINST            184,111,741.270     3.075

ABSTAIN            224,518,576.510     3.751

TOTAL              5,986,157,315.631   100.00

BROKER NON-VOTES   27,006,277.000

DOMESTIC
                   # OF              % OF
                   SHARES VOTED      SHARES VOTED
AFFIRMATIVE        780,464,265.005   98.939

AGAINST            1,964,885.760     0.249

ABSTAIN            6,408,618.490     0.812

TOTAL              788,837,769.255   100.00

BROKER NON-VOTES   6,089,770.000

GOVERNMENT
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        2,284,178,044.624   93.443

AGAINST            146,393,506.150     5.989

ABSTAIN            13,895,237.110      0.568

TOTAL              2,444,466,787.884   100.00

BROKER NON-VOTES   35,033,467.000

MONEY MARKET
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        5,242,544,818.150   85.323

AGAINST            670,063,571.460     10.905

ABSTAIN            231,772,418.140     3.772

TOTAL              6,144,380,807.750   100.00

BROKER NON-VOTES   43,075,539.000

RATED MONEY MARKET
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   213,474,107.660   94.886

AGAINST       3,990,137.620     1.774

ABSTAIN       7,514,785.820     3.340

TOTAL         224,979,031.100   100.00

TAX-EXEMPT
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   1,180,846,274.700   94.032

AGAINST       42,227,105.030      3.363

ABSTAIN       32,714,104.880      2.605

TOTAL         1,255,787,484.610   100.00

PROPOSAL 6
To adopt a fundamental limitation concerning commodities for each of Treasury, Domestic, Government and Money Market.
TREASURY
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        5,412,419,094.571   90.416

AGAINST            349,731,274.000     5.842

ABSTAIN            224,006,947.060     3.742

TOTAL              5,986,157,315.631   100.00

BROKER NON-VOTES   27,006,277.000

DOMESTIC
                   # OF              % OF
                   SHARES VOTED      SHARES VOTED
AFFIRMATIVE        772,980,305.735   97.990

AGAINST            30,935.000        0.004

ABSTAIN            15,826,528.520    2.006

TOTAL              788,837,769.255   100.00

BROKER NON-VOTES   6,089,770.000

GOVERNMENT
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        2,398,711,093.464   98.128

AGAINST            38,905,761.590      1.592

ABSTAIN            6,849,932.830       0.280

TOTAL              2,444,466,787.884   100.00

BROKER NON-VOTES   35,033,467.000

MONEY MARKET
                   # OF                % OF
                   SHARES VOTED        SHARES VOTED
AFFIRMATIVE        5,766,896,293.810   93.856

AGAINST            135,250,518.900     2.202

ABSTAIN            242,233,995.040     3.942

TOTAL              6,144,380,807.750   100.00

BROKER NON-VOTES   43,075,539.000

PROPOSAL 7
To amend Tax-Exempt's fundamental investment limitation concerning the concentration of its investments in a single industry.
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   1,206,690,903.190   96.090

AGAINST       42,227,105.030      3.363

ABSTAIN       6,869,476.390       0.547

TOTAL         1,255,787,484.610   100.00

PROPOSAL 8
To eliminate Rated Money Market fundamental investment limitation concerning writing or purchasing put or call options.
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   209,392,601.390   93.072

AGAINST       4,840,735.250     2.152

ABSTAIN       10,745,694.460    4.776

TOTAL         224,979,031.100   100.00

PROPOSAL 9
To approve an amended management contract for Rated
Money Market.
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   200,784,205.170   89.246

AGAINST       16,680,040.110    7.414

ABSTAIN       7,514,785.820     3.340

TOTAL         224,979,031.100   100.00

PROPOSAL 10
To approve an Agreement and Plan providing for the reorganization of each Rated Money Market and Tax-Exempt from separate series of
Delaware business trusts to another.
RATED MONEY MARKET
              # OF              % OF
              SHARES VOTED      SHARES VOTED
AFFIRMATIVE   216,639,916.480   96.293

AGAINST       824,328.800       .367

ABSTAIN       7,514,785.820     3.340

TOTAL         224,979,031.100   100.00

TAX-EXEMPT
              # OF                % OF
              SHARES VOTED        SHARES VOTED
AFFIRMATIVE   1,242,381,924.160   98.932

AGAINST       12,446,540.570      0.992

ABSTAIN       959,019.880         0.076

TOTAL         1,255,787,484.610   100.00



INVESTMENT ADVISOR
Fidelity Management & Research Company
Boston MA
INVESTMENT SUB-ADVISOR
Fidelity Investments Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Boyce I. Greer, Vice President
Fred L. Henning, Jr., Vice President
Robert K. Duby, Vice President
Robert Litterest, Vice President
Scott A. Orr, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
UMB Bank, n.a.
Kansas City, MO
 FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
CUSTODIANS
The Bank of New York
New York, NY
 FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY,
 TREASURY, GOVERNMENT, DOMESTIC AND MONEY MARKET
 FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
UMB Bank, n.a.
Kansas City, MO
 FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS

Fidelity Rated Money Market Portfolio
(A Fund of Fidelity Colchester Street Trust)
Fidelity Domestic Portfolio
(A Fund of Fidelity Colchester Street Trust)
FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
October 19, 1998
This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Domestic Portfolio (Domestic Portfolio), a fund of Fidelity Colchester Trust, would acquire all of the assets of Fidelity Rated Money Market Portfolio (Rated Portfolio), also a fund of Fidelity Colchester Street Trust, and assume all of Rated Portfolio's liabilities in exchange solely for Class I, Class II, and Class III shares of beneficial interest in Domestic Portfolio. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:
 1. The Statement of Additional Information for Class I, Class II, and Class III of Domestic Portfolio and Rated Portfolio dated May 29, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000012).
 2. The combined Prospectus for Class I of Domestic Portfolio and Rated Portfolio dated May 29, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000012).
 3. The combined Prospectus for Class II of Domestic Portfolio and Rated Portfolio dated May 29, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000012).
 4. The combined Prospectus for Class III of Domestic Portfolio and Rated Portfolio dated May 29, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000012).
 5. The Supplement to the combined Prospectus for Class I of Domestic Portfolio and Rated Portfolio, dated August 1, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000015).
 6. The Supplement to the combined Prospectus for Class II of Domestic Portfolio and Rated Portfolio, dated August 1, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000015).
 7. The Supplement to the combined Prospectus for Class III of Domestic Portfolio and Rated Portfolio, dated August 1, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000015).
 8. The Supplement to the combined Statement of Additional Information for Class I, Class II, and Class III of Domestic Portfolio and Rated Portfolio, dated August 5, 1998, which was previously filed via EDGAR (Accession No.0000356173-98-000016).
 9 . The audited Financial Statements included in the Annual Report of Domestic Portfolio for the fiscal year ended March 31, 1998, which was previously filed via EDGAR (Accession No. 0000719451-98-000026).
 10. The audited Financial Statements included in the Annual Report of Rated Portfolio for the fiscal year ended March 31, 1998, which was previously filed via EDGAR (Accession No. 0000719451-98-000026)
 11. The Pro Forma Financial Statements for Rated Portfolio and Domestic Portfolio for the period ended March 31, 1998.
This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated October 19, 1998 relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.



PART C - OTHER INFORMATION
Item 15. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 16. Exhibits
  (1.) (a) Trust Instrument, dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26.
   (b) Certificate of Trust, dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 26.
   (c) Certificate of Amendment of Fidelity Government Securities Fund to Fidelity Institutional Cash Portfolios II, dated May 28, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 1(c) to Post-Effective Amendment No. 26.
   (d) Certificate of Amendment of Fidelity Institutional Cash Portfolios II to Fidelity Institutional Cash Portfolios, dated May 28, 1993 was electronically filed and is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 26.
   (e) Supplement to Trust Instrument of Fidelity Institutional Cash Portfolios, dated March 31, 1997, is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 35.
   (f) Supplement to Trust Instrument of Fidelity Institutional Cash Portfolios, dated January 26, 1998 is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 36.
  (2.) Bylaws of the Trust effective May 19, 1994 were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Union Street Trust II's Post-Effective Amendment No. 10. (File No. 33-43757).
  (3.) Not applicable.
  (4.) Form of Agreement and Plan of Reorganization between Fidelity Colchester Street Trust: Fidelity Rated Money Market Portfolio and Fidelity Colchester Street Trust: Fidelity Domestic Portfolio, is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.
  (5.) (a) Article VII of the Trust Instrument, dated June 20, 1991 is incorporated herein by reference to Exhibit 1(a) to Post Effective Amendment No. 26.
   (b) Supplement to the Trust Instrument of Fidelity Institutional Cash Portfolios (currently Fidelity Colchester Street Trust) dated January 26, 1998, is incorporated herein by reference to Exhibit 1(f) of Post Effective Amendment No. 35.
  (6.) (a) Management Contract between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market Portfolio and Fidelity Management & Research Company, dated May 30, 1993, was electronically filed and is incorporated herein by reference to
Exhibit 5(a) to Post-Effective Amendment No. 26.
   (b) Management Contract between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Government Portfolio (currently Government Portfolio) and Fidelity Management & Research Company, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 26.
   (c) Management Contract between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Treasury Portfolio II (currently Treasury Portfolio) and Fidelity Management & Research Company, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 26.
   (d) Management Contract between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic Money Market Portfolio and Fidelity Management & Research Company, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 26.
   (e) Sub-Advisory agreement between Fidelity Management & Research Company on behalf of Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Treasury Portfolio II (currently Treasury Portfolio) and FMR Texas Inc., dated May 30, 1993, was electronically filed and is incorporated herein by reference to
Exhibit 5(g) to Post-Effective Amendment No. 26.
   (f) Sub-Advisory agreement between Fidelity Management & Research Company on behalf of Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Government Portfolio (currently Government Portfolio) and FMR Texas Inc., dated May 30, 1993, was electronically filed and is incorporated herein by reference to
Exhibit 5(h) to Post-Effective Amendment No. 26.
   (g) Sub-Advisory agreement between Fidelity Management & Research Company on behalf of Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic Money Market Portfolio and FMR Texas Inc., dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 26.
   (h) Sub-Advisory agreement between Fidelity Management & Research Company on behalf of Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market Portfolio and FMR Texas Inc., dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 26.
   (i) Sub-Advisory agreement between Fidelity Management & Research Company on behalf of Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury Only and FMR Texas Inc., dated May 30, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 36.
   (j) Management Contract between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust) on behalf of Treasury Only, and Fidelity Management & Research Company, dated May 30, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No.36.
   (k) Form of Management Contract between Colchester Street Trust on behalf of Rated Money Market Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment 37.
   (l) Form of Sub-Advisory Agreement between Fidelity Management & Research Company on behalf of Colchester Street Trust: Rated Money Market Portfolio and Fidelity Investments Money Management, Inc. is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment 37.
   (m) Form of Management Contract between Colchester Street Trust on behalf of Tax-Exempt Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment 37.
   (n) Form of Sub-Advisory Agreement between Fidelity Management & Research Company on behalf of Colchester Street Trust: Tax-Exempt Portfolio and Fidelity Investments Money Management, Inc. is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment 37.
  7. (a) General Distribution Agreement between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Treasury Portfolio II (currently Treasury Portfolio) and Fidelity Distributors Corporation, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 26.
   (b) General Distribution Agreement between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): U.S. Government Portfolio (currently Government Portfolio) and Fidelity Distributors Corporation, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 26.
   (c) General Distribution Agreement between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic Money Market Portfolio and Fidelity Distributors Corporation, dated May 30, 1993, was electronically filed and is incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 26.
   (d) General Distribution Agreement between Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market Portfolio and Fidelity Distributors Corporation, dated May 30, 1993, was electronically filed and is incorporated herein by reference to
Exhibit 6(e) to Post-Effective Amendment No. 26.
   (e) Specimen of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Fidelity Institutional Money Market Funds was electronically filed and is incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 32.
   (f) Specimen of Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Fidelity Institutional Money Market Funds was electronically filed and is incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 32.
   (g) Form of Bank Agency Agreement (most recently revised January,
1997) is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment 37.
   (h) Form of Selling Dealer Agreement for Bank Related Transactions (most recently revised January 1997) is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment 37.
   (i) Form of Selling Dealer Agreement (most recently revised January
1997) is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment 37.
   (j) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
   (k) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated October 1, 1996, is incorporated herein by reference to Exhibit 6(g) of Daily Money Fund's Post-Effective Amendment No. 40 (File No. 2-77909).
   (l) Form of General Distribution Agreement between Colchester Street Trust: Rated Money Market Portfolio is incorporated herein by reference to Exhibit 6(l) to Post-Effective Amendment 37.
   (m) Form of General Distribution Agreement between Colchester Street Trust: Tax-Exempt Portfolio is incorporated herein by reference to Exhibit 6(m) to Post-Effective Amendment 37.
   (n) Form of General Distribution Agreement between Colchester Street Trust: Treasury Only Portfolio is incorporated herein by reference to Exhibit 6(n) to Post-Effective Amendment 37.
                    8. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  9. (a) Form of Custodian Agreement, Appendix A, Appendix B and Appendix C between The Bank of New York and the Registrant are incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment 37.
   (b) Form of Fidelity Group Repo Custodian Agreement and Schedule 1 among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant are incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment 37.
   (c) Form of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant are incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment 37.
   (d) Form of Joint Trading Account Custody Agreement and First Amendment between the The Bank of New York and the Registrant are incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment 37.
  10. (a) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market (currently Money Market Portfolio), is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 35.
   (b) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Government (currently Government Portfolio), is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 35.
   (c) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury (currently Treasury Portfolio), is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 35.
   (d) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic (currently Domestic Portfolio), is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 35.
   (e) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market Class II (currently Money Market Portfolio Class
II), is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 35.
   (f) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Government Class II (currently Government Portfolio Class II), is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 35.
   (g) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury Class II (currently Treasury Portfolio Class II), is incorporated herein by reference to Exhibit 15(g) to Post-Effective Amendment No. 35.
   (h) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic Class II (currently Domestic Portfolio Class II), is incorporated herein by reference to Exhibit 15(h) to Post-Effective Amendment No. 35.
   (i) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Money Market Class III, (currently Money Market Portfolio Class III) is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 35.
   (j) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Government Class III (currently Government Portfolio Class
III), is incorporated herein by reference to Exhibit 15(j) to Post-Effective Amendment No. 35.
   (k) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury Class III (currently Treasury Portfolio Class III), is incorporated herein by reference to Exhibit 15(k) to Post-Effective Amendment No. 35.
   (l) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Domestic Class III (currently Domestic Portfolio Class III), is incorporated herein by reference to Exhibit 15(l) to Post-Effective Amendment No. 35.
   (m) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury Only Class I, is incorporated herein by reference to
Exhibit 15(m) of Post-Effective Amendment 35.
   (n) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional Cash Portfolios (currently Colchester Street Trust): Treasury Only Class II, is incorporated herein by reference to
Exhibit 15(n) of Post-Effective Amendment 35.
   (o) Distribution and Service Plan pursuant to Rule 12b-1, for Fidelity Institutional cash Portfolios (currently Colchester Street Trust): Treasury Only Class III, is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment 35.
   (p) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Rated Money Market Portfolio Class I is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment 37.
   (q) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Rated Money Market Portfolio Class II is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment 37.
   (r) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Rated Money Market Portfolio Class III is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment 37.
   (s) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Tax-Exempt Portfolio Class I is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment 37.
   (t) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Tax-Exempt Portfolio Class II is incorporated herein by reference to Exhibit 15(t) of Post-Effective Amendment 37.
   (u) Distribution and Service Plan pursuant to Rule 12b-1, for Colchester Street Trust: Tax-Exempt Portfolio Class III is incorporated herein by reference to Exhibit 15(u) of Post-Effective Amendment 37.
   (v) A Multiple Class of Shares Plan for Fidelity Institutional Money Market Funds, dated March 19, 1998, is incorporated herein by reference to Exhibit 18(a) of Post-Effective Amendment 37.
   (w) Schedule I, March 19, 1998, to the Multiple Class of Shares Plan for Fidelity Institutional Money Market Funds, dated March 19, 1998, is incorporated herein by reference to Exhibit 18(b) of Post-Effective Amendment 37.
  (11.) Opinion and Consent of counsel (Kirkpatrick & Lockhart LLP) as to the legality of shares being registered is filed herein as Exhibit 11.
  (12.) Opinion and Consent of counsel (Kirkpatrick & Lockhart LLP) as to tax matters in connection with the reorganization of Fidelity Rated Money Market Portfolio is filed herein as Exhibit 12.
  (13.) Not applicable.
  (14) Consent of PricewaterhouseCoopers LLP is filed herein as
Exhibit 14.
  (15.) Pro Forma  combining financial statements are filed herein as
Exhibit 15.
(16.) Powers of Attorney dated December 19, 1996, March 6, 1997 and July 17, 1997 are filed herein as Exhibit 16.
(17.) Not applicable.
Item 17.  Undertakings
 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c] the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 31st day of August 1998.
      Fidelity Colchester Street Trust
       (formerly Fidelity Institutional Cash Portfolios)
      By /s/Edward C. Johnson 3d          +
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(Signature)                          (Title)                        (Date)
/s/Edward C. Johnson 3d  +           President and Trustee          August 31, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      August 31, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        August 31, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        August 31, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        August 31, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        August 31, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        August 31, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        August 31, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        August 31, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        August 31, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        August 31, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        August 31, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        August 31, 1998

Thomas R. Williams


+ Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Thomas M. Leahey pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Thomas M. Leahey pursuant to a power of attorney dated March 6, 1997 and filed herewith.